As filed with the Securities and Exchange Commission on November 24,
1998

Registration No. 33-40823
                 811-6318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X
Pre-Effective Amendment No. _______

Post-Effective Amendment No.         23        	    X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

Amendment No.           23                  X

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of Registrant as Specified in Charter)

222 Delaware Avenue, Wilmington, Delaware  19801
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:
(302) 888-4104

Christina T. Sydor
Consulting Group Capital Markets Funds
388 Greenwich Street, 22nd Floor
New York, New York 10013
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

	immediately upon filing pursuant to paragraph (b)

XXX	on November 27, 1998 pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(i)

	on (date) pursuant to paragraph (a)(i)

	days after filing pursuant to paragraph (a)(ii)

	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

CONSULTING GROUP CAPITAL MARKETS FUNDS

FORM N-1A
CROSS REFERENCE SHEET

PURSUANT TO RULE 495(a)

Part A.
Item No.	Prospectus Heading

1.	Cover Page	Cover Page

2.	Synopsis	Summary

3.	Condensed Financial Information	Financial Highlights

4.	General Description of Registrant	Cover Page; Summary; Objectives
and Policies of the Portfolios; Additional Information

5.	Management of the Fund	Summary; Portfolio Expenses;
Management of the Trust; Custodian and Transfer Agent

6.	Capital Stock and Other Securities	Cover Page; Dividends,
Distributions and Taxes; Additional Information

7.	Purchase of Securities Being Offered	Summary; Purchase of
Shares; Net Asset Value; Exchange Privilege

8.	Redemption or Repurchase	Redemption of Shares; Exchange Privilege

9.	Pending Legal Proceedings	Not Applicable

Part B	Heading in Statement of Item No.	Additional Information

10.	Cover Page	Cover Page

11.	Table of Contents	Contents

12.	General Information and History	Management of the Trust; See
Prospectus -- "Additional Information"

13.	Investment Objectives and Policies	Objectives and Policies of the
Portfolios

14.	Management of the Fund	Management of the Trust; Custodian
and Transfer Agent

15.	Control Persons and Principal Holders of Securities
Management of the Trust

16.	Investment Advisory and Other Services	Purchase of  Shares;
Management of the Trust; Custodian and Transfer Agent; See Prospectus -- "Portfolio Expenses"; "Custodian and Transfer
Agent" and "Management of the Trust"

17.	Brokerage Allocation and Other Practices	Objectives and Policies of the
Portfolios

18.	Capital Stock and Other Securities	See Prospectus --
"Dividends, Distributions and Taxes" and "Additional Information"

19.	Purchase, Redemption and Pricing of	Purchase of  Shares; Net Asset Value;
	Securities Being Offered	See Prospectus -- "Exchange Privilege"

20.	Tax Status	Taxes; See Prospectus -- "Dividends, Distributions and Taxes"

21.	Underwriters	Objectives and Policies of the Portfolios;
Purchase of Shares; See Prospectus -- "Purchase of Shares"

22.	Calculation of Performance Data	Determination of Performance;
See Prospectus - "Performance of the Portfolios"

23.	Financial Statements	Report of Independent Accountants;
Statement of Assets and Liabilities




PART A

                                CONSULTING GROUP

                             CAPITAL MARKETS FUNDS





                                                           SALOMON SMITH BARNEY
                                                           --------------------

                                                    a member of citigroup[LOGO]

                                                    TRAK(R)
                         ----------------------------------
                   Personalized Investment Advisory Service

  TRAK Personalized Investment Advisory Service ("TRAK") is a securities advisory service offered by the Consulting Group (the "Consulting Group") of Mutual Management Corp. ("MMC") designed to assist a client in devising and implementing a reasoned, systematic, long-term investment strategy tailored to the client's financial circumstances. TRAK links the Consulting Group's experience in evaluating an investor's investment objectives and risk tolerances, the abilities of investment advisers to meet those objectives and risk tolerances and the historic performance of various asset classes, with the convenience and cost effectiveness of a broad array of investment portfolios. TRAK consists of the following elements for programs other than certain qualified employee benefit plans:

                                  THE REQUEST

  The core of TRAK is the Consulting Group's evaluation of the client's financial goals and risk tolerances based on the Request, a confidential client questionnaire that the client completes with the assistance of his or her Financial Consultant. In reviewing and processing a client's Request, the Consulting Group considers the client's specific investment goals--a secure retirement, the education of children, the preservation and growth of an inheritance or savings or the accumulation of capital for the formation of a business--in terms of the client's time horizon for achievement of those goals, immediate and projected financial means and needs and overall tolerances for investment risk.

                               THE RECOMMENDATION

  Based on its evaluation of the client's financial goals and circumstances, the Consulting Group prepares and issues a Recommendation. In the Recommendation, the Consulting Group provides advice as to an appropriate mix of investment types designed to balance the client's financial goals against his or her means and risk tolerances as part of a long term investment strategy. Numerous financial studies, including a study in the Financial Analysis Journal, a major publication forum for investment research, have concluded that the single most important component determining the performance of an investment portfolio is how that portfolio is allocated among different types of investments. The Recommendation draws on Smith Barney's experience in analyzing macroeconomic events worldwide and designing asset allocation strategies as well as the Consulting Group's experience in monitoring and evaluating the performance of various market segments over substantial periods of time and correlating that information with the client's financial characteristics. The Recommendation provides specific advice about implementing investment decisions through Consulting Group Capital Markets Funds (the "Trust"), a series of investment portfolios (the "Portfolios") that covers a spectrum of investments from a money market fund that limits its investment to U.S. Government securities and repurchase agreements exclusively for those securities, to an emerging markets fund that offers the potential for significant returns to the client that can commit a portion of his or her portfolio to more volatile markets*. The Recommendation specifies a combination of investments in the Portfolios considered suitable for the client. The Recommendation employs an asset allocation theory based on a framework discussed in "Portfolio Selection," a paper published in the Journal of Finance that earned its author a Nobel Prize. The Financial Consultant assists the client in evaluating the advice contained in the Recommendation, offers interpretations in light of personal knowledge of the client's circumstances and implements the client's investment decisions, but has no investment discretion over the client's accounts. All decisions on investing among the Portfolios remain with the client. The client has the option of accepting the Recommendation or selecting an alternative combination of investments in the Portfolios.

--------

* Salomon Smith Barney, through the Consulting Group, also offers TRAK in connection with investments in mutual funds offered by a variety of no-load fund families, including Smith Barney funds in load-waived Class A shares, which cover a spectrum of investments. For more information about investing in TRAK with funds from select no-load fund families, you should contact your Salomon Smith Barney Financial Consultant. The fees and other compensation received by Salomon Smith Barney in connection with TRAK with funds from select no-load fund families may be different from the fees and other compensation received by Salomon Smith Barney in connection with TRAK with the Consulting Group Capital Markets Funds.

                                THE INVESTMENTS

  The Portfolios offer a convenient and economical means through which to implement the Recommendation. The Trust consists of the following Portfolios, which are described in greater detail in the Prospectus that accompanies this description:

(1)  Government Money Investments       (8)  Large Capitalization Value Equity
(2)  Intermediate Fixed Income               Investments
     Investments                        (9)  Large Capitalization Growth Investments
(3)  Long-Term Bond Investments        (10)  Small Capitalization Value Equity Investments
(4)  Municipal Bond Investments        (11)  Small Capitalization Growth Investments
(5)  Mortgage Backed Investments       (12)  International Equity Investments
(6)  High Yield Investments            (13)  International Fixed Income Investments
(7)  Balanced Investments              (14)  Emerging Markets Equity Investments

  The Trust offers investors the opportunity to invest in Portfolios that are advised by investment firms ("Advisors") identified, retained, supervised and compensated by the Consulting Group in its capacity as Manager to the Trust. Shares of the Portfolios may be purchased, redeemed or exchanged daily at the net asset value next determined without imposition of any sales or redemption charge. As described below, participation in TRAK is subject to payment of a quarterly fee at the maximum annual rate of 1.50% of TRAK assets held in an account at Salomon Smith Barney (an "Account"). Financial Consultants are compensated based on client participation in TRAK but do not receive compensation or incentives based on which of the Portfolios are selected for investment.

                                   THE REVIEW

  TRAK is a continuing investment advisory service. Once a TRAK program is active, the client receives a periodic Review highlighting all TRAK activity for the preceding period. The Review is a monitoring report containing an analysis and evaluation of the client's TRAK assets to ascertain whether the client's objectives for the TRAK assets are being met and recommending, when appropriate, changes in the allocation of assets among the Portfolios. Information presented within the Review includes a market commentary, a record of the client's asset performance and rates of return as compared to several appropriate market indices (illustrated in a manner that includes any fees for participation in TRAK actually incurred during the period), the client's actual portfolio showing the breakdown of investments made in each Portfolio, year-to-date and cumulative realized gains and losses in and income received from each Portfolio, all purchase, sale and exchange activity and dividends and interest received and/or reinvested. The information in the Review is especially useful for tax preparation purposes.

                          FINANCIAL CONSULTANT SUPPORT

  Integral to TRAK is the personal and confidential relationship between the client and his or her Financial Consultant. With a Financial Consultant a client at all times has available a registered investment professional backed by the full resources of the Consulting Group to discuss his or her financial circumstances and strategy. The Financial Consultant serves the client by assisting the client in identifying his or her financial characteristics, completing and transmitting the Request, reviewing with the client the Recommendation and Reviews, responding to identified changes in the client's financial circumstances and implementing investment decisions. When financial circumstances change, the Financial Consultant can be consulted and a new evaluation commissioned at no additional charge.

                           ABOUT THE CONSULTING GROUP

  TRAK and the Trust build on the experience of the Consulting Group, in providing coordinated personalized investment advice and investment advisor selection services. The predecessor of the Consulting Group was established in 1973 with the primary objective of matching the investment needs of
                                                                     (continued)

PROSPECTUS

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
       222 Delaware Avenue . Wilmington, Delaware 19801 . (212) 816-8725

  Consulting Group Capital Markets Funds (the "Trust") is an open-end, management investment company providing a convenient means of investing in separate investment portfolios (the "Portfolios") professionally managed by the Consulting Group (the "Manager" or the "Consulting Group") of Mutual Management Corp. ("MMC"). Each of the Portfolios benefits from discretionary advisory services from an investment adviser (the "Advisor" or "Advisors") identified, retained, supervised and compensated by the Manager. The Trust is a series company that currently consists of the following Portfolios to which this Prospectus relates:

  .Government Money Investments               .Large Capitalization Value Equity
  .Intermediate Fixed Income Investments      Investments
  .Long-Term Bond Investments                 .Large Capitalization Growth
  .Municipal Bond Investments                 Investments
  .Mortgage Backed Investments                .Small Capitalization Value Equity
  .High Yield Investments                     Investments
  .Balanced Investments                       .Small Capitalization Growth
                                              Investments
                                              .International Equity Investments
                                              .International Fixed Income
                                              Investments
                                              .Emerging Markets Equity Investments

  Each of the Portfolios is a diversified Portfolio of the Trust, except International Fixed Income Investments, which is a non-diversified Portfolio. Shares of Government Money Investments are not guaranteed or insured by the U.S. government and, although Government Money Investments attempts to maintain a constant net asset value of $1.00 per share, there can be no assurance that it will be able to do so at all times.

  Shares of the Portfolios are offered to participants in advisory programs sponsored by Salomon Smith Barney Inc. ("Salomon Smith Barney"), including the TRAK (R) Personalized Investment Advisory Service ("TRAK"), which directly provides to investors asset allocation recommendations with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances (collectively, "Smith Barney Advisory Services"). The Portfolios may also be offered to participants in other investment advisory services offered by qualified investment advisers not affiliated with Smith Barney (each an "Advisory Service" and collectively with Smith Barney Advisory Services the "Advisory Services"). Participation in an Advisory Service is subject to payment of a separate investment advisory fee at rates that may be subject to negotiation based on levels of services as agreed upon with clients. Currently the maximum annual rate for assets invested in the Portfolios under a Salomon Smith Barney Advisory Service is 1.50%. The operating expenses of the Portfolios, when combined with any investment advisory fees separately paid, may involve greater fees and expenses than other investment companies whose shares are purchased without the benefit of an Advisory Service.
  This Prospectus sets forth concisely certain information about the Trust, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.
  High Yield Investments may invest up to 100% of its net assets in non-investment grade securities, commonly referred to as "junk bonds." Junk bonds are high risk and considered speculative with regard to payment of interest and return of principal. Purchasers should carefully consider the risks associated with an investment in this Portfolio prior to investing.

  Additional information about the Trust is contained in a Statement of Additional Information which is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above or by contacting any Salomon Smith Barney Financial Consultant. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

    SHARES OF THE  PORTFOLIOS ARE NOT  INSURED BY THE FDIC;  ARE NOT A
      DEPOSIT  OR OTHER OBLIGATION OF,  OR GUARANTEED BY, ANY  BANK;
         AND ARE SUBJECT TO  INVESTMENT RISKS, INCLUDING POSSIBLE
           LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES COMMISSION  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION
    PASSED  UPON  THE  ACCURACY  OR   ADEQUACY  OF  THIS  PROSPECTUS.  ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

November 27, 1998

                               TABLE OF CONTENTS

                                Page
                                ----
Summary.............................    2
Advisory Service Fees; Portfolio
 Expenses...........................    5
Financial Highlights................    7
Objectives and Policies of the Port-
 folios.............................   15
Management of the Trust.............   33
Purchase of Shares..................   40
Redemption of Shares................   42
Net Asset Value.....................   43

                                                                       Page
                                                                       ----
Exchange Privilege....................................................  44
Dividends, Distributions and Taxes....................................  44
Custodian and Transfer Agent..........................................  46
Distributor...........................................................  46
Performance of the Portfolios.........................................  46
Additional Information................................................  48
Appendix A............................................................ A-1
Appendix B............................................................ B-1

                                    SUMMARY

  The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

  The Trust. The Trust is a management investment company providing a convenient means of investing in separate Portfolios professionally managed by the Manager. The assets of each of the Portfolios are managed on a discretionary basis by one or more separate Advisors. See "Management of the Trust." The Trust is a series company currently consisting of the following 14
Portfolios:

  . Government Money Investments, whose Advisor is Standish, Ayer & Wood,
    Inc. ("Standish, Ayer").

  . Intermediate Fixed Income Investments, whose Advisor is Standish, Ayer.

  . Long-Term Bond Investments, whose Advisor is National Asset Management
    Corp. ("National Asset Mgmt.").

  . Municipal Bond Investments, whose Advisor is Smith Affiliated Capital
    Corp. ("Smith Affiliated").

  . Mortgage Backed Investments, whose Advisor is Atlantic Portfolio
    Analytics & Management, Inc. ("APAM").

  . High Yield Investments, whose Advisor is Alliance Capital Management L.P.
    ("Alliance Capital").

  . Balanced Investments, whose Advisor is Palley-Needelman Asset Management,
    Inc. ("Palley-Needelman").

  . Large Capitalization Value Equity Investments, whose Advisors are The
    Boston Company Asset Management, Inc. ("TBCAM") and Parametric Portfolio Associates ("Parametric").

  . Small Capitalization Value Equity Investments, whose Advisors are NFJ
    Investment Group ("NFJ"), David L. Babson & Co. Inc. ("Babson") and Mellon Capital Management Corporation ("Mellon Capital").

  . Large Capitalization Growth Investments, whose Advisors are Provident
    Investment Counsel Inc. ("Provident") and Barclays Global Fund Advisors ("BGFA").

  . Small Capitalization Growth Investments, whose Advisors are Wall Street
    Associates ("WSA"), Westpeak Investment Advisors, L.P. ("Westpeak") and Mellon Capital.

  . International Equity Investments, whose Advisors are Oechsle
    International Advisers, LLC ("Oechsle LLC") and State Street Global Advisors ("State Street").

  . International Fixed Income Investments, whose Advisor is Julius Baer
    Investment Management Inc. ("Julius Baer").

  . Emerging Markets Equity Investments, whose Advisors are AIB Govett, Inc.
    ("Govett"), State Street and Baring Asset Management, Inc. ("Baring").


  Management. The Consulting Group, a division of MMC, acts as the Portfolios' Manager. Each of the Portfolios benefits from discretionary advisory services made available by one or more Advisors identified, retained, supervised and compensated by the Manager. MMC serves as the Portfolios' administrator and generally manages all aspects of the Trust's administration and operation. See "Management of the Trust."

  Advisory Services, Purchase and Redemption of Shares. Shares of the Portfolios are offered to or for the benefit of participants in Advisory Services. TRAK is one such investment advisory service pursuant to which the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset values next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the client a quarterly fee at the maximum annual rate of 1.50% of assets held in a TRAK account for its services. Investors purchasing Portfolio shares based on the recommendations of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers. See "Purchase of Shares" and "Redemption of Shares."

  Risk Factors and Special Considerations. No assurance can be given that the Portfolios will achieve their investment objectives. Investing in an investment company that invests in securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in an investment company limiting its holdings to domestic investments. In particular, because Emerging Markets Equity Investments will invest in emerging markets countries, an investment in such Portfolio should be considered more speculative than an investment in a mutual fund that invests in securities of U.S. companies and investment in this Portfolio involves certain risks and considerations not associated with an investment in a mutual fund that invests in securities of countries with better developed and more stable markets. In addition, this Portfolio is authorized to borrow for investment purposes which will have the effect of magnifying gains and losses on the Portfolio's investments. A substantial portion of assets of certain of the Portfolios may be held in securities denominated in one or more foreign currencies, which will result in the Portfolios' bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios may also be subject to certain risks of using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. In addition, High Yield Investments and Mortgage Backed Investments may invest in high yield, high risk securities that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, and Mortgage Backed Investments, Intermediate Fixed Income Investments and Long-Term Bond Investments may invest in government stripped mortgage related securities and zero coupon securities, which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "Objectives and Policies of the Portfolios--Certain Securities, Investment Techniques and Risk Factors."

  Investors through TRAK should be aware that while the Consulting Group receives a fee as investment adviser from each participant, the Consulting Group also receives a fee from each Portfolio for its service as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for TRAK participants, may be presented with a conflict of interest as to the specific Portfolios recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participants when making investment recommendations. Investors also should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisors. However, the Manager's decisions, including the identity of an Advisor and the specific amount of the Manager's compensation to be paid to the Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates. See "Management of the Trust--Investment Manager" and "Purchase of Shares--General--TRAK."

  The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through Advisory Services that are based on an evaluation of an investor's investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although an Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than it would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program and an investment among the Portfolios should be regarded as a long-term commitment that should be held through several market cycles. In addition, although the Consulting Group intends to recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in TRAK should recognize that it is a nondiscretionary investment advisory service and that all investment decisions rest with the participant alone. Therefore, such participants are urged strongly to adhere to the Consulting Group's asset allocation recommendations and to act promptly upon any recommended reallocation of assets among the Portfolios. Investors intending to purchase Portfolio shares through other Advisory Services should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisers' ability to anticipate and respond to market trends. See "Objectives and Policies of the Portfolios-- Certain Securities, Investment Techniques and Risk Factors--Temporary Investments."

  Dividends and Distributions. Each Portfolio intends to distribute annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of Government Money Investments are declared daily and paid monthly. Dividends from the net investment income of Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, International Fixed Income Investments, High Yield Investments and Balanced Investments are declared and paid monthly. Dividends from the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. See "Dividends, Distributions and Taxes."

  Taxation. Each of the Portfolios has qualified and intends to continue to qualify as a regulated investment company for U.S. federal income tax purposes. As such, the Trust anticipates that no Portfolio will be subject to U.S. federal income tax on income and gains that are distributed to shareholders. It is expected that certain capital gains and certain dividends and interest earned by International Equity Investments and Emerging Markets Equity Investments will be subject to foreign withholding taxes. These taxes may be deductible or creditable in whole or in part by shareholders of the Portfolio for U.S. federal income tax purposes. Although any foreign withholding taxes paid by International Fixed Income Investments are not expected to be creditable by its shareholders for U.S. federal income tax purposes, the Portfolio will be managed in a manner so as to minimize, to the extent practicable, the payment of any foreign withholding taxes. See "Dividends, Distributions and Taxes."

  Custodian and Transfer Agent. PNC Bank, National Association ("PNC") and The Chase Manhattan Bank ("Chase") serve as the custodians of the Trust's assets and may employ sub-custodians outside the United States approved by the Trustees of the Trust in accordance with regulations of the Securities and Exchange Commission (the "SEC"). PNC provides services for Portfolios predominately comprised of domestic securities, whereas Chase provides services for international Portfolios. First Data Investor Services Group, Inc. (the "Transfer Agent"), a subsidiary of First Data Corporation, serves as the transfer agent for the Portfolios' shares. See "Custodian and Transfer Agent."

                   ADVISORY SERVICE FEES; PORTFOLIO EXPENSES

  The following table lists the costs and expenses, including fees for TRAK (but not those for other Advisory Services paid separately), that an investor will incur either directly or indirectly as a shareholder of each Portfolio based on the Portfolio's operating expenses for the most recent fiscal year unless otherwise noted.

                                                 ANNUAL PORTFOLIO OPERATING EXPENSES+
                                             ---------------------------------------------
                                     MAXIMUM
                         SHAREHOLDER ANNUAL  MANAGEMENT/1/ DISTRIBUTION            TOTAL
                         TRANSACTION  TRAK   FEES (NET OF  (RULE 12B-1)  OTHER   OPERATING
                          EXPENSES    FEE*    FEE WAIVERS)   EXPENSES   EXPENSES EXPENSES
                         ----------- ------- ------------- ------------ -------- ---------
Government Money
 Investments............    None      1.50%      0.29%         None       0.31%    0.60%
Intermediate Fixed
 Income Investments.....    None      1.50       0.60          None       0.13     0.73
Long-Term Bond
 Investments............    None      1.50       0.60          None       0.22     0.82
Municipal Bond
 Investments............    None      1.50       0.60          None       0.20     0.80
Mortgage Backed
 Investments............    None      1.50       0.57          None       0.23     0.80
High Yield Investments..    None      1.50       0.90/2/       None       0.30     1.20
Balanced Investments....    None      1.50       0.80          None       0.20     1.00
Large Capitalization
 Value Equity
 Investments............    None      1.50       0.69          None       0.11     0.80
Large Capitalization
 Growth Investments.....    None      1.50       0.64          None       0.12     0.76
Small Capitalization
 Value Equity
 Investments............    None      1.50       0.75          None       0.19     0.94
Small Capitalization
 Growth Investments++...    None      1.50       0.79          None       0.22     1.01
International Equity
 Investments............    None      1.50       0.73          None       0.17     0.90
International Fixed
 Income Investments.....    None      1.50       0.70          None       0.27     0.97
Emerging Markets
 Equity Investments.....    None      1.50       1.10          None       0.59     1.69

--------
  +  As a percentage of average net assets.
 ++ The management fee has been restated to reflect a management fee increase for the fiscal year ending August 31, 1998.

  * As a percentage of the value of Portfolio shares held on the last calendar day of the previous quarter per annum.

  /1/The management fee includes a fee each Portfolio pays MMC for administration services of 0.20% of the value of the Portfolio's average daily net assets.

  /2/"Management fees" have been restated to reflect the management fee currently in effect for High Yield Investments. Management fees were waived to a greater extent during the last fiscal year.

  Management Fees; Expenses. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from 0.15% to 0.90% of the value of the average daily net assets of the Portfolio. The fees of each Advisor are paid by the Manager. The Manager and MMC (the "Agents") may voluntarily waive a portion or all of their respective fees otherwise payable to them and the "Total Operating Expenses" without fee waivers would have been 0.66%, and 0.93% for Government Money Investments and Mortgage Backed Investments, respectively. In addition, High Yield Investments would have incurred "Total Operating Expenses" of 2.42% which includes reimbursement of other fees by the Manager of 0.35%.

  Based on the Portfolio expenses set forth above, including an Advisory Service fee of 1.50%, a shareholder would pay the following expenses on a $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each period.

                                      ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                                      -------- ----------- ---------- ---------

Government Money Investments.........   $21       $ 66        $113      $243
Intermediate Fixed Income
 Investments.........................    23         70         119       253
Long-Term Bond Investments...........    24         72         124       266
Municipal Bond Investments...........    23         72         123       264
Mortgage Backed Investments..........    23         72         123       264
High Yield Investments...............    27         84         143       303
Balanced Investments.................    25         78         133       284
Large Capitalization Value Equity
 Investments.........................    23         72         123       264
Large Capitalization Growth
 Investments.........................    23         71         121       260
Small Capitalization Value Equity
 Investments.........................    25         76         130       278
Small Capitalization Growth
 Investments.........................    25         78         134       285
International Equity Investments.....    24         75         128       274
International Fixed Income
 Investments.........................    25         77         132       281
Emerging Markets Equity Investments..    32         98         167       349

  The purpose of this example is to assist an investor in understanding various costs and expenses that an investor in a Portfolio will bear directly or indirectly. This example should not be considered to be a representation of the past or future expenses; actual expenses may be greater or less than those shown. Moreover, although the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

  The following information for the four years ended August 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Trust's Annual Report dated August 31, 1998. The following information for each of the fiscal years or periods in the three-year period ended August 31, 1994 has been audited by other independent auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Trust's Annual Report dated August 31, 1998, which is available upon request and incorporated by reference into the Statement of Additional Information.

       GOVERNMENT MONEY INVESTMENTS
     FOR A PORTFOLIO SHARE OUTSTANDING
           THROUGHOUT EACH YEAR:

                                              YEAR ENDED AUGUST 31,
                          --------------------------------------------------------------------
                            1998      1997      1996      1995      1994       1993     1992*
                          --------  --------  --------  --------  --------   --------  -------
NET ASSET VALUE, Begin-
 ning of Year             $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00  $  1.00
                          --------  --------  --------  --------  --------   --------  -------
 Net investment in-
  come#.................      0.05      0.05      0.05      0.05      0.03       0.03     0.03
 Dividends from net in-
  vestment income.......     (0.05)    (0.05)    (0.05)    (0.05)    (0.03)     (0.03)   (0.03)
                          --------  --------  --------  --------  --------   --------  -------
NET ASSET VALUE, End of
 Year...................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00  $  1.00
                          ========  ========  ========  ========  ========   ========  =======
Total Return++..........      5.10%     4.98%     5.02%     5.24%     3.10%      2.76%  ++2.72%
                          ========  ========  ========  ========  ========   ========  =======
NET ASSETS, End of Year
 (in 000's).............  $375,761  $388,713  $278,162  $241,590  $184,656    $84,034  $30,353
Ratios to Average Net
 Assets:
 Expenses+..............      0.60%     0.60%     0.60%     0.60%     0.55%      0.50%    0.49%**
 Net investment income..      4.99      4.91      4.93      5.14      3.16       2.71     3.37  **
--------
 * The Portfolio commenced operations on November 18, 1991.
** Annualized.
 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1998, 1997, 1996, 1995, 1994, and 1993 and the period ended August 31, 1992 were 0.66%, 0.64%, 0.72%,
   0.74%, 0.84%, 1.39% and 2.48%, respectively.
++ Total return represents aggregate total return for the period indicated.
 # Net investment income before fees waived and/or expenses reimbursed for the years ended August 31, 1998, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.05, $0.04, $0.04, $0.00, $0.00, $0.01 and
   $0.02, respectively.
 ++Total return is not annualized, as it may not be representative of the total return for the year.

   INTERMEDIATE FIXED INCOME INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:
                                              YEAR ENDED AUGUST 31,
                          --------------------------------------------------------------------
                            1998      1997      1996      1995      1994       1993     1992*
                          --------  --------  --------  --------  --------   --------  -------
NET ASSET VALUE, Begin-
 ning of Year...........  $   8.06  $   7.92  $   8.10  $   7.92  $   8.58   $   8.25  $  8.00
                          --------  --------  --------  --------  --------   --------  -------
Income (loss) from oper-
 ations:
 Net investment
  income#...............      0.48      0.50      0.50      0.50      0.47       0.51     0.34
 Net realized and
  unrealized
  gain/(loss)...........      0.15      0.14     (0.17)     0.16     (0.56)      0.33     0.25
                          --------  --------  --------  --------  --------   --------  -------
Total Income (Loss) From
 Operations.............      0.63      0.64      0.33      0.66     (0.09)      0.84     0.59
                          --------  --------  --------  --------  --------   --------  -------
Less Distributions From:
 Net investment income..     (0.50)    (0.50)    (0.51)    (0.48)    (0.50)     (0.48)   (0.34)
 Net realized gains.....       --        --        --        --      (0.06)     (0.03)     --
 Capital................       --        --        --        --      (0.01)       --       --
                          --------  --------  --------  --------  --------   --------  -------
Total Distributions.....     (0.50)    (0.50)    (0.51)    (0.48)    (0.57)     (0.51)   (0.34)
                          ========  ========  ========  ========  ========   ========  =======
NET ASSET VALUE, End of
 Year...................  $   8.19  $   8.06  $   7.92  $   8.10  $   7.92   $   8.58  $  8.25
                          ========  ========  ========  ========  ========   ========  =======
Total Return++..........      8.00%     8.23%     4.08%     8.70%    (1.13)%    10.59%  ++7.53%
                          ========  ========  ========  ========  ========   ========  =======
NET ASSETS, End of Year
 (in 000's).............  $574,998  $384,094  $296,053  $246,323  $223,548   $140,580  $58,545
Ratios to Average Net
 Assets:
 Expenses+..............      0.73%     0.73%     0.73%     0.80%     0.80 %     0.80%    0.79%**
 Net investment income..      5.95      6.19      5.78      6.40      5.77       5.94     6.00  **
Portfolio turnover
 rate...................        63%      118%       98%       98%       86 %       92%     169%

--------

++Total return is not annualized, as it may not be representative of the total return for the year.
 * The Portfolio commenced operations on November 18, 1991.

 + Annualized operating expense ratios before fees waived for the year ended
   August 31, 1993 and the period ended August 31, 1992 were 0.88% and 1.30%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived by the Agents, for the year ended
  August 31, 1993 and the period ended August 31, 1992 was $0.50 and $0.31, respectively.

** Annualized.

 LONG-TERM BOND INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                             YEAR ENDED AUGUST 31,
                          ------------------------------------------------------------------
                            1998      1997      1996      1995     1994      1993     1992*
                          --------  --------  --------  --------  -------   -------  -------
NET ASSET VALUE, Begin-
 ning of Year...........  $   8.26  $   7.87  $   8.23  $   7.86  $  8.70   $  8.26  $  8.00
                          --------  --------  --------  --------  -------   -------  -------
Income (Loss) From Oper-
 ations:
 Net investment income#.      0.52      0.53      0.51      0.45     0.38      0.47     0.31
 Net realized and
  unrealized
  gain/(loss)...........      0.78      0.46     (0.41)     0.36    (0.75)     0.42     0.26
                          --------  --------  --------  --------  -------   -------  -------
Total Income (Loss) from
 Operations.............      1.30      0.99      0.10      0.81    (0.37)     0.89     0.57
Less Distributions From:
 Net investment income..     (0.51)    (0.59)    (0.46)    (0.44)   (0.41)    (0.45)   (0.31)
 Net realized gains.....       --        --        --        --     (0.06)      --       --
 Capital................       --      (0.01)      --        --     (0.00)@     --       --
                          --------  --------  --------  --------  -------   -------  -------
Total Distributions.....     (0.51)    (0.60)    (0.46)    (0.44)   (0.47)    (0.45)   (0.31)
                          --------  --------  --------  --------  -------   -------  -------
NET ASSET VALUE, End of
 Year...................  $   9.05  $   8.26  $   7.87  $   8.23  $  7.86   $  8.70  $  8.26
                          ========  ========  ========  ========  =======   =======  =======
Total Return++..........     16.22%    12.93%     1.11%    10.71%   (3.93)%   11.08%  ++7.37%
                          ========  ========  ========  ========  =======   =======  =======
NET ASSETS, End of Year
 (in 000's).............  $157,612  $183,051  $155,910  $137,545  $94,628   $64,734  $34,986
Ratios to Average Net
 Assets:
 Expenses+..............      0.82%     0.78%     0.80%     0.80%    0.80 %    0.80%    0.79%**
 Net investment income..      5.96      6.54      6.18      5.80     5.34      5.40     5.69**
Portfolio turnover rate.        63%       34%      125%       62%      43 %      35%       4%

--------

 * The Portfolio commenced operations on November 18, 1991.

 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were 0.93%, 0.95%, 1.09% and 1.91%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived and/or expense reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.44, $0.37, $0.45 and $0.25, respectively.
@ Amount represents less than $/0/./01/ per portfolio share.

 ++Total return is not annualized as it may not be representative of the total return for the year.

** Annualized.

        MUNICIPAL BOND INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                            YEAR ENDED AUGUST 31,
                          ------------------------------------------------------------------
                           1998      1997      1996      1995      1994      1993     1992*
                          -------  --------  --------  --------   -------   -------  -------
NET ASSET VALUE, Begin-
 ning of Year...........  $  8.62  $   8.26  $   8.27  $   8.06   $  8.85   $  8.25  $  8.00
                          -------  --------  --------  --------   -------   -------  -------
Income (Loss) From Oper-
 ations:
 Net investment income#.     0.36      0.38      0.38      0.40      0.40      0.41     0.30
 Net realized and
  unrealized
  gain/(loss)...........     0.32      0.34       --       0.21     (0.71)     0.62     0.25
                          -------  --------  --------  --------   -------   -------  -------
Total Income (Loss) From
 Operations.............     0.68      0.72      0.38      0.61     (0.31)     1.03     0.55
Less Distributions From:
 Net investment income..    (0.38)    (0.36)    (0.39)    (0.40)    (0.40)    (0.41)   (0.30)
 Net realized gains.....      --        --        --      (0.00)@   (0.05)    (0.02)     --
 Capital................      --        --        --        --      (0.03)      --       --
                          -------  --------  --------  --------   -------   -------  -------
Total Distributions.....    (0.38)    (0.36)    (0.39)    (0.40)    (0.48)    (0.43)   (0.30)
                          -------  --------  --------  --------   -------   -------  -------
NET ASSET VALUE, End of
 Year...................  $  8.92  $   8.62  $   8.26  $   8.27   $  8.06   $  8.85  $  8.25
                          =======  ========  ========  ========   =======   =======  =======
Total Return++..........     8.09%     8.88%     4.62%     7.86%    (3.78)%   12.94%  ++7.06%
                          =======  ========  ========  ========   =======   =======  =======
NET ASSETS, End of Year
 (in 000's).............  $72,511  $ 52,024  $ 46,485  $ 45,356   $56,625   $47,811  $21,795
Ratios to Average Net
 Assets:
 Expenses+..............     0.80%     0.80%     0.80%     0.80%     0.80 %    0.80%    0.79%**
 Net investment income..     4.20      4.50      4.59      4.99      4.59      4.76     4.71**
Portfolio turnover rate.      160%       31%       29%       49%      132 %      15%      76%

--------

 * The Portfolio commenced operations on November 18, 1991.

 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were 0.83%, 1.02%, 1.04%, 0.93%, 1.02%
   and 1.66%, respectively.
++ Total return represents aggregate total return for the period indicated.

# Net investment income before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.38, $0.36, $0.38, $0.39, $0.39 and
  $0.24, respectively.
@ Amount represents less than $/0/./01/ per portfolio share.
++Total return is not annualized, as it may not be representative of the total return for the year.

** Annualized.

        MORTGAGE BACKED INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                             YEAR ENDED AUGUST 31,
                          -----------------------------------------------------------------------
                            1998       1997       1996      1995       1994      1993      1992*
                          --------   --------   --------   -------   --------   -------   -------
NET ASSET VALUE, Begin-
 ning of Year...........  $   7.96   $   7.74   $   7.91   $  7.69   $   8.21   $  8.19   $  8.00
                          --------   --------   --------   -------   --------   -------   -------
Income From Operations:
 Net investment income#.      0.46       0.48       0.48      0.51       0.41      0.53      0.40
 Net realized and
  unrealized
  gain/(loss)...........      0.19       0.25      (0.14)     0.22      (0.41)     0.00@     0.19
                          --------   --------   --------   -------   --------   -------   -------
Total Income From Opera-
 tions..................      0.65       0.73       0.34      0.73       0.00      0.53      0.59
Less Distributions From:
 Net investment income..     (0.48)     (0.51)     (0.48)    (0.49)     (0.41)    (0.42)    (0.40)
 Net realized gains.....       --         --         --        --       (0.04)    (0.04)      --
 Capital................       --         --       (0.03)    (0.02)     (0.10)    (0.05)      --
                          --------   --------   --------   -------   --------   -------   -------
Total Distributions.....     (0.48)     (0.51)     (0.51)    (0.51)     (0.55)    (0.51)    (0.40)
                          --------   --------   --------   -------   --------   -------   -------
NET ASSET VALUE, End of
 Year...................  $   8.13   $   7.96   $   7.74   $  7.91   $   7.69   $  8.21   $  8.19
                          ========   ========   ========   =======   ========   =======   =======
Total Return++..........      8.37 %     9.69 %     4.37 %    9.96 %    (0.20)%    6.68 %  ++7.56 %
                          ========   ========   ========   =======   ========   =======   =======
NET ASSETS, End of Year
 (in 000's).............  $156,043   $136,586   $120,945   104,789   $120,427   $94,421   $35,694
Ratios to Average Net
 Assets:
 Expenses+..............      0.80 %     0.80 %     0.80 %    0.80 %     0.80 %    0.80 %    0.79 %**
 Net investment income..      5.69       6.08       6.09      6.85       6.38      6.53      6.55 **
Portfolio turnover rate.       214 %       94 %       23 %      30 %       53 %      93 %      35 %

--------

 * The Portfolio commenced operations on November 18, 1991.

  + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1998, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were 0.93%, 0.93%, 0.94%, 1.09%, 1.06%, 1.13% and 1.66%, respectively.

  # Net investment income before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1998, 1997, 1996, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.45, $0.47, $0.47, $0.49,
    $0.39, $0.49 and $0.35, respectively.
@ Amount represents less than $0.01 per Portfolio share.

++ Total return represents aggregate total return for the period indicated.

** Annualized.

 ++Total return is not annualized, or it may not be representative of the total return for the year.

           BALANCED INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                      YEAR ENDED AUGUST 31,
                          ---------------------------------------------------------
                           1998       1997      1996      1995      1994     1993*
                          -------    -------   -------   -------   -------   ------
NET ASSET VALUE, Begin-
 ning of Year...........  $ 12.01    $ 10.00   $  9.37   $  8.63   $  8.41   $ 8.00
                          -------    -------   -------   -------   -------   ------
Income (Loss) From Oper-
 ations:
 Net investment income#.     0.26       0.27      0.29      0.26      0.21     0.09
 Net realized and
  unrealized gain
  (loss)................    (0.53)      2.27      0.95      0.81      0.16     0.42
                          -------    -------   -------   -------   -------   ------
Total Income (Loss) From
 Operations.............   (0.27)       2.54      1.24      1.07      0.37     0.51
Less Distributions From:
 Net investment income..    (0.30)     (0.27)    (0.28)    (0.29)    (0.15)   (0.10)
 Net realized gains.....    (0.57)     (0.26)    (0.33)    (0.04)      --       --
 Capital................      --         --        --        --        --     (0.00)@
                          -------    -------   -------   -------   -------   ------
Total Distributions.....     0.87      (0.53)    (0.61)    (0.33)    (0.15)   (0.10)
                          -------    -------   -------   -------   -------   ------
NET ASSET VALUE, End of
 Year...................  $ 10.87    $ 12.01   $ 10.00   $  9.37   $  8.63   $ 8.41
                          =======    =======   =======   =======   =======   ======
Total Return++..........    (2.85) %   26.05 %   13.60 %   12.76 %    4.62 % ++6.35 %
                          =======    =======   =======   =======   =======   ======
NET ASSETS, End of Year
 (in 000's).............  $68,470    $89,789   $50,281   $30,268   $14,940   $5,258
Ratios to Average Net
 Assets:
 Expenses+..............     1.00 %     1.00 %    1.00 %    1.00 %    1.00 %   1.00 %**
 Net investment income..     1.92       2.49      2.85      3.28      2.66     2.67 **
Portfolio turnover rate.       57 %       67 %      47 %      47 %      43 %     10 %

--------

 * The Portfolio commenced operations on February 16, 1993.

 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the year ended August 31, 1997, 1996, 1995, and 1994 and the period ended August 31, 1993 were 1.02%, 1.26%, 1.75%, 2.01%, 5.55%, respectively.
++ Total return represents aggregate total return for the period indicated.

 # Net investment income/(loss) before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1997, 1996, 1995 and 1994 and the period ended August 31, 1993 were $0.27, $0.26, $0.20, $0.13 and
   $(0.06), respectively.

 @ Amount represents less than $0.01 per Portfolio share.

** Annualized.

                                                                       1998(2)
HIGH YIELD INVESTMENTS                                                 -------
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR:
NET ASSET VALUE, Beginning of Period..................................   $8.00
                                                                       -------
Income (Loss) From Operations:
  Net investment income(1)............................................    0.05
  Net realized and unrealized loss....................................   (0.16)
                                                                       -------
Total Income (Loss) From Operations...................................   (0.11)
                                                                       -------
Less Distributions From:
  Net investment income...............................................     --
  Net unrealized gains................................................     --
                                                                       -------
Total Distributions...................................................     --
                                                                       -------
NET ASSET VALUE, End of Period........................................   $7.89
                                                                       =======
Total Return++........................................................   (1.38)%
                                                                       =======
Net Assets, End of Period (000s)...................................... $76,557
                                                                       -------
Ratios to Average Net Assets+.........................................        %
  Expenses(1).........................................................    1.20%
  Net investment income...............................................    7.37
                                                                       -------
Portfolio Turnover Rate...............................................      13%

--------

(/1/Expense)ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                            NET INVESTMENT INCOME EXPENSE RATIOS WITHOUT WAIVERS
                             PER SHARE DECREASE         AND REIMBURSEMENTS
                            --------------------- ------------------------------
                                    1998                       1998
                            --------------------- ------------------------------
High Yield Investments.....         $0.01                     2.42%+

--------

(/2/)For the period from July 13, 1998 (commencement of operations) to August 31 ,1998.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 +Annualized.

     LARGE CAPITALIZATION VALUE EQUITY
                INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                                  YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------------------
                             1998         1997         1996        1995++       1994       1993      1992*
                          ----------   ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE,
 Beginning of Year......  $    14.91   $    11.55   $    10.42   $     9.39   $   9.35   $   8.77   $   8.00
                          ----------   ----------   ----------   ----------   --------   --------   --------
Income From Operations:
 Net investment income#.        0.16         0.23         0.26         0.27       0.17       0.25       0.09
 Net realized and
  unrealized gain.......        0.08         4.09         1.25         1.16       0.02       0.54       0.68
                          ----------   ----------   ----------   ----------   --------   --------   --------
Total Income From
 Operations.............        0.24         4.32         1.51         1.43       0.19       0.79       0.77
Less Distributions From:
 Net investment income..       (0.11)       (0.34)       (0.24)       (0.24)     (0.15)     (0.14)       --
 Net realized gains.....       (2.76)       (0.62)       (0.14)       (0.16)      0.00@     (0.07)       --
                          ----------   ----------   ----------   ----------   --------   --------   --------
Total Distributions.....       (2.87)       (0.96)       (0.38)       (0.40)     (0.15)     (0.21)       --
                          ----------   ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE, End of
 Year...................  $    12.28   $    14.91   $    11.55   $    10.42   $   9.39   $   9.35   $   8.77
                          ==========   ==========   ==========   ==========   ========   ========   ========
Total Return+...........        0.03 %      38.98 %      14.75 %      16.14 %     2.09 %     9.25 %   ++9.63 %++
                          ==========   ==========   ==========   ==========   ========   ========   ========
NET ASSETS, End of Year
 (in 000's).............  $1,712,244   $1,934,747   $1,512,451   $1,070,037   $832,138   $562,507   $197,695
Ratios to Average Net
 Assets:
 Expenses+++............        0.80 %       0.78 %       0.80 %       0.83 %     0.88 %     0.95 %     1.24 %**
 Net investment income..        1.18         1.70         2.31         2.93       2.57       2.88       3.24 **
Portfolio turnover rate.          57 %         70 %         24 %         21 %      108 %       47 %       12 %

--------

 * The Portfolio commenced operations on November 18, 1991.

 + Total return represents aggregate total return for the period indicated.
++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
+++ Annualized operating expense ratios before fee waivers by the Agents, for the years ended August 31, 1995 and 1994 were 0.93% and 0.92%, respectively.
@ Amount represents less than $0.01 per portfolio share.
# Net investment income before fee waived by the Agents, for the years ended
  August 31, 1995 and 1994 were $0.26 and $0.17, respectively.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

** Annualized.

  LARGE CAPITALIZATION GROWTH INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                                 YEAR ENDED AUGUST 31,
                          ----------------------------------------------------------------------------------
                             1998         1997         1996        1995       1994     1993+++        1992*
                          ----------   ----------   ----------   --------   --------   --------      -------
NET ASSET VALUE, Begin-
 ning of Year...........  $    17.27   $    13.10   $    12.13   $  10.00   $   9.76   $   8.88      $  8.00
                          ----------   ----------   ----------   --------   --------   --------      -------
Income From Operations:
 Net investment income#.        0.04         0.07         0.07       0.09       0.03         0.00 @     0.01
 Net realized and
  unrealized gain.......        1.31         4.72         1.46       2.13       0.21         0.89       0.87
                          ----------   ----------   ----------   --------   --------   --------      -------
Total Income From Opera-
 tions..................        1.35         4.79         1.53       2.22       0.24         0.89       0.88
Less Distributions From:
 Net investment income..       (0.08)       (0.08)       (0.06)     (0.08)       --         (0.01)       --
 Net realized gains.....       (1.24)       (0.54)       (0.50)     (0.01)       --           --         --
 Capital................         --           --           --         --         --         (0.00)@      --
                          ----------   ----------   ----------   --------   --------   --------      -------
Total Distributions.....       (1.32)       (0.62)       (0.56)     (0.09)       --         (0.01)       --
                          ----------   ----------   ----------   --------   --------   --------      -------
NET ASSET VALUE, End of
 Year ..................  $    17.30   $    17.27   $    13.10   $  12.13   $  10.00   $   9.76      $  8.88
                          ==========   ==========   ==========   ========   ========   ========      =======
Total Return++..........        7.81 %      37.47 %      12.89 %    22.30 %     2.46 %      10.00 %  ++11.00 %++
                          ==========   ==========   ==========   ========   ========   ========      =======
NET ASSETS, End of Year
 (in 000's) ............  $1,793,446   $1,844,817   $1,205,417   $782,394   $457,588   $238,256      $85,401
Ratios to Average Net
 Assets:
 Expenses+..............        0.76 %       0.69 %       0.83 %     0.88 %     0.98 %       1.12 %     1.24 %**
 Net investment
  income/(loss).........        0.16         0.50         0.63       0.98       0.39        (0.04)      0.31 **
Portfolio turnover rate.          39 %         65 %         40 %       38 %      104 %          47 %      19 %

--------

 * The Portfolio commenced operations on November 18, 1991.

 + Annualized operating expense ratios before fees waived by the Agents, for the years ended August 31, 1995 and 1994 were 0.98%, 1.02%, respectively.


+++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
# Net investment income before fees waived by the Agents, for the years ended
  August 31, 1995 and 1994 and for the period ended August 31, 1992 were $0.09, $0.03 and $0.00, respectively.
@ Amount represents less than $0.01 per portfolio share.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

** Annualized.

++ Total return represents aggregate total return for the period indicated.

     SMALL CAPITALIZATION VALUE EQUITY
                INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                              YEAR ENDED AUGUST 31,
                          -------------------------------------------------------------------------
                            1998       1997       1996       1995       1994       1993      1992*
                          --------   --------   --------   --------   --------   --------   -------
NET ASSET VALUE,
 Beginning of Year......  $  14.45   $  11.11   $  10.01   $   9.03   $   9.94   $   8.68   $  8.00
                          --------   --------   --------   --------   --------   --------   -------
Income (Loss) from
 Operations:
 Net income#............      0.17       0.19       0.16       0.15       0.08       0.06      0.03
 Net realized and
  unrealized
  gain/(loss)...........     (1.66)      4.22       1.08       0.95      (0.40)      1.31      0.65
                          --------   --------   --------   --------   --------   --------   -------
Total Income (Loss) From
 Operations.............     (1.49)      4.41       1.24       1.10      (0.32)      1.37      0.68
Less Distributions From:
 Net investment income..     (0.13)     (0.19)     (0.14)     (0.12)     (0.07)     (0.03)      --
 Net realized gains.....     (1.72)     (0.88)       --       (0.00)@    (0.52)     (0.08)      --
                          --------   --------   --------   --------   --------   --------   -------
Total Distributions.....     (1.85)     (1.07)     (0.14)     (0.12)     (0.59)     (0.11)      --
                          --------   --------   --------   --------   --------   --------   -------
NET ASSET VALUE, End of
 Year...................  $  11.11   $  14.45   $  11.11   $  10.01   $   9.03   $   9.94   $  8.68
                          ========   ========   ========   ========   ========   ========   =======
Total Return++..........    (12.84)%    42.40 %    12.48 %    12.50 %    (3.30)%    15.74 %  ++8.50%
                          ========   ========   ========   ========   ========   ========   =======
NET ASSETS, End of Year
 (in 000's).............  $740,340   $622,372   $478,884   $340,306   $342,388   $183,051   $93,458
Ratios to Average Net
 Assets
 Expenses...............      0.94 %     0.90 %     0.95 %     1.11 %     1.06 %     1.11 %    1.24%**
 Net investment income..      1.45       1.62       1.52       1.54       1.12       0.82      0.99**
Portfolio turnover rate.        59 %       53 %       39 %      115 %       65 %       70 %      20%

--------

 * The Portfolio commenced operations on November 18, 1991.

 + Annualized operating expense ratios before fees waived by the Agents, for the year ended August 31, 1995 and for the period ended August 31, 1992 were 1.13% and 1.40%, respectively.

# Net investment income before fees waived by the Agents, for the year ended
  August 31, 1995 and for the period ended August 31, 1992 were $0.15 and $0.02, respectively.
@ Amount represents $0.01 per portfolio share.

++Total return is not annualized, as it may not be representative of total return for the year.

++ Total return represents aggregate total return for the period indicated.

** Annualized.

  SMALL CAPITALIZATION GROWTH INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                             YEAR ENDED AUGUST 31,
                          ------------------------------------------------------------------------
                            1998       1997       1996     1995+++    1994+++    1993+++    1992*
                          --------   --------   --------   --------   --------   -------   -------
NET ASSET VALUE,
 Beginning of Year......  $  18.29   $  17.79   $  17.19   $  12.50   $  11.21   $  7.99   $  8.00
                          --------   --------   --------   --------   --------   -------   -------
Income (Loss) From
 Operations:
 Net investment loss#...     (0.07)     (0.06)     (0.08)     (0.05)     (0.09)    (0.07)    (0.01)
 Net realized and
  unrealized gain.......     (4.23)      2.87       3.36       4.81       1.56      3.29       --
                          --------   --------   --------   --------   --------   -------   -------
Total Income (Loss) From
 Operations.............     (4.30)      2.81       3.28       4.76       1.47      3.22     (0.01)
Less Distributions From:
 Net realized capital
  gains.................     (1.16)     (2.31)     (2.68)     (0.07)     (0.14)      --        --
 Capital................       --         --         --         --       (0.04)      --        --
                          --------   --------   --------   --------   --------   -------   -------
Total Distributions.....     (1.16)     (2.31)     (2.68)     (0.07)     (0.18)      --        --
                          --------   --------   --------   --------   --------   -------   -------
NET ASSET VALUE, End of
 Year...................  $  12.83   $  18.29   $  17.79   $  17.19   $  12.50   $ 11.21   $  7.99
                          ========   ========   ========   ========   ========   =======   =======
Total Return++..........    (25.10)%    17.53 %    21.33 %    38.25 %    13.18 %   40.30 % ++(0.13)%++
                          ========   ========   ========   ========   ========   =======   =======
NET ASSETS, End of Year
 (in 000's).............  $858,510   $777,321   $494,323   $315,033   $180,175   $75,498   $22,145
Ratios to Average Net
 Assets:
 Expenses+..............      1.01 %     0.90 %     1.00 %     1.14 %     1.20 %    1.25 %    1.24 %**
 Net investment loss....     (0.43)%    (0.39)%    (0.49)%    (0.35)%    (0.78)%   (0.72)%   (0.25)%**
Portfolio turnover rate.        91 %       81 %       83 %      174 %       94 %      97 %      35 %

--------

  * The Portfolio commenced operations on November 18, 1991.

  + Annualized operating expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995 and 1994 and the period ended August 31, 1992 were 1.16%, 1.49% and 2.61%, respectively.
 ++ Total return represents aggregate total return for the period indicated. +++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
 # Net investment loss before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, and 1994 and the period ended August 31, 1992 were $0.05, $0.09 and $0.05, respectively.

** Annualized.

 ++Total return is not annualized, as it may be representative of total return for the year.

     INTERNATIONAL EQUITY INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                                YEAR ENDED AUGUST 31,
                          ------------------------------------------------------------------------------
                             1998         1997        1996       1995     1994+++      1993      1992*
                          ----------   ----------   --------   --------   --------   --------   --------
NET ASSET VALUE,
 Beginning of Year......  $    10.63   $    10.49   $  10.50   $  10.86   $   9.57   $   7.76   $   8.00
                          ----------   ----------   --------   --------   --------   --------   --------
Income (Loss) From
 Operations:
 Net investment income#.        0.14         0.09        --        0.05       0.02       0.05       0.03
 Net realized and
  unrealized
  gain/(loss)...........        0.21         0.87       0.44      (0.09)      1.54       1.79      (0.27)
                          ----------   ----------   --------   --------   --------   --------   --------
Total Income (Loss) From
 Operations.............        0.35         0.96       0.44      (0.04)      1.56       1.84      (0.24)
                          ----------   ----------   --------   --------   --------   --------   --------
Less Distributions From:
 Net investment income..       (0.17)       (0.12)     (0.17)       --       (0.03)     (0.03)       --
 Net realized gains.....       (0.12)       (0.70)     (0.28)     (0.32)     (0.24)       --         --
                          ----------   ----------   --------   --------   --------   --------   --------
Total Distributions.....       (0.29)       (0.82)     (0.45)     (0.32)     (0.27)     (0.03)       --
                          ----------   ----------   --------   --------   --------   --------   --------
NET ASSET VALUE, End of
 Year...................  $    10.69   $    10.63   $  10.49   $  10.50   $  10.86   $   9.57   $   7.76
                          ==========   ==========   ========   ========   ========   ========   ========
Total Return++..........        3.53 %       9.53 %     4.23 %    (0.18)%    16.74 %    23.73 %  ++(3.00)%
                          ==========   ==========   ========   ========   ========   ========   ========
NET ASSETS..............  $1,331,187   $1,136,444   $843,730   $663,130   $594,965   $270,302   $115,779
Ratios to Average Net
 Assets:
 Expenses(/1/)..........        0.90 %       0.97 %     1.00 %     1.19 %     1.19 %     1.32 %     1.50 %**
 Net investment income..        1.23         0.70      (0.12)      0.43       0.23       0.61       1.08 **
Portfolio turnover rate.          45 %         32 %       50 %       28 %       33 %       46 %       10 %

--------

  * The Portfolio commenced operations on November 18, 1991.

 ++ Total return represents aggregate total return for the period indicated. +++ Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed net investment income method does not accord with results of operations.

  # Net investment income before fees waived by the Agents, for the period ended August 31, 1992 was $0.03.


 (/1/During)the year ended August 31, 1996, the portfolios earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets for International Equity Investments would be 1.00%; prior year numbers have not been restated to reflect these numbers.

 ** Annualized.

  ++Total return is not annualized, as it may not be representative of the total return for the year.

  INTERNATIONAL FIXED INCOME INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR:

                                               YEAR ENDED AUGUST 31,
                           -------------------------------------------------------------------------
                             1998       1997       1996       1995       1994       1993      1992*
                           --------   --------   --------   --------   --------   --------   -------
NET ASSET VALUE,
 Beginning of Year.......  $   8.21   $   9.11   $   9.01   $   8.17   $   8.86   $   8.71   $  8.00
                           --------   --------   --------   --------   --------   --------   -------
Income (Loss) From
 Operations:
 Net investment income#..      0.51       0.51       0.55       0.56       0.40       0.51      0.39
 Net realized and
  unrealized gain/(loss).      0.31      (0.62)      0.49       0.84      (0.32)      0.20      0.69
                           --------   --------   --------   --------   --------   --------   -------
Total Income/(Loss) From
 Operations..............      0.82      (0.11)      1.04       1.40       0.08       0.71      1.08
Less Distributions From:
 Net investment income...     (0.27)     (0.55)     (0.94)     (0.56)     (0.65)     (0.55)    (0.37)
 Net realized gains......     (0.34)     (0.24)       --         --       (0.12)     (0.01)      --
 Capital.................     (0.08)       --         --         --       (0.00)@      --        --
                           --------   --------   --------   --------   --------   --------   -------
Total Distributions......     (0.69)     (0.79)     (0.94)     (0.56)     (0.77)     (0.56)    (0.37)
                           --------   --------   --------   --------   --------   --------   -------
NET ASSET VALUE, End of
 Year....................  $   8.34   $   8.21   $   9.11   $   9.01   $   8.17   $   8.86   $  8.71
                           ========   ========   ========   ========   ========   ========   =======
Total Return++...........     10.45 %    (1.52)%    12.05 %    17.66 %     1.00 %     8.67 % ++13.93 %
                           ========   ========   ========   ========   ========   ========   =======
NET ASSETS, End of Year
 (in 000's)..............  $192,068   $125,610   $129,410   $105,884   $116,929   $100,362   $39,182
Ratios to Average Net
 Assets:
 Expenses+(/1/)..........      0.97 %     0.99 %     1.02 %     0.95 %     0.95 %     0.95 %    0.95 %**
 Net investment income...      5.39       5.87       6.34       6.50       5.54       6.03      6.34**
Portfolio turnover rate..       211 %      251 %      211 %      307 %      358 %      251 %     106 %

--------

 * The Portfolio commenced operations on November 18, 1991.
** Annualized.
 + Annualized expense ratios before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were 1.18%, 1.08%, 1.22% and 1.87%, respectively.
++ Total return represents aggregate total return for the period indicated.
# Net investment income before fees waived and/or expenses reimbursed by the Agents, for the years ended August 31, 1995, 1994 and 1993 and the period ended August 31, 1992 were $0.54, $0.39, $0.49 and $0.33, respectively.
@ Amount represents less than $0.01 per Portfolio share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.

(/1/During)the years ended August 31, 1997 and August 31, 1996 the portfolios earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets for International Equity Investments would have been 0.97% and 0.97%; respectively; prior year numbers have not been restated to reflect these numbers.

** Annualized.

    EMERGING MARKETS EQUITY INVESTMENTS
FOR A PORTFOLIO SHARE OUTSTANDING
THROUGHOUT EACH YEAR.

                                      YEAR ENDED AUGUST 31,
                            ------------------------------------------------
                              1998       1997      1996    1995+++    1994*
                            --------   --------   -------  -------   -------
NET ASSET VALUE, Beginning
 of Year..................  $   9.31   $   8.50   $  7.85  $  9.49   $  8.00
Income (Loss) From
 Operations:
  Net investment
   income/(loss)#.........      0.06       0.04      0.03     0.01     (0.02)
  Net realized and
   unrealized gain (loss).     (4.44)      0.79      0.62    (1.45)     1.51
                            --------   --------   -------  -------   -------
Total Income (Loss) From
 Operations...............     (4.38)      0.83      0.65    (1.44)     1.49
                            --------   --------   -------  -------   -------
Less Distributions From:
  Net investment income...     (0.10)     (0.01)
  Net realized gains......     (0.46)     (0.01)      --     (0.20)      --
                            --------   --------   -------  -------   -------
Total Distributions.......     (0.56)     (0.02)      --     (0.20)      --
                            --------   --------   -------  -------   -------
NET ASSET VALUE, End of
 Year.....................  $   4.37   $   9.31   $  8.50  $  7.85   $  9.49
                            ========   ========   =======  =======   =======
Total Return++............    (49.49)%     9.88 %    8.28%  (15.13)% ++18.63 %+
                            ========   ========   =======  =======   =======
NET ASSETS, End of Year
 (in 000's)...............  $230,526   $226,280   $97,489  $59,333   $36,365
Ratios to average net
 assets:
  Expenses+(1)............      1.69 %     1.60 %    1.84%    1.75 %    1.72 %**
  Net investment
   income/(loss)..........      0.80       0.39      0.26     0.15     (0.42)**
Portfolio turnover rate...       139 %      105 %     106%      89 %      16 %

--------


  *
  The Portfolio commenced operations on April 21, 1994.
  **
  Annualized.
  +
  Annualized expense ratios before fees waived by the Agents for the years ended August 31, 1996 and 1995 and for the period ended August 31, 1994 were 1.97%, 1.96% and 2.56%, respectively.

  ++

  Total return represents the aggregate total return for the period indicated.
+++
  Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since use of the undistributed net investment income method does not accord with the results of operations.

  Net investment income (loss) per share before fees waived by the Agents for the years ended August 31, 1996 and 1995 and for the period ended August 31, 1994 was $0.02, ($0.01) and ($0.04), respectively.
  #

@@
  Amount represents less than $0.01 per share.


  ++

  Total return is not annualized, as it may not be reresentative of the total return for the year.

(/1/)

  During the year ended August 31, 1996, the portfolio earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio to expenses to average net assets for emerging markets Equity Investments would have been 1.80%; prior year numbers have not been restated to reflect these numbers.

                   OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Set forth below is a description of the investment objectives and policies of each Portfolio. There can be no assurance that any Portfolio will achieve its investment objectives. Further information about the investment policies of each Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

GOVERNMENT MONEY INVESTMENTS

  Government Money Investments seeks, as its investment objective, to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements with respect to those securities. The Portfolio may purchase securities on a when-issued or delayed-delivery basis and may lend its portfolio securities. See "Certain Securities, Investment Techniques and Risk Factors." The Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities purchased by the Portfolio, including repurchase agreements, will present minimal credit risks in the opinion of the Advisor acting under the supervision of the Trustees. The Portfolio follows these policies in order to maintain a constant net asset value of $1.00 per share, although there can be no assurance it can do so on a continuing basis. The Portfolio is not insured or guaranteed by the U.S. Government. The yield attained by the Portfolio may not be as high as that of other funds that invest in lower quality or longer term securities.

INTERMEDIATE FIXED INCOME INVESTMENTS

  Intermediate Fixed Income Investments seeks, as its investment objectives, current income and reasonable stability of principal. The Portfolio seeks to achieve its objectives through investment in high quality fixed income securities. The average maturity of the securities held by the Portfolio may be shortened, but not below three years, in order to preserve capital if the Advisor anticipates a rise in interest rates. Conversely, the average maturity may be lengthened, but not beyond ten years, to maximize returns if interest rates are expected to decline.

  The Portfolio invests in U.S. Government Securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities including collateralized mortgage obligations ("CMOs") and government stripped mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds. The securities held by the Portfolio are actively managed. The Portfolio limits its investments to investment grade securities, which are securities rated within the four highest categories established by two or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), and unrated securities determined by the Advisor to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings and "Certain Securities, Investment Techniques and Risk Factors--Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio also may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio also may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. See "Certain Securities, Investment Techniques and Risk Factors."

LONG-TERM BOND INVESTMENTS

  Long-Term Bond Investments seeks, as its investment objective, total return consisting of current income and appreciation of capital through investments in fixed income securities without regard to remaining maturity. The average maturity of the Portfolio's holdings may be shortened in order to preserve capital if the Advisor anticipates a rise in interest rates, but, under normal circumstances, at least 65% of the value of the Portfolio's net assets is invested in bonds or debentures so that the average maturity of the portfolio is at least 10 years. Conversely, the maturity may be lengthened to maximize returns if interest rates are expected to decline.

  The Portfolio invests in U.S. Government Securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities including CMOs and government stripped mortgage related securities, ABSs, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may invest up to 15% of its assets in "Yankee Bonds" or dollar-denominated bonds sold in the United States by non-U.S. issuers. The securities held by the Portfolio are actively managed. The Portfolio limits its investments to securities that are considered to be "investment grade," that is securities that are rated at least Bbb by Moody's or BBB by S&P and unrated securities determined to be of comparable quality by the Advisor. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. The Portfolio may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

MUNICIPAL BOND INVESTMENTS

  Municipal Bond Investments seeks, as its investment objective, a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital. The Portfolio seeks to achieve its objective through investment in a diversified portfolio of general obligation, revenue and private activity bonds and notes that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which, in the opinion of counsel to the issuer of the instrument, is excluded from gross income for federal income tax purposes ("Municipal Obligations").

  Portfolio composition generally covers a full range of maturities with broad geographic and issuer diversification. The Portfolio may invest in private activity bonds collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recent published statement of financial condition. The Portfolio may also invest in variable rate or short-term note Municipal Obligations, most of which permit the holder thereof to receive the principal amount on demand upon seven days' notice. The Portfolio limits its investments to Municipal Obligations that are rated at least investment grade by NRSROs, such as Moody's or S&P (BBB or better), and unrated securities determined to be of comparable quality by the Advisor.

  It is a fundamental policy of the Portfolio that under normal circumstances at least 80% of its assets will be invested in Municipal Obligations and at least 65% of its assets will be invested in bonds. The Portfolio will not invest more than 25% of its total assets in Municipal Obligations whose issuers are located in the same state or more than 25% of its total assets in Municipal Obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio will also not invest more than 25% of its assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in Municipal Obligations of one or more of the following types: turnpikes and toll roads; public housing authorities, general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

  The Portfolio may invest without limit in private activity bonds, although it does not currently expect to invest more than 20% of its total assets in private activity bonds. Dividends attributable to interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities are a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Dividends derived from interest income on all Municipal Obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

  When the Portfolio is maintaining a temporary defensive position, it may invest in short-term investments, some of which may not be tax exempt. Securities eligible for short-term investment by the Portfolio are tax exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or, if not rated, having an issue of outstanding Municipal Obligations rated within the four highest grades by NRSROs, such as Moody's or S&P, and taxable short-term instruments having quality characteristics comparable to those for Municipal Obligations. The Portfolio may invest in temporary investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the Portfolio's total assets be invested in temporary investments unless the Portfolio has adopted a defensive investment policy. The Portfolio will purchase tax exempt temporary investments pending the investment of the proceeds from the sale of the securities held by the Portfolio or from the purchase of the Portfolio's shares by investors or in order to have highly liquid securities available to meet anticipated redemptions. To the extent that the Portfolio holds temporary investments, it may not achieve its investment objective. The Portfolio may purchase securities on a when-issued basis. See "Certain Securities, Investment Techniques and Risk Factors."

MORTGAGE BACKED INVESTMENTS

  The primary investment objective of Mortgage Backed Investments is high current income and its secondary objective is capital appreciation, each to the extent consistent with the protection of capital. The Portfolio seeks to achieve these objectives by investing, under normal circumstances, at least 65% of its assets in mortgage related securities.

  The mortgage related securities in which the Portfolio invests represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA") and government related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. The Portfolio may also invest in government stripped mortgage related securities and CMOs collateralized by mortgage loans or mortgage pass-through certificates. Under current market conditions, the Portfolio's holdings of mortgage related securities may be expected to consist primarily of securities issued by GNMA, FNMA and FHLMC. However, the composition of the Portfolio's assets will vary from time to time based upon a determination by the Advisor of how best to achieve the Portfolio's investment objectives taking into account such factors as the liquidity, yield and creditworthiness of various mortgage related securities. Mortgage related securities held by the Portfolio will generally be rated no lower than A by Moody's or S&P or an equivalent rating by other NRSROs or, if not rated, will be of equivalent investment quality as determined by the Advisor. Although up to 20% of the Portfolio's assets may be invested in securities rated as low as B by Moody's or S&P (or, if unrated, judged by the Advisor to be of comparable quality), a program of investments in securities rated below A will only be made upon the concurrence of the Manager. In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. The Portfolio may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. The Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities. The Portfolio may engage in repurchase agreements, purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities. The Portfolio may attempt to hedge against unfavorable changes in interest rates by entering into interest rate futures contracts and purchasing and writing put and call options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

HIGH YIELD INVESTMENTS

  High Yield Investments seeks as its investment objective a high level of current income by investing primarily in below investment grade debt securities. Debt securities of less than investment grade, commonly referred to as junk bonds, are considered "high risk" securities.

  The Portfolio invests under normal market conditions at least 65% of its assets in a diversified portfolio of fixed-income securities rated below investment grade by NRSROs (i.e. such as rated lower than Baa by Moody's or lower than BBB or lower by S&P) or unrated but deemed by the Advisor to be equivalent to such lower-rated securities. The remainder of the Portfolio's assets may be invested in investment grade fixed-income securities (i.e. such as securities rated at least Baa by Moody's or BBB by S&P, or if unrated, deemed by the advisor to be of comparable quality). The average duration of the Portfolio will vary within a two to six year time frame depending on the Advisor's view of the potential for total return offered by a particular strategy. The Portfolio may also engage in hedging strategies involving equity options. See "Certain Securities and Investment Techniques and Risk Factors-- Purchasing Put and Call Options on Securities."

  An amount up to 10% of the Portfolio's assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights.

  In addition, an amount up to 10% of the Portfolio's assets may be invested in foreign securities and the Portfolio may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. See "Certain Securities, Investment Techniques and Risk Factors--Foreign Securities."

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Advisor seeks to reduce risk through diversification, credit analysis and attention to developments and trends in both the economy and financial markets. The value of all fixed-income securities, including those held by the Portfolio, can be expected to change inversely with interest rates. See "Certain Securities, Investment Techniques and Risk Factors--High Yield Securities."

  The Portfolio has reserved the right if approved by the Board of Trustees, to convert in the future to a "master/feeder" fund that would invest all of its assets in a master/feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days written notice of any such action would be given to all shareholders if, and when, such a proposal, is approved.

BALANCED INVESTMENTS

  The investment objective of Balanced Investments is total return through a combination of current income and capital appreciation. The Portfolio seeks to achieve its objective through investment in common stocks and in fixed income senior securities rated within the four highest categories established by NRSROs, such as Moody's or S&P and unrated securities determined to be of comparable quality by the Portfolio's Advisor. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings and "Certain Securities, Investment Techniques and Risk Factors-- Medium and Lower Rated and Unrated Securities" in this Prospectus for a description of certain risks associated with securities in the fourth highest rating category. It is the Portfolio's policy not to purchase a security if as a result of the purchase less than 25% of the Portfolio's total assets would be invested in fixed-income senior securities, including short- and long-term debt securities, preferred stocks and convertible debt securities and convertible preferred stocks to the extent their value is attributable to their fixed income characteristics. Subject to this policy, the Portfolio's assets will be invested in each type of security in such proportions as are deemed appropriate by the Advisor under prevailing economic and market conditions.

  Shares of Balanced Investments are intended for purchase by investors that participate in the TRAK Advisory Service through employee benefit plans, the sponsors of which have elected to make available less than the full range of Portfolios offered by the Trust. Consequently, the Consulting Group does not intend to advise the purchase of these shares to other participants as part of a recommended asset allocation strategy.

  Balanced Investments may purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

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LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

  Large Capitalization Value Equity Investments is advised by Parametric and TBCAM which manage approximately eighty percent (80%) and twenty percent (20%), respectively, of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  The Portfolio seeks to achieve,
as its investment objective, total return, consisting of capital appreciation and income. Parametric seeks the Portfolio's investment objective by tracking the performance of the Russell 1000 Value Index. In general, these securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. TBCAM seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of highly liquid common stocks that, in its opinion, have above average price appreciation potential at the time of purchase. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks and at least 65% of the Portfolio's assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends. No less than 65% of the Portfolio's assets will be invested in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

LARGE CAPITALIZATION GROWTH INVESTMENTS

  Large Capitalization Growth Investments is advised by BGFA and Provident which manage approximately twenty percent (80%) and eighty percent (20%), respectively, of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  The Portfolio's investment objective is capital appreciation. Provident seeks substantial capital appreciation by investing primarily in a diversified portfolio of common stocks that, in its opinion, are characterized by a growth of earnings at a rate faster than that of the S&P 500. In selecting securities for the Portfolio, Provident evaluates factors believed to be favorable to long-term capital appreciation including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. Provident also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management. BGFA seeks to fully replicate the Russell 1000 Growth Index. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected to experience greater volatility than those of Large Capitalization Value Equity Investments. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks and at least 65% of the Portfolio's assets will be invested in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

  Small Capitalization Value Equity Investments is advised by NFJ, Babson and Mellon Capital which each manage approximately thirty five percent (35%), fifteen percent (15%) and fifty percent (50%), respectively of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation among the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation among the Advisors which are greater than 10%.

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  The Portfolio seeks above average capital appreciation. With respect to the portion of the Portfolio allocated to it, Mellon Capital seeks to fully replicate of the Russell 2000 Value Index. With respect to the remainder of the Portfolio, NFJ will invest primarily in a diversified portfolio of common stocks that, in NFJ's opinion, are undervalued or "neglected" in the marketplace at the time of purchase. In general, these securities are characterized as having below average price earnings ratios and a small number of shares outstanding relative to the stock market in general and enjoy below average industry analyst coverage. Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Current dividend income is only an incidental consideration in the selection of investments. With respect to the portion of the assets allocated to it, Babson employs a strong valuation discipline that strives for companies that are not widely followed by the investment community. Babson's research staff seeks superior, but neglected companies, possessing significant market share, sustainable competitive advantage in their primary business, solid finances and improving margins. The target companies are thought to possess above average growth potential that is underestimated by the market, providing attractive valuation. Under normal conditions, at least 80% of the Portfolio's assets will be invested in common stocks, at least 65% of the Portfolio's assets in the common stocks of "Value" companies with total market capitalization at the time of purchase that are below the maximum market capitalization permitted for a stock in the Russell 2000 Value Index. As of June 30, 1998, the market capitalization permitted for a stock in the Russell 2000 Value Index was $1.73 billion. In addition, at least one third of the Portfolio's assets will be invested in common stocks of companies with total market capitalization of $550 million or less at the time of purchase. Companies in which the Advisors are likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

SMALL CAPITALIZATION GROWTH INVESTMENTS

  Small Capitalization Growth Investments seeks as its investment objective maximum capital appreciation. The Portfolio is advised by Mellon Capital, WSA and Westpeak which manage approximately fifty percent (50%), twenty five percent (25%) and twenty five percent (25%), respectively, of the Portfolio's assets. Changes of the above allocation among the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation among the Advisors which are greater than 10%.

  With respect to the portion of the Portfolio allocated to it, Mellon Capital seeks to track the performance of the Russell 2000 Growth Index. With respect to the portion of the Portfolio allocated to, WSA, and Westpeak (collectively the "Active Advisors") each will attempt to achieve the Portfolio's objective by investing at least 65% of the Portfolio's assets in the common stocks of "emerging growth" companies with total market capitalization at the time of purchase that are below the maximum market capitalization permitted for a stock in the Russell 2000 Growth Index. As of June 30, 1998, the market capitalization permitted for a stock in the Russell 2000 Growth Index was $1.86 billion. In addition, at least one third of the Portfolio's assets allocated to the Active Advisors will be invested in common stocks of companies with a total market capitalization of $550 million or less at the time of purchase. Dividend income is not a consideration in the selection of investments. Companies in which the Advisors are likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon.

INTERNATIONAL EQUITY INVESTMENTS

  International Equity Investments is advised by State Street and Oechsle which manage approximately sixty percent (60%) and forty percent (40%), respectively, of the Portfolio's assets although it is expected that the percentage allocation will vary from time to time. Changes of the above allocation between the Advisors that are less than 10% will be made by the Manager. The Trust's Board of Trustees, upon the advice of the Manager, will make changes in the above allocation between the Advisors which are greater than 10%.

  The investment objective of the Portfolio is capital appreciation. The Portfolio ordinarily invests at least 80% of its assets in equity securities of companies domiciled outside the United States. For purposes of the Portfolio's investment policies, equity securities consist of common and preferred stock and securities such as bonds, rights and warrants that are convertible into common stock.

  Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers domiciled in at least three foreign countries. Investments may be made in companies in developed as well as developing countries. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. With respect to that portion of the Portfolio allocated to it, State Street seeks to track the performance of the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index. With respect to the remainder of the Portfolio, Oechsle attempts to limit exposure to investments in developing countries where both liquidity and sovereign risks are high. Although there is no established definition, a developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with per capita gross national product of less than $5,000. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries, although securities traded in the former markets have provided higher rates of return to investors. For a discussion of the risks associated with investing in foreign securities, see "Certain Securities, Investment Techniques and Risk Factors--Foreign Securities."

  The Portfolio intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. The Portfolio may invest in securities of foreign issuers in the form of ADRs. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Portfolio. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies and trading currency futures contracts and options thereon. The Portfolio may purchase temporary investments, lend its portfolio securities and purchase stock index futures contracts and purchase and write options thereon. See "Certain Securities, Investment Techniques and Risk Factors."

INTERNATIONAL FIXED INCOME INVESTMENTS

  International Fixed Income Investments is advised by Julius Baer. The Portfolio seeks as its investment objective, to maximize current income consistent with protection of principal by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, corporations and supranational entities. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in fixed income securities of issuers domiciled in at least three foreign countries. The Portfolio will not invest more than 25% of its assets in the securities of governments in any one country. The Portfolio limits its purchases of debt securities to those that are rated within the four highest categories established by NRSROs, such as S&P or Moody's or, if unrated, are deemed by Julius Baer to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P's ratings and "Certain Securities, Investment Techniques and Risk Factors--Medium and Lower Rated and Unrated Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options thereon. The Portfolio may purchase temporary investments, purchase securities on a when-issued basis and lend its portfolio securities.

  The Portfolio is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. The Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company. Thus, an investment in the Portfolio may, due to changes in the financial condition or in the market's assessment of those issuers present greater risk to an investor than an investment in a diversified investment company. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for federal income tax to the extent that its earnings are distributed to shareholders. In order to so qualify, among other things, the Portfolio must ensure that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets is invested in the securities (other than U.S. Government Securities) of a single issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the Portfolio's total assets is represented by (a) cash and cash items, (b) U.S. Government Securities and (c) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer.

EMERGING MARKETS EQUITY INVESTMENTS

  Emerging Markets Equity Investments is advised by Govett, State Street and Baring which manage approximately forty percent (40%), thirty percent (30%) and thirty percent (30%), respectively, of the Portfolio's assets. The Portfolio seeks to achieve long-term capital appreciation through investment primarily in a diversified portfolio of equity securities of issuers in countries having "emerging markets." For this purpose, a country with an emerging market is generally one in which the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (World Bank). The Portfolio currently expects to invest in the following emerging markets countries: Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, South Korea, Jordan, Lebanon, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. The Portfolio may from time to time discontinue investments in any of the above-mentioned countries and/or begin investing in other countries with emerging markets.

  The Portfolio anticipates normally investing at least 65% of its total assets in securities of issuers located in at least three different countries, other than the United States. At least 65% of the Portfolio's total assets typically will be invested in equity securities such as common stocks, preferred stocks and warrants including ADRs, EDRs and GDRs or other securities convertible into securities of foreign issuers. Most of the equity securities in which the Portfolio will invest will be listed on recognized foreign securities exchanges, although the Portfolio may also invest in over-the-counter securities. Under normal market conditions, not more than 5% of the Portfolio's net assets will be invested in the securities of any one issuer (excluding the United States Government and its agencies and instrumentalities) and not more than 25% of the Portfolio's total assets will be invested in issuers in the same industry.

  In choosing the issuers in whose securities to invest, Govett first analyzes the economic factors and background of each emerging markets country and estimates the rate of Gross Domestic Product growth, the rate of inflation and currency exchange rates for the following six months. Anticipated returns for each country are then determined based on prospective price earnings ratios relative to bond yields and other relevant historical interest rate measures, and asset allocation decisions are made among the different emerging markets countries. Within each market chosen for investment, Govett will then choose the issuers offering the best relative value, based on relative price earnings ratios, dividend yields, dividend and interest cover and balance sheets.

  State Street seeks to identify markets and securities that are misvalued relative to their growth potential by identifying inefficiencies in the emerging markets. State Street employs an investment process that is primarily quantitatively driven that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix. Baring seeks to identify unrecognized growth investment opportunities through a comprehensive investment framework in the emerging markets. Baring also employs an investment process that combines top-down country allocation with bottom-up stock selection to determine an optimal country and security mix but also employs structured fundamental research at both the country and stock level.

  The Portfolio may enter into forward currency contracts, use options and options on futures contracts to hedge against movements in currency exchange rates, purchase temporary investments and enter into reverse repurchase agreements. The Portfolio, which is designed for investors who do not require regular current income and who can accept a high degree of risk in their investment, may be viewed as speculative in nature. Investing in the securities of issuers in emerging markets countries involves certain risks and special considerations not inherent in investments in securities of U.S. companies. See "Certain Securities, Investment Techniques and Risk Factors."

CERTAIN SECURITIES, INVESTMENT TECHNIQUES AND RISK FACTORS

  TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Advisor of a Portfolio, other than Government Money Investments, believes, in consultation with the Manager, that pursuing the Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, the Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. Each of these Portfolio's U.S. dollar-denominated temporary investments are managed by MMC. See "Management of the Trust--Administrator." In addition, for the same purposes the Advisors of Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or an equivalent rating by other NRSROs or, if unrated, are determined by the Advisor to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations issued by foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment: (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on amount of assets;
(iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest, in the opinion of the Portfolio's Advisor. See "Foreign Securities" below. Each Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

  The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Advisor of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than it would be by other mutual funds. This policy may impede an Advisor's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program and an investment among the Portfolios should be regarded as a long-term commitment that should be held through several market cycles. In addition, although the Consulting Group intends to recommend adjustments in the allocation of assets among the Portfolios based on, among other things, anticipated market trends, there can be no assurance that these recommendations can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. Participants in TRAK should recognize that it is a nondiscretionary investment advisory service and that all investment decisions rest with the participant alone. Therefore, such participants are urged strongly to adhere to the Consulting Group's asset allocation recommendations and to act promptly upon any recommended reallocation of assets among the Portfolios. Investors intending to purchase Portfolio shares through other Advisory Services should evaluate carefully whether the service is ongoing and continuous, as well as their investment advisers' ability to anticipate and respond to market trends.

  REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Portfolio's Advisor, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by the Portfolio, exceeds 10% of the Portfolio's total assets. See "Certain Investment Policies." In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

  Emerging Markets Equity Investments may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the Portfolio would sell securities to a financial institution and agree to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by the Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

  BORROWING. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than otherwise would be the case.

  U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

  U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

  As part of its investments in U.S. Government Securities, a Portfolio, other than Government Money Investments, may invest up to 5% of its net assets in exchange rate-related U.S. Government Securities, which are described in the Statement of Additional Information.

  CUSTODIAL RECEIPTS. Each Portfolio other than Government Money Investments may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

  LENDING PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio other than Municipal Bond Investments may lend securities to brokers, dealers and other financial organizations. A Portfolio's loans of securities will be collateralized at least 100% by cash, letters of credit or U.S. Government Securities, which will be marked to market daily. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Portfolio will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the trustees.

  Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. The Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

  FIXED INCOME SECURITIES. The market value of fixed income obligations of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

  Ratings made available by NRSROs, such as S&P and Moody's are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Portfolio also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

  MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" generally is understood to include debt obligations issued to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

  The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

  MORTGAGE RELATED SECURITIES. Intermediate Fixed Income Investments, Long-Term Bond Investments and Mortgage Backed Investments may invest in mortgage related securities without limit. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security.

  Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Portfolio. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Portfolio's yield will correspondingly decline. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Portfolio purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

  CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

  Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Advisor, the investment restriction limiting a Portfolio's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. See "Certain Investment Policies."

  GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Each of Intermediate Fixed Income Investments, Long-Term Bond Investments and Mortgage Backed Investments may invest up to 25% of its total assets in certain government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. A Portfolio will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by a Portfolio.

  Investing in government stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities issued by government or government related entities. See "Mortgage Related Securities" above. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in a Portfolio not fully recovering its initial investment in an interest-only government stripped mortgage related security.

Under current market conditions, the Portfolios expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolios will be able to effect a trade of a government stripped mortgage related security at a time when it wishes to do so. The Portfolios will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Portfolio will treat government stripped mortgage related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 10% of its net assets.

  ASSET-BACKED SECURITIES. Intermediate Fixed-Income Investments and Long-Term Bond Investments may invest in ABSs. ABSs are well established and have become increasingly prevalent in the fixed income market. ABSs may enhance a Portfolio's performance; however, their use involves certain risks that may not be found in other mutual fund investments. Both Advisors are only authorized to invest in those ABSs that have received a AAA rating from both Moody's and S&P or an equivalent rating from other NRSROs and may invest only up to 5% of the Portfolio's new assets in this type of security.

  FORWARD ROLL TRANSACTIONS. In order to enhance current income, Mortgage Backed Investments may enter into forward roll transactions with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time the Portfolio enters into a forward roll transaction, it will place in a segregated custodial account cash, U.S. Government Securities or high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Forward roll transactions are considered to be borrowings by the Portfolio.

  HIGH YIELD SECURITIES. High Yield Investments and to a lesser extent Intermediate Fixed Income Investments and Long-Term Bond Investments invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds."

  Generally, medium or lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Advisors, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

  In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolios to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

  Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

  Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. Neither event will require sale of these securities by the Portfolio, but the Advisor will consider the event in its determination of whether the Portfolio should continue to hold the securities.

  NON-PUBLICLY TRADED SECURITIES. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

  REAL ESTATE INVESTMENT TRUSTS. Each Portfolio may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs can make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act.

  SUPRANATIONAL ENTITIES. International Fixed Income Investments, subject to applicable diversification requirements of the Code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

  FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Substantially less information may be available about foreign companies, particularly emerging market country companies, than about domestic companies and, even when public information about such companies is available, it may be less reliable than information concerning U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards and such standards may differ, in some cases significantly, from standards in other countries, including the United States. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

  INVESTING IN EMERGING MARKETS COUNTRIES. Investing in securities of issuers in emerging markets countries involves exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

  Included among the emerging markets in which Emerging Markets Equity Investments may invest are the formerly communist countries of Eastern Europe and the People's Republic of China (collectively, "Communist Countries"). Upon the accession to power of Communist regimes approximately 40 to 70 years ago, the governments of a number of Communist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Portfolio's investments in Communist Countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Portfolio could lose its entire investment in the Communist Country involved. In addition, any change in the leadership or policies of Communist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

  CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

  FORWARD CURRENCY CONTRACTS. Each Portfolio that may invest in foreign currency-denominated securities may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Portfolio's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time that the Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

  In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Advisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance that an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which a Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. See the Statement of Additional Information for further information concerning forward currency contracts.

  PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Portfolio may purchase put options on securities owned by the Portfolio and on securities which the Portfolio may acquire in the future. The Portfolio may purchase only put options that are traded on a regulated exchange. By buying a put, the Portfolio limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Portfolio may purchase call options on a security it intends to purchase in the future to avoid the additional cost that would result from a substantial increase in the market price of the security. Prior to their expiration, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  STOCK INDEX OPTIONS. Each Portfolio may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide price movements affecting that portion of its assets invested in the country whose stocks are subject to the hedge. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of domestic stock indexes are the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index, and examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), the Financial Times--Stock Exchange 100 (International Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Options on stock indexes are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. Options on foreign stock indexes are similar to options on domestic stock indexes. Like domestic stock index options, foreign stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. Unlike domestic stock index options, foreign stock index options carry risks associated with investing in foreign securities, as described above. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Portfolio's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Portfolio's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Portfolio of options will be subject to the ability of the Portfolio's Advisor to predict correctly movements in the direction of the underlying index.

  When the Portfolio writes an option on a stock index, it will establish a segregated account with the Portfolio's custodian, or with a foreign subcustodian with which the Portfolio will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will maintain the account while the option is open.

  FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio other than Government Money Investments, Balanced Investments and Municipal Bond Investments may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Manager that such contracts are necessary or appropriate in the management of the Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

  A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

  A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to an Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

  SWAPS. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to State Street, may enter into index swaps. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

  The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Portfolio believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

  YEAR 2000. The investment management services provided to the Trust by the Manager and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Trust's operations, including the handling of securities trades, pricing and account services. The Manager and Salomon Smith Barney have advised the Trust that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Trust's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Trust services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

PORTFOLIO TURNOVER

  Generally, a Portfolio, other than Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments and Emerging Market Equity Investments, will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The Portfolios specified in the previous sentence may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Active trading will increase a Portfolio's rate of turnover, certain transaction expenses and the incidence of short-term capital gain taxable as ordinary income. An annual turnover rate of 100% would occur when all the securities held by the Portfolio are replaced one time during a period of one year.

  Increased portfolio turnover may result in greater brokerage commissions paid and in realization of net short-term capital gains which, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust and the Portfolios, including agreements with the Trust's distributor, custodian, transfer agent, the Manager, Advisors and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust as well as the Portfolios' investment officers.

INVESTMENT MANAGER

  The Consulting Group, located at 222 Delaware Avenue, Wilmington, Delaware 19801, serves as the Trust's Manager. The Consulting Group is a division of MMC, a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly owned subsidiary of Citigroup Inc. ("Citigroup").

  The Trust has entered into an investment management agreement (the "Management Agreement") with the Manager which, in turn, has entered into an advisory agreement ("Advisory Agreement") with each Advisor selected for the Portfolios. It is the Manager's responsibility to select, subject to the review and approval of the Board of Trustees, the Advisors who have distinguished themselves by able performance in their respective areas of expertise in asset management and to review their continued performance. Although the Manager does not serve as investment manager for any other registered investment company, the Manager and its related office, the Consulting Services Group of Salomon Smith Barney, have over 20 years of experience in evaluating investment advisers for individuals and institutional investors. As of September 30, 1998, MMC rendered advisory services with respect to assets with a value in excess of $108 billion.

  Subject to the supervision and direction of the Trust's Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Advisors for each Portfolio and thereafter monitoring Advisor performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Advisors. In evaluating prospective Advisors, the Manager considers, among other factors, each Advisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Advisors and ultimately recommending to the Board of Trustees of the Trust whether Advisors' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisors, custodian, transfer agent or administrator.

  Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio at a rate as follows: Government Money Investments, 0.15%; Intermediate Fixed Income Investments, 0.40%; Long-Term Bond Investments, 0.40%; Municipal Bond Investments, 0.40%; Mortgage Backed Investments, 0.50%; High Yield Investments, 0.70%; Balanced Investments, 0.60%; Large Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by TBCAM, 0.60% and with respect to the balance allocated to Parametric, the Manager has agreed to waive fees so that the rate is 0.50% of the first $300 million and 0.45% thereafter; Large Capitalization Growth Investments, with respect to the portion of the portfolio managed by Provident, 0.60% and with respect to the balance allocated to BGFA, the Manager has agreed to waive fees so that the rate is 0.32%; Small Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by Babson, 0.80% and with respect to the portion managed by NFJ, the Manager has agreed to waive fees so that the rate is 0.80% for the first $450 million and 0.75% thereafter, and with respect to the balance allocated to Mellon Capital, the Manager has agreed to waive fees so that the rate is 0.36% thereafter; Small Capitalization Growth Investments, with respect to the portion managed by WSA and WestPeak, 0.80% and with respect to the balance allocated to Mellon Capital, the Manager has agreed to waive fees so that the rate is 0.36%; International Equity Investments, with respect to the portion of the portfolio managed by Oechsle, 0.70% and with respect to the balance allocated to State Street, the Manager has agreed to waive fees so that the rate is 0.37%; International Fixed Income Investments, 0.50%; and Emerging Markets Equity Investments, 0.90%.

  The Manager in turn pays each Advisor a fee for its services provided to each Portfolio that is computed daily and paid monthly based on the value of the average net assets of the Portfolio at a rate as follows: Government Money Investments, 0.15% of the first $100 million and 0.10% thereafter; Intermediate Fixed Income Investments, 0.20% of the first $500 million and 0.15% thereafter; Long-Term Bond Investments, 0.20%; Municipal Bond Investments, 0.20%; Mortgage Backed Investments, 0.25%; High Yield Investments, 0.45%; Balanced Investments, 0.30%; Large Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by TBCAM, 0.30% of the first $350 million and 0.25% thereafter and with respect to the balance allocated to Parametric, the rate is 0.20% of the first $300 million and 0.15% thereafter; Large Capitalization Growth Investments, with respect to the portion of the portfolio managed by Provident, 0.30% and with respect to the balance allocated to BGFA, 0.02%; Small Capitalization Value Equity Investments, with respect to the portion of the portfolio managed by NFJ, 0.50% on the first $450 million and 0.45% thereafter; with respect to the portion managed by Babson, 0.50% of the first $100 million and 0.45% thereafter; and with respect to the balance allocated to Mellon Capital, the rate is 0.06%; Small Capitalization Growth Investments, with respect to the portion of the Portfolio managed by WestPeak and WSA, 0.50% and with respect to the balance allocated to Mellon Capital, the rate is 0.06%; International Equity Investments, with respect to the portion of the portfolio managed by Oechsle, 0.40% and with respect to the balance allocated to State Street, the rate is 0.06%; International Fixed Income Investments, 0.25%; and Emerging Markets Equity Investments, 0.60% with respect to the portion of the assets managed by Govett, State Street and Baring.

  Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisors. However, the Manager's decisions, including the identity of an Advisor and the specific amount of the Manager's compensation to be paid to the Advisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates.

  The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Advisors. The Exemption is based on, among other things: (1) the Manager will select, monitor, evaluate and allocate assets to, the Advisors and ensure that the Advisors comply with the relevant Portfolio's investment objective, policies and restrictions; (2) shares of the Portfolios relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Advisor and its investment advisory contract within 90 days of the engagement of a new Advisor; (4) the Trust will disclose in this Prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval. In accordance with the terms of the Exemption, a majority of the shareholders of each Portfolio have approved the operation of the Trust in accordance with the Exemption.

ADVISORS

  The Advisors have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and perform all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities they have undertaken with respect to the Portfolios. By virtue of the management, supervisory and administrative functions performed by the Manager and MMC, and the fact that Advisors are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, the Advisors serve in a sub-advisory capacity to the Portfolios. Subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Advisor's responsibilities are limited to managing the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

  The following sets forth certain information about each of the Advisors:

  Standish, Ayer serves as Advisor to Intermediate Fixed Income Investments and Government Money Investments. Standish, Ayer is owned by 24 individuals, each of whom is an active employee of Standish, Ayer. No individual owns more than 20% of the voting securities of Standish, Ayer. Standish, Ayer has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), since 1940 and is also registered as a commodity trading adviser with the National Futures Association. Standish, Ayer provides investment advisory services to individual and institutional clients. As of September 30, 1998, Standish, Ayer had assets under management of approximately $46 billion. Standish, Ayer's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111. Richard Doll has been a Vice President since joining the firm in November 1984 and a Director of Standish, Ayer since January 1, 1987 and has been responsible for the day-to-day management of Intermediate Fixed Income Investments since its inception. Prior to that time, he served as Vice President of Bank of New England. Jennifer Pline has been a Vice President of Standish, Ayer since January 4, 1990 and has been responsible for the day-to-day management of Government Money Investments since its inception. She completed her MBA at Boston College in 1987 and then joined Standish, Ayer.

  National Asset Mgmt. serves as Advisor to Long-Term Bonds Investments. National Asset Mgmt. has been a registered investment adviser under the Advisers Act since 1979 and provides investment advisory services primarily to institutions such as charitable trusts and pensions plans. As of September 30, 1998, National Asset Mgmt. had assets under management of $9.1 billion. National Asset Mgmt.'s principal executive offices are located at 101 South Fifth Street, Louisville, Kentucky. Michael C. Heyman, a principal with the firm, is responsible for the day-to-day management of Long-Term Bond Investments.

  Smith Affiliated serves as Advisor to Municipal Bond Investments. Of the outstanding voting securities of Smith Affiliated, 80% is owned by Robert G. Smith, CEO and President of Smith Affiliated with 20% minority owned. Smith Affiliated has been a registered investment adviser under the Advisers Act since April 1982, serving as investment advisor to individuals and institutions. As of September 30, 1998, Smith Affiliated had assets under management of approximately $800 million. Smith Affiliated's principal executive offices are located at 880 Third Avenue, New York, New York 10022. Nancy J. Noto, Vice President, has been a Portfolio Manager of Smith Affiliated since 1998 and with Erwin Tonogbanua, is responsible for the day-to-day management of Municipal Bond Investments.

  APAM serves as Advisor to Mortgage Backed Investments. Registered as an investment adviser under the Advisers Act since 1984, APAM is controlled by J. Anthony Huggins and Jon M. Knight, each a principal of APAM. APAM serves as an investment adviser to institutional investors including banks, insurance companies, foundations and tax-exempt funds. As of September 30, 1998, APAM and International Portfolio Analytics Ltd., an affiliate of APAM, had assets under management exceeding $2.5 billion. Atlantic Analytic's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801. John L. Cassidy, III is responsible for the day-to-day management of Mortgage Backed Investments under the direction of William W. Lynch, Jr. who has been involved with the Portfolio since its commencement.

  Alliance Capital serves as Advisor to High Yield Investments. Alliance Capital is an international investment manager with assets under management as of September 30, 1998 totaling approximately $241.9 billion. Alliance Capital's clients are primarily major corporate benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital. As of September 30, 1998, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.0% of the outstanding units of Alliance Capital. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of June 30, 1998 of approximately $85 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"). As of September 30, 1998, AXA-UAP, a French insurance holding company, owned approximately 59% of the issued and outstanding shares of the common stock of ECI. Nelson R. Jantzen and Sheryl A. Rothman are primarily responsible for the day-to-day management of High Yield Investments. Mr. Jantzen, a Senior Vice President and Co-Head of the High Yield Group, has been with Alliance Capital for 25 years. Ms. Rothman is a Vice President and Portfolio Manager and has been with Alliance Capital for 13 years.

  Palley-Needelman serves as Advisor to Balanced Investments. The outstanding shares of capital stock of Palley-Needelman are owned by Roger B. Palley and Chet J. Needelman. Palley-Needelman, the predecessor of which has been registered as an investment adviser under the Advisers Act since 1974, provides investment advisory services to individuals and institutions, including retirement plans, foundations and endowments. As of September 30, 1998, Palley-Needelman had assets under management of approximately $4.3 billion. Palley-

Needelman's principal executive offices are located at 800 Newport Center Drive, Suite 450, Newport Beach, California 92660. Roger Palley has been the President of Palley-Needelman since 1985 and has been responsible for the day-to-day management of Balanced Investments since its commencement of operations on February 16, 1993.

  TBCAM serves as an Advisor to Large Capitalization Value Equity Investments. Registered as an investment advisor under the Advisers Act since 1970, TBCAM is a wholly owned indirect subsidiary of Mellon Bank Corporation. As of September 30, 1998, TBCAM had assets under management of approximately $21 billion. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts. Robert J. Eastman has been a Vice President of TBCAM since 1991 and has been responsible for the day-to-day management of Large Capitalization Value Equity Investments since December 31, 1996. Prior to joining TBCAM in 1991, Mr. Eastman served as a Portfolio Manager/Quantitative Analyst with Trinity Investment Management Corp.

  Parametric also serves as an Advisor to Large Capitalization Value Equity Investments. Parametric is an investment management firm organized as a general partnership. Parametric is the successor to Parametric Portfolio Associates, Inc., formerly a wholly owned subsidiary of Pacific Financial Asset Management Corporation ("PFAMCo"), which became a subsidiary partnership of PIMCO Advisors L.P. on November 15, 1994 as a part of the consolidation of the investment advisory and other businesses of PFAMCo and certain of its subsidiaries with Thomson Advisory Group L.P. ("Consolidation"). The consolidation closed in November 1994. Parametric has two partners, PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor to Parametric, commenced operations in 1987. Parametric is a registered investment adviser and as of September 30, 1998 had assets under management of $2.8 billion. Parametric's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104. David Stein and Tom Seto are primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Parametric for management. Mr. Stein has been a Managing Director with Parametric since 1996. Mr. Seto has been a portfolio manager with Parametric since October 1, 1998. Prior to joining Parametric, Mr. Seto served as head of U.S. equity index investments for BGFA.


  Provident serves as Advisor to Large Capitalization Growth Investments. Registered as an investment adviser under the Advisers Act since 1951, Provident is a wholly owned subsidiary of UAM. Provident provides investment advisory services to individual and institutional clients. As of September 30, 1998, Provident had assets under management of approximately $17.6 billion. Provident's principal executive offices are located at 300 North Lake Avenue, Pasadena, California 91101. Thomas J. Condon is a managing director of Provident and has been with Provident for seventeen years. Harlan Thompson, CFA, is a Senior Vice President of Provident, and has been responsible for the day-to-day management of Large Capitalization Growth Investments, since March 1997.

  BGFA also serves as an Adviser to Large Capitalization Growth Investments. BGFA is a wholly-owned subsidiary of Barclays Global Investors ("BGI"). As of August 31, 1998, BGI was responsible for managing or providing investment advice for assets exceeding $505 billion represented in part by other open-end management investment companies. BGI and BGFA's principal executive offices are located at 45 Fremont Street, San Francisco, California 94105. BGFA uses a team-management approach to manage indexed portfolios. The investment group of BGFA is responsible for the day-to-day management of those assets of the Portfolio allocated to BGFA.

  NFJ serves as an Adviser to Small Capitalization Value Equity Investments. NFJ is an investment management firm organized as a general partnership. NFJ is the successor to NFJ Investment Group, Inc., formerly a wholly owned subsidiary of PFAMCo, which became a subsidiary partnership of PIMCO Advisors as a part of the Consolidation described above. NFJ has two partners, PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is registered with the SEC as an investment advisor and, as of September 30, 1998, had assets under management of approximately $2.2 billion. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1840, Dallas, Texas 75201. Since June 1996, Benno Fischer and Paul Magnuson have shared the day-to-day management of those assets allocated to NFJ. Mr. Fischer has been a Managing Director and Portfolio Manager of NFJ or its predecessors since January, 1989 and has been responsible for the day-to-day management of those assets of the Portfolio allocated to NFJ or its predecessor for management since August 1, 1993, the date on which NFJ's predecessor began serving as an Advisor to the Portfolio. Mr. Magnuson has been a Senior Research Analyst and Portfolio Manager since he joined NFJ in August, 1992. Prior to that time, Mr. Magnuson was a Portfolio Manager at NationsBank.

  Babson also serves as an Adviser to Small Capitalization Value Equity Investments. Babson, a subsidiary of Mass Mutual Holding Company, has been in the investment advisory business since 1940 and has assets under management as of March 31, 1998, of $20 billion. Babson's executive offices are located at One Memorial Drive, Cambridge, Massachusetts 02142-1300. Peter C. Schliemann is primarily responsible for the day-to-day management of the assets allocated to Babson. Mr. Schliemann has been a portfolio manager with Babson since 1979.

  Mellon Capital serves as an Advisor to Small Capitalization Growth Investments and Small Capitalization Value Equity Investments. Mellon Capital is a wholly owned subsidiary of MBC Investment Corporation, which itself is a subsidiary of Mellon Bank Corporation, a publicly held corporation. Mellon Capital is an investment management firm which manages diversified stock and bond portfolios for institutional clients. As of September 30, 1998, Mellon Capital had assets under management exceeding $63 billion. Mellon Capital's principal executive offices are located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital uses a team-management approach to manage indexed portfolios. The investment group of Mellon Capital will be responsible for the day-to-day management of those assets of the Portfolios allocated to Mellon Capital.

  WSA also serves as an Advisor to Small Capitalization Growth Investments. Registered as an investment adviser since October 1987, WSA is wholly owned by its employees. WSA provides investment advisory services to various institutional clients and as of September 30, 1998, had assets under management of approximately $1.25 billion. WSA's executive office is located at 1200 Prospect Street, Suite 100, La Jolla, California 92037. William Jeffery III, the President of WSA along with Kenneth F. McCain and Richard S. Coons are primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to WSA. Messrs. Jeffery and McCain are founding partners of the firm, having worked together since 1974. Mr. Coons joined the firm in 1989.

  Westpeak also serves as an Advisor of Small Capitalization Growth Investments. Registered as an investment advisor since July 1991, Westpeak is a wholly-owned subsidiary of Nvest Companies, L.P. Westpeak provides investment advisory services primarily to various institutional clients; and as of September 30, 1998, had assets under management of approximately $4.5 billion. Westpeak's principal executive offices are located at 1011 Walnut Street, Boulder, Colorado 80302. Gerald H. Scriver is President, CIO and CEO and a Portfolio Manager at Westpeak and is responsible for the day-to-day management of the assets of Small Capitalization Growth Investments allocated to Westpeak. Mr. Scriver has been President, CIO and CEO of Westpeak since its inception in 1991.

  Oechsle LLC, a Delaware limited liability company, serves as an Advisor to International Equity Investments. Oechsle Group, LLC, also a Delaware limited liability company, is the Member Manager of Oechsle LLC. Oechsle LLC's business consists exclusively of global investment management services. The Managing Principals of Oechsle Group, LLC, are individuals who also serve as officers of Oechsle LLC. The Managing Principals are: Walter Oechsle; L. Sean Roche; Singleton Dewey Keesler, Jr.; Stephen Langer; Steven Schaefer; Warren Walker; and Andrew Parlin. Oechsle LLC was established on October 8, 1998 and is the successor entity to Oechsle International Advisors, L.P. ("Oechsle L.P.") which has been a registered investment adviser under the Advisers Act since 1986. Oechsle LLC provides investment advisory services to individual and institutional clients. As of September 30, 1998, Oechsle L.P. had assets under management of approximately $10.5 billion.

Oechsle LLC's principal executive offices are located at One International Place, Boston, Massachusetts 02110. Walter Oechsle has been responsible for the day-to-day management of those assets of International Equity Investments allocated to Oechsle L.P. since November 1991. Mr. Oechsle was the managing General Partner of Oechsle L.P. since its inception in 1986. In addition, since November 1997, Kathleen Harris has shared responsibility for the day-to-day management of these assets. Ms. Harris has been employed by Oechsle L.P. since January 1995. Prior to her employment with Oechsle L.P., she was a Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Mr. Oechsle and Ms. Harris manage the assets with the assistance of Oechsle LLC's entire investment team, which contributes to country asset allocations, stock selection, and currency decisions.

  State Street serves as an Advisor to International Equity Investments and Emerging Markets Equity Investments. State Street is a division of State Street Bank and Trust Company. State Street provides investment advisory services to a wide variety of institutional clients world-wide and, as of June 30, 1998, had assets under management of approximately $450 billion. State Street's principal executive offices are located at Two International Place, Boston, Massachusetts 02110. Peter G. Leahy and Eric Brandhorst are primarily responsible for the day-to-day management of State Street's portion of International Equity Investments. Mr. Leahy has been with State Street since 1991 and Mr. Brandhorst has been with State Street since 1994. Prior to 1991, Mr. Leahy was a Portfolio Manager at Bankers Trust Investment Management. Prior to 1994, Mr. Brandhorst was an Analyst with Wellington Management Co. Joshua Feuerman is primarily responsible for the day-to-day management of State Street's portion of Emerging Markets Equity Investments. Mr. Feuerman has been a portfolio manager with State Street for 11 years.

  Julius Baer serves as Advisor to International Fixed Income Investments. Julius Baer is a majority owned subsidiary of Julius Baer Securities Inc., a registered broker-dealer and investment adviser, which in turn is a wholly owned subsidiary of Baer Holding Ltd. Julius Baer Securities Inc. owns 93% of the outstanding stock of Julius Baer and 7% is owned by three employees. Julius Baer has been registered as an investment adviser under the Advisers Act since April 1983. Directly and through Julius Baer Securities Inc., Julius Baer provides investment management services to a wide variety of individual and institutional clients, including registered investment companies. As of September 30, 1998, Julius Baer had assets under management of approximately $5.0 billion and Julius Baer Securities Inc. had assets of approximately $441 million. Julius Baer's principal executive offices are located at 330 Madison Avenue, New York, New York 10017. Edward Dove, a Director of Fixed-Income and Portfolio Manager of Julius Baer, has been employed by Julius Baer since 1992, and has been responsible for the day-to-day management of International Fixed Income Investments since that time. Prior to that time, he was employed as a fixed-income manager by Chemical Global Investors Limited in London.

  Govett serves as Advisor to Emerging Markets Equity Investments. Govett is registered under the Advisers Act and is a wholly owned subsidiary of AIB Asset Management Holdings Limited ("AIBAMH"). AIBAMH is majority-owned by Allied Irish Banks plc. The AIBAMH Group has been managing assets in emerging markets since the 1920's. Govett's sole business is providing investment management and client services for the North American operations of AIBAMH group. As of September 30, 1998, AIBAMH Group has approximately $15 billion in assets under management. Rachel Maunder is primarily responsible for the day-to-day management of the Portfolio's assets. Ms. Maunder, a dual employee of Govett and its London affiliate, AIB Govett Asset Management Limited, is Deputy Managing Director of Investments and Director, Emerging Markets for AIB Govett Asset Management Limited. Prior to that time, she served as Assistant Director with Invesco Management in London.

  Baring also serves as an Advisor to Emerging Markets Equity Investments. Baring is a member of the ING Group and has been in the investment advisory business since 1967. Baring and its affiliated entities has assets under management as of June 30, 1998 of approximately $43 billion. Baring's North American offices are located at 125 High Street in Boston, Massachusetts 02110. Matt Linsey and Kate Munday are primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Baring.

Mr. Linsey is the global head and deputy head of emerging markets for Baring and its affiliated entities. Ms. Munday is the deputy head of Latin American equities. Ms. Munday has been with Baring since 1993. Mr. Linsey has been with Baring since 1997.

ADMINISTRATOR

  MMC serves as the Trust's administrator and generally oversees all aspects of the Trust's administration and operations. MMC provides investment management and administration services to investment companies that had aggregate assets under management as of September 30, 1998, in excess of $108 billion. Each Portfolio pays MMC a fee for these services that is computed daily and paid monthly at the annual rate of 0.20% of the value of the Portfolio's average daily net assets.

EXPENSES OF THE PORTFOLIOS

  Each Portfolio bears its own expenses, which generally include all costs not specifically borne by the Manager, the Advisors, and MMC. Included among a Portfolio's expenses are: costs incurred in connection with the Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. The Trust's agreement with the Manager provides that it will reduce its fees to a Portfolio to the extent required by applicable state laws for certain expenses that are described in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

  To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees of the Trust has determined that transactions for a Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Advisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers.

                              PURCHASE OF SHARES

GENERAL

  Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney (an "Introducing Broker"). No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

  Shares of the Portfolios are available exclusively to participants in Advisory Services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

  Under an Advisory Service an investor typically pays a periodic fee at rates that may vary based upon a variety of factors. Currently the maximum annual rate for assets invested in the Portfolios under a Smith Barney Advisory Service is 1.50%. The fee may be paid either by redemption of Portfolio shares or by separate payment. This fee may be reduced or waived at various levels of assets, for participation by employees of Travelers and its subsidiaries and for participation by certain individual retirement accounts, retirement plans for self-employed individuals and employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (collectively "Plans"). Advisory Services may provide different services than those described above and, accordingly, fees may be subject to negotiation. Fees may differ based upon a number of factors, including, but not limited to, the type of account, the size of the account, the amount of Advisory Service assets and the number and range of supplemental advisory services to be provided under the Advisory Service. Financial Consultants receive a portion of any fee paid in consideration of providing services to clients participating in a Salomon Smith Barney Advisory Service.

  Investors should be aware that through Salomon Smith Barney Advisory Services, the Consulting Group serves as investment advisor to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor and receives a fee from each Portfolio. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Salomon Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific Portfolios recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

  Other Advisory Services. Shares of the Portfolios are also available for purchase by or for the benefit of clients of certain investment advisers as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerances. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by the Consulting Group. Investors purchasing shares through investment advisory services other than Salomon Smith Barney Advisory Services may bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Investment advisors interested in utilizing the Portfolios for the purposes described above should call (302) 888-4104.

  Payment for shares of the Trust is due at Salomon Smith Barney or at an Introducing Broker no later than the third business day after the order is placed (the "Settlement Date"). Investors who make payment prior to the Settlement Date may permit the payment to be held in their brokerage accounts or may designate a temporary investment (such as a money market fund) for the payment until the Settlement Date. When an investor makes payment before the Settlement Date, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney will benefit from the temporary use of the funds. If the investor instructs Salomon Smith Barney to invest the funds in a Salomon Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Portfolio and the Smith Barney money market fund. Affiliates of Smith Barney that serve these funds in an investment advisory or administrative capacity will benefit by receiving fees from both of the funds, computed on the basis of their average daily net assets. The Board of Trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take these benefits into consideration when reviewing the Management Agreement, the Advisory Agreements and the Administration Agreement.

  Systematic Investment Plan. The Trust offers shareholders a Systematic Investment Plan under which shareholders may authorize Salomon Smith Barney to place a purchase order each month or quarter for Portfolio shares in an amount not less than $100 per month or quarter. The purchase price is paid automatically from cash held in the shareholder's Salomon Smith Barney brokerage account, through the automatic redemption of the shareholder's shares of a Smith Barney money market fund, or through the liquidation of other securities held in the investor's Smith Barney brokerage account. If an investor's assets are held in a Salomon Smith Barney FMA(R) account, the shareholder may arrange for pre-authorized automatic fund transfers, on a regular basis, from the shareholder's bank account to the shareholder's FMA account. Shareholders may utilize this service in conjunction with the Systematic Investment Plan to facilitate regular Advisory Service investments. For further information regarding the Systematic Investment Plan, the FMA account or the automatic funds transfer service, shareholders should contact their Financial Consultants.

  Minimum Investment. The minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio is $100. There is no minimum subsequent investment. Salomon Smith Barney Advisory Service accounts for employees of Salomon Smith Barney, accounts of their immediate families and individual retirement accounts and certain employee benefit plans for those persons will be subject to a $5,000 minimum investment. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

  Purchase orders for shares of a Portfolio received by Salomon Smith Barney or by an Introducing Broker prior to the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., New York time) on any day that a Portfolio's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of the NYSE are priced as of the time the net asset value per share is next determined. See "Net Asset Value" below for a description of the times at which a Portfolio's net asset value per share is determined.

                             REDEMPTION OF SHARES

REDEMPTIONS IN GENERAL

  Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at Salomon Smith Barney or at an Introducing Broker at no charge within seven days after receipt of a redemption request. Generally, these funds will not be invested for the shareholder's benefit without specific instruction and the Introducing Broker will benefit from the use of temporarily uninvested funds. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check. Redemption proceeds held by investors either in the form of uninvested cash balances in their Salomon Smith Barney brokerage accounts or as unnegotiated checks from the Transfer Agent will generally not earn any income for those investors, who should discuss alternative investments with their Financial Consultants or other advisers.

  Redemption requests may be given to Salomon Smith Barney or to an Introducing Broker. Salomon Smith Barney or the Introducing Broker will transmit all properly received redemption requests to the Transfer Agent. In order to be effective, a redemption request of a shareholder other than an individual may require the submission of documents commonly required to assure the safety of a particular account. A redemption request received by Smith Barney or an Introducing Broker will be deemed to have been received by the Transfer Agent for purposes of determining the time when the redemption becomes effective.

  Each investor's investment advisory agreement with the Consulting Group relating to participation in a Salomon Smith Barney Advisory Service provides that, absent separate payment by the participant, fees charged by the Manager pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's account. Termination of a Salomon Smith Barney Advisory Service account must be effected by a redemption order for the participant's entire Trust account.

  Automatic Cash Withdrawal Plan. The Trust offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $100 monthly or quarterly. The withdrawal plan will be carried over on exchanges between Portfolios of the Trust. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Financial Consultant.

INVOLUNTARY REDEMPTIONS

  Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay the Salomon Smith Barney Advisory Service fees, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Proceeds of an involuntary redemption will be deposited in the shareholder's brokerage account unless Salomon Smith Barney is instructed to the contrary. Investors should be aware that involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

                                NET ASSET VALUE

  Each Portfolio's net asset value per share is calculated by MMC on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday.

  Net asset value per share is determined for each of the Portfolios as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Generally, a Portfolio's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Board of Trustees.

  Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by MMC after consultation with the pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. All portfolio securities held by Government Money Investments and short-term dollar-denominated investments of the other Portfolios that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees has determined that amortized cost represents fair value. An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, MMC may consult with an independent pricing service retained by the Trust. Further information regarding the Portfolios' valuation policies is contained in the Statement of Additional Information.

                              EXCHANGE PRIVILEGE

  Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. Portfolio shares are not exchangeable with shares of other Smith Barney Mutual Funds.

  An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Portfolio for shares of another Portfolio should review the disclosure provided herein relating to the exchanged-for shares carefully prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

  Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to a Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of a Portfolio's other shareholders. In this event, the Trust may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Trust will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the other Portfolios, which position the shareholder would expect to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  For further information regarding the exchange privilege, investors should contact their Financial Consultants. The Trust reserves the right to reject any exchange request and the exchange privilege may be modified or terminated after 60 days' written notice to shareholders.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  Net investment income (i.e., income other than long- and short-term capital gains) and net realized long- and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and/or distributions in cash. Dividends attributable to substantially all the net investment income of Government Money Investments will be declared daily and paid monthly. Shareholders of that Portfolio receive dividends from the day following the purchase up to and including the date of redemption. Dividends attributable to the net investment income of Intermediate Fixed Income Investments, Long-Term Bond

Investments, Mortgage Backed Investments, Municipal Bond Investments, Balanced Investments, High Yield Investments, and International Fixed Income Investments are declared and paid monthly. Dividends attributable to the net investment income of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually.

TAXES

  As each Portfolio is treated as a separate entity for federal income tax purposes, the amounts of net investment income and net realized capital gains subject to tax will be determined separately for each Portfolio (rather than on a Trust-wide basis).

  Each Portfolio separately has qualified and intends to qualify each year as a regulated investment company for federal income tax purposes. The requirements for qualification will cause each of the Portfolios to maintain a diversified asset portfolio.

  A regulated investment company will not be subject to federal income tax on its net investment income and its capital gains that it distributes to shareholders, so long as it meets certain overall distribution requirements and other conditions under the Code. Each Portfolio intends to satisfy these overall distribution requirements and any other required conditions. In addition, each Portfolio is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains. The Trust intends to have each Portfolio pay additional dividends and make additional distributions as are necessary in order to avoid application of the excise tax, if such payments and distributions are determined to be in the best interest of the Portfolio's shareholders. Dividends declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31 provided that such dividend is actually paid by the Portfolio during January of the following year.

  Dividends derived from a Portfolio's taxable net investment income and distributions of a Portfolio's net realized short-term capital gains (including short-term gains from investments in tax exempt obligations) will be taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether the dividends or distributions are received in cash or reinvested in additional shares. Distributions of net realized long-term capital gains (including long-term gains from investments in tax exempt obligations) will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long a shareholder has held his Portfolio shares and whether the distributions are received in cash or reinvested in additional shares. Distributions of capital gains paid by all the Portfolios will not qualify for the dividend received deduction for corporations; however, dividends paid by a Portfolio, to the extent derived from dividends attributable to certain types of stock issued by U.S. corporations, will qualify for the dividend received deduction for corporations. Some states, if certain asset and diversification requirements are satisfied, permit shareholders to treat their portions of a Portfolio's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. Government Securities as income that is exempt from state and local income taxes. Dividends attributable to repurchase agreement earnings are, as a general rule, subject to state and local taxation.

  Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for federal income tax purposes if the Portfolio satisfies certain asset percentage requirements. To the extent that the Portfolio invests in bonds, the interest on which is a specific tax preference item for federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject Bonds will be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. In any event, all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum income tax.

  Net investment income or capital gains earned by the Portfolios investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable. Furthermore, if a Portfolio qualifies as a regulated investment company and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Portfolio that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Trust anticipates that International Equity Investments and Emerging Markets Equity Investments will qualify for and make this election in most, but not necessarily all, of its taxable years. If a Portfolio were to make an election, an amount equal to the foreign income taxes paid by the Portfolio would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, a Portfolio will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

  As noted above, shareholders, out of their own assets, will pay an Advisory Service fee. For most shareholders who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year shall be allowed as a deduction only to the extent that the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 1998, adjusted gross income in excess of $121,200 ($60,600 for married individuals filing separately).

  Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders will also receive, if appropriate, various written notices after the close of the Portfolios' taxable year with respect to certain foreign taxes paid by the Portfolios and certain dividends and distributions that were, or were deemed to be, received by shareholders from the Portfolios during the Portfolios' prior taxable year. Shareholders should consult with their own tax advisors with specific reference to their own tax situations.

                         CUSTODIAN AND TRANSFER AGENT

  PNC is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 and Chase is located at 4 Chase MetroTech Center, Brooklyn, New York 11245, and each serves as a Custodian for the Trust.

  First Data Investors Services Group, Inc. is located at Exchange Place, Boston, Massachusetts 02109 and serves as the Trust's transfer agent.

                               DISTRIBUTOR

  Shares in the Trust are offered by CFBDS, Inc., or distributor of the Trust. CFBDS, Inc. is located at 21 Milk Street, Boston, MA 02109-5408.

                         PERFORMANCE OF THE PORTFOLIOS

YIELD

  The Trust may, from time to time, include the yield and effective yield of Government Money Investments in advertisements or reports to shareholders or prospective investors. Current yield for Government Money Investments will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period and the maximum Salomon Smith Barney Advisory Service fee during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for Government Money Investments will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends.

  For Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, High Yield Investments and Municipal Bond Investments, from time to time, the Trust may advertise the 30-day "yield" and, with respect to Municipal Bond Investments, an "equivalent taxable yield." The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period (less the maximum Salomon Smith Barney Advisory Service fee during the period) by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

EQUIVALENT TAXABLE YIELD

  The equivalent taxable yield of Municipal Bond Investments demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Portfolio's tax-exempt yield. It is calculated by increasing the yield shown for the Portfolio, calculated as described above, to the extent necessary to reflect the payment of specified tax rates. Thus, the equivalent taxable yield always will exceed the Portfolio's yield.

TOTAL RETURN

  From time to time, the Trust may advertise a Portfolio's (other than Government Money Investments') "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of the Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by the Portfolio during the period are reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year basis). When considering average total return figures for periods longer than one year, investors should note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Portfolio also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share price, the effect of the maximum Salomon Smith Barney Advisory Service fee during the period and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

  It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return. Shareholders may make inquiries regarding a Portfolio, including current yield quotations or total return figures, of his or her Financial Consultant.

  In reports or other communications to shareholders or in advertising material, a Portfolio may quote total figures that do not reflect Salomon Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the Salomon Brothers World Government Bond Index, Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index. The performance information also may include evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

                            ADDITIONAL INFORMATION

  The Trust was organized under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended, and is a business entity commonly known as a "Massachusetts business trust." Each of the Portfolios offers shares of beneficial interest of separate series with a par value of $0.001 per share. When matters are submitted for shareholder vote, shareholders of each of the Portfolios will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Generally, shares of the Trust vote by individual Portfolio on all matters except (i) matters affecting all of the Portfolios, or (ii) when the 1940 Act requires that shares of the Portfolios be voted in the aggregate. Normally, no meetings of shareholders will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of a Portfolio may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called upon the written request of holders of 10% of the Portfolio's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of such a meeting.

  The Trust sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolios. Shareholders may seek information regarding a Portfolio, including the current performance of the Portfolio, from their Financial Consultants.

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  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Trust's official sales literature in connection with the offering of shares, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.





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                    Consulting Group Capital Markets Funds

                         Government Money Investments
                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Municipal Bond Investments
                          Mortgage Backed Investments

                          High Yield Investments
                             Balanced Investments
                 Large Capitalization Value Equity Investments
                    Large Capitalization Growth Investments
                 Small Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                       International Equity Investments
                    International Fixed Income Investments
                      Emerging Markets Equity Investments

                               -----------------

                                  PROSPECTUS

                            November 27, 1998

                               -----------------

                        Salomon Smith Barney Inc.

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

                                   APPENDIX A

                               INVESTMENT INDICES

Following are definitions of indices that are utilized in the Client's Recommendation and Review.

CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX

An unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash module, a zerofix module, a pay-in-kind module and a defaulted module.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

LEHMAN BROTHERS LONG TERM GOVERNMENT/CORPORATE BOND INDEX
Includes all bonds covered by the Lehman Brothers Government/Corporate Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/ depreciation as a percentage of original investment.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
A subset of the Lehman Brothers Government/Corporate Bond Index covering issues with maturities up to ten years.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES BOND INDEX
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

LEHMAN BROTHERS MUNICIPAL BOND INDEX
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

LIPPER CORPORATE DEBT FUNDS A RATED AVERAGE
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

LIPPER CORPORATE DEBT FUNDS A RATED INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER GENERAL MUNICIPAL FUNDS AVERAGE
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

LIPPER GENERAL MUNICIPAL FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER GENERAL WORLD FUNDS AVERAGE
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

LIPPER GROWTH FUNDS AVERAGE
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

LIPPER GROWTH FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER INTERNATIONAL FUNDS AVERAGE
An average of the reinvested performance of funds that invest its assets in securities whose primary trading markets are outside of the United States.

LIPPER INTERNATIONAL FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER SMALL COMPANY GROWTH FUNDS AVERAGE
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

LIPPER SMALL COMPANY GROWTH FUNDS INDEX
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

LIPPER U.S. MORTGAGE FUNDS AVERAGE
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

MORGAN STANLEY EAFE (CAPITALIZATION WEIGHTED)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

MORGAN STANLEY EMERGING EQUITY MARKETS FREE GROSS DIVIDEND INDEX

A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.

90-DAY TREASURY BILL INDEX
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

RUSSELL 1000 INDEX
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $457 million in market capitalization. The average market capitalization for a company in this index is $3.42 billion.

                                   APPENDIX A

RUSSELL 1000 VALUE INDEX
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 1000 Growth Index.

RUSSELL 1000 GROWTH INDEX
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 1000 Value Index.

RUSSELL 2000 INDEX
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing about 7.1% of the U.S. equity market capitalization. The average market capitalization for a company in this index is $155 million, with the largest being $457 million.

RUSSELL 2000 VALUE INDEX
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and higher dividend yields than stocks in the Russell 2000 Growth Index.

RUSSELL 2000 GROWTH INDEX
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and lower dividend yields than stocks in the Russell 2000 Value Index.

STANDARD & POOR'S 500 INDEX
Tracks the total return of 500 of the largest stocks (400 industrial, 40 utility, 20 transportation and 40 financial companies) in the United States, which represent about 78% of the New York Stock Exchange's total market capitalization. The return of each stock is weighted on the basis of the stock's capitalization.

SALOMON BROTHERS NON-U.S. GOVERNMENT BOND INDEX
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

WILSHIRE LARGE COMPANY GROWTH EQUITY INDEX
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies meeting one or more of the following criteria: less than 5 years of operating history, high dividend payout companies, low price-to-book companies or low return on equity.

WILSHIRE LARGE COMPANY VALUE EQUITY INDEX
Focuses on the top 750 companies of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $675 million. The index excludes companies that do not rank favorably on a relative basis due to their high P/E and price-to-book ratios, or low yield.

WILSHIRE SMALL COMPANY GROWTH EQUITY INDEX
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies meeting one or more of the following criteria: less than two years operating history, high yield, little or no earnings growth or low beta.

WILSHIRE SMALL COMPANY VALUE EQUITY INDEX
Focuses on companies that rank between 751-1,750 of the Wilshire 5000 in terms of market capitalization. The smallest company's capitalization is $58 million. The index excludes companies that do not rank favorably on a relative basis due to their high price-to-earnings and price-to-book ratios, or low yield.

                                   APPENDIX B

The following are copies of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans.
                               PROPOSED EXEMPTION
--------------------------------------------------------------------------------
PENSION AND WELFARE BENEFITS ADMINISTRATION

[APPLICATION NO. D-8723]

PROPOSED EXEMPTIONS; SHEARSON LEHMAN BROTHERS, INC.

AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemptions.
--------------------------------------------------------------------------------
SUMMARY: This document contains notices of pendency before the Department of Labor (the Department) of proposed exemptions from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

WRITTEN COMMENTS AND HEARING REQUESTS: All interested persons are invited to submit written comments or request for a hearing on the pending exemptions, unless otherwise stated in the Notice of Proposed Exemption, within 45 days from the date of publication of this FEDERAL REGISTER Notice. Comments and request for a hearing should state: (1) The name, address, and telephone number of the person making the comment or request, and (2) the nature of the person's interest in the exemption and the manner in which the person would be adversely affected by the exemption. A request for a hearing must also state the issues to be addressed and include a general description of the evidence to be presented at the hearing. A request for a hearing must also state the issues to be addressed and include a general description of the evidence to be presented at the hearing.

ADDRESSES: All written comments and request for a hearing (at least three copies) should be sent to the Pension and Welfare Benefits Administration, Office of Exemption Determinations, room N-5649, U.S. Department of Labor, 200 Constitution Avenue NW., Washington, DC 20210. Attention: Application No. stated in each Notice of Proposed Exemption. The applications for exemption and the comments received will be available for public inspection in the Public Documents Room of Pension and Welfare Benefits Administration, U.S. Department of Labor, room N-5507, 200 Constitution Avenue N.W., Washington, DC 20210.

NOTICE TO INTERESTED PERSONS: Notice of the proposed exemptions will be provided to all interested persons in the manner agreed upon by the applicant and the Department within 15 days of the date of publication in the FEDERAL REGISTER. Such notice shall include a copy of the notice of proposed exemption as published in the FEDERAL REGISTER and shall inform interested persons of their right to comment and to request a hearing (where appropriate).

SUPPLEMENTARY INFORMATION: The proposed exemptions were requested in applications filed pursuant to section 408(a) of the Act and/or section 4975(c)(2) of the Code, and in accordance with procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, 32847, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Therefore, these notices of proposed exemption are issued solely by the Department.
 The applications contain representations with regard to the proposed exemptions which are summarized below. Interested persons are referred to the applications on file with the Department for a complete statement of the facts and representations.

SHEARSON LEHMAN BROTHERS, INC. (SHEARSON LEHMAN), LOCATED IN NEW YORK, NY

[Application No. D-8723]

PROPOSED EXEMPTION

Section I. Covered Transactions
 The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, 32847, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-
Type) in the TRAK Program for the investment of Plan assets.
 This proposed exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions

 (1) The participation of Plans in the TRAK Program will be approved by a Plan fiduciary which is independent of Shearson Lehman.
 (2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (7) The Consulting Group will generally give investment advice to an Independent Plan Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (8) Any sub-adviser (the Sub-Adviser) that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.
 (9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.
 (11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.
 (12) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (a) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.
 (2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (4) A copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers upon written request to Shearson Lehman.
 (5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.
 (c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and
(3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (13) Each Plan will receive the following written or oral disclosures with respect to its ongoing participation in the TRAK Program.
 (a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.
 (b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.
 (d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (e) On a quarterly and annual basis, written disclosures to all Plans of the
(1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.
 (14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (15) of this section to determine whether the conditions of this exemption have been met, except that
(a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(1) of the Act, or the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.
 (15) (a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2)and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:
 (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service):
 (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary:
 (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application are true and complete, and that the application accurately describes all material facts which are the subject of this exemption.

SUMMARY OF FACTS AND REPRESENTATIONS

 1. Shearson Lehman, whose principal executive offices are located in New York, New York, is a wholly owned subsidiary of Shearson Lehman Brothers Holdings, Inc. (Shearson Holdings). Shearson Holdings is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Shearson Holdings conducts its principal businesses through two divisions--Shearson Lehman Brothers (referred to herein as Shearson Lehman) and Lehman Brothers. Shearson Lehman is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Holdings is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges.
 Shearson Holdings was incorporated in Delaware on December 29, 1983. The American Express Company owns 100 percent of Shearson Holdings' issued and outstanding common stock, which represents 92 percent of its issued and outstanding voting stock. The 8 percent remaining shares of Shearson Holdings' issued and outstanding voting stock is preferred stock which is owned by Nippon Life Insurance Company. Although Shearson Holdings is not an operating company and, as such, it maintains no assets under management, as of December 31, 1991, Shearson Lehman and its subsidiaries rendered investment advisory services with respect to $91 billion in assets.
 2. On April 12, 1991, Shearson Lehman formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust and it has an indefinite duration. As of January 17, 1992, the Trust had net assets of $132,608,001.
 The Trust consists of twelve different portfolios which range from Government Money Investments to International Fixed Income Investments and which pay monthly or annual dividends to investors. The Portfolios currently have a per share value ranging from $0 per share for Balanced Investments to $9.45 per share for Small Capitalization Growth Equity Investments. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities of equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under four major Portfolio-Types./1/
 3. Shares in the Trust are offered by Shearson Lehman, as distributors, at no load, to participants in the TRAK Program./2/ Although investors in the Trust currently consist of institutions and individuals, it is proposed that prospective investors will include plans for which Shearson Lehman may or may not currently maintain investment accounts. A majority of these Plans will be IRAs or Keogh Plans. In addition, it is proposed that Plans for which Shearson Lehman or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust./3/
 The applicant represents that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where Shearson Lehman or an affiliate has a party in interest relationship with the Plan. Shearson Lehman also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between Shearson Lehman and the Plan may have been established at that point. Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor or have discretionary investment authority over the Plan's assets which would be invested in Trust shares./4/ Such shares will be held in a brokerage account maintained by the Plan with Shearson Lehman. No commissions or fees will be paid with respect to such transactions.
 According to the applicant, the minimum initial investment in the Trust is set at $20,000, and may be reduced periodically to $10,000. Effectively, therefore, a Plan with less than $20,000 in assets ($10,000 when the minimum has been reduced) would not be able to participate in the TRAK Program. The minimum investment in a Portfolio is $100.
 4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (The Trustees) which is comprised of twelve members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The nine remaining Trustees are not affiliated with Shearson Lehman.
 5. Boston Advisors, located in Boston, Massachusetts, is a wholly owned subsidiary of The Boston Company, a financial services holding company which is, in turn, wholly owned by Shearson Lehman. Boston Advisors provides investment management, investment advisory and/or administrative services to investment companies with total assets in excess of $83 billion as of July 31, 1991. Boston Advisors serves as the Trust's administrator. In
-------
 /1/ Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates, Shearson Lehman represents that, as a limitation, the percentage of that Portfolio's net assets invested in these securities will never exceed one percent.
 /2/ According to the Statement of Additional Information which accompanies the Prospectus for the TRAK Program, shares in the Trust are not certificated for reasons of economy and convenience. Boston Safe Deposit and Trust Company, the Trust's custodian, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). Shearson Lehman represents that in the context of an open-end investment company, that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible. Therefore, such right is precluded in the charter documents of the Trust's Master Trust Agreement as well as those of other open-end investment companies.
 As for voting rights, Shearson Lehman states that they are accorded to recordholders of Trust shares. Shearson Lehman notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans. Shearson Lehman notes that most Plans will pass-through the vote to participants on a pro-rata basis.
 /3/ The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the TRAK Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the TRAK Program with the Consulting Group as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Shearson Lehman and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering in the TRAK Program, to understand fully all aspects of such arrangement following disclosure by Shearson Lehman of all relevant information.
 /4/ The applicant represents that employee benefit plans for are maintained by Shearson Lehman may purchase or redeem shares in the Trust under the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicant further represents that, although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest a Plan's assets in the Trust shares, a purchase or redemption of Trust shares under such circumstances will comply with the terms and conditions of class PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

particular, Boston Advisors calculates the net asset value/5/ of the Portfolios' shares and manages all aspects of the Portfolios' administration and operation. In addition, Boston Advisors is responsible for managing each Portfolio's temporary investments in money market instruments, as well as making arrangements for, and managing collateral received with respect to, the lending of securities by each Portfolio.
 6. Organized within Shearson Lehman, is the Consulting Group, which is located in Wilmington, Delaware. The Consulting Group serves as the investment manager of the Trust and the underlying Portfolios. Although the Consulting Group has not previously served as investment manager for a registered investment company, it and its related division, the Consulting Services Division of Shearson Lehman (Consulting Services), have over eighteen years of experience in evaluating investment advisers for individual and institutional investors. Together the Consulting Group and Consulting Services provide various financial consulting services to over 30,000 accounts, representing more than $30 billion in client assets. Account sizes range from institutional accounts in excess of $1 billion to individual accounts with $100,000 minimum investments. As of July 31, 1991, the Consulting Group rendered advisory services with respect to assets with a value in excess of $42.7 billion.
 7. Under its investment management agreement, the Consulting Group is required to make recommendations to the Trustees regarding (a) the investment policies of each Portfolio and (b) the selection and retention of certain Sub-Advisers which exercise investment discretion over each Portfolio./6/ In addition, through the TRAK Program, the Consulting Group provides investors with non-binding, generalized asset allocation recommendations with respect to such investors' investments in the Portfolios. For example, the Consulting Group evaluates an investor's risk tolerances and financial goals, provides investment advice as to the appropriate mix of investment types designed to balance the investor's risk tolerances as part of a long-term investment strategy and provides the investor with advice about implementing its investment decisions through the Trust. However, the applicant states that the Consulting Group does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios.
 In the case of an IRA, a Keogh Plan or a Title I Plan, the applicant represents that all of the Consulting Group's recommendations and evaluations will be presented to a Plan fiduciary which is independent of Shearson Lehman and will be implemented only if accepted and acted upon by such Independent
Plan Fiduciary. In the case of a Section 404(c) Plan, Shearson Lehman represents that participants in such Plan will be presented with the Consulting Group's recommendations and evaluations only to the extent agreed to by Shearson Lehman and the Plan sponsor. Shearson Lehman expects that some sponsors of Section 404(c) Plans will elect to have the Consulting Group's recommendations and evaluations passed-through to participants, while others will elect to have the Independent Plan Fiduciary responsible for selecting the Portfolios made available to Plan participants receive such advice./7/
 8. As stated above, the Consulting Group is responsible for selecting the Sub-Advisers which provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their "able" performance in their respective areas of expertise in asset management. The applicant represents that there are presently eleven Sub-Advisers, all of which are independent of, and will remain independent of, Shearson Lehman and/or its affiliates./8/ The Sub-Advisers are registered investment advisers under the Investment Adviser's Act of 1940. They maintain their principal executive offices in the eastern and western regions of the United States. As of June 30, 1991, the Sub-Advisers had assets under management ranging from $62 million to $51 billion.
 9. In order for a Plan to participate in the TRAK Program, Shearson Lehman or the Consulting Group will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities. In addition, upon written or oral request to Shearson Lehman, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies./9/ Further, each Plan will be given a copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program, and upon written request to Shearson Lehman, with a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 With respect to a Section 404(c) Plan, Financial Consultants affiliated with Shearson Lehman will explain the services offered under the TRAK Program to eligible Section 404(c) Plan participants as well as the operation and objectives of the Portfolios, if required by the arrangement negotiated between the Consulting Group and the Plan./10/
 If accepted as a Trust investor, an Independent Plan Fiduciary will be required by
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 /5/ Each Portfolio's net asset value per share is calculated by Boston
Advisors on each weekday, except on days on which the New York Stock Exchange (the NYSE) is closed. In general, the net asset value for securities is determined as of the close of trading on the NYSE or a foreign exchange by dividing the value of a Portfolio net assets by the total number of its shares outstanding. Typically, a Portfolio's investments are valued at market value. However, in the absence of a market value, Portfolio investments are valued at fair market value as determined by, or under the direction of, the Trustees.
 /6/ Subject to the supervision and direction of the Trustees, the Consulting Group was required to perform initial "due diligence" on prospective Sub-Advisers for each Portfolio and thereafter to monitor each Sub-Adviser's performance through qualitative and quantitative analysis as well as through periodic, in person, telephonic and written consultations. The Consulting Group is also required to communicate its performance expectations and evaluations to the Sub-Advisers and ultimately recommend whether a Sub-Adviser's contract should be renewed, modified or terminated. In this regard, the Consulting Group is further obligated to provide written reports to the Trustees of its evaluation and monitoring functions.
 /7/ If the Independent Plan Fiduciary of a Section 404(c) Plan is the recipient of the Consulting Group's investment advice, the applicant explains that the Consulting Group will work with the Independent Plan Fiduciary by identifying and drafting investment objectives, selecting investment categories or actual Portfolios to be offered to Plan participants. In addition to these services (and as described above), the applicant explains that the Consulting Group will provide an Independent Plan Fiduciary with a detailed investment performance monitoring report on a quarterly basis. Furthermore, a Financial Consultant affiliated with Shearson Lehman will meet periodically with the Independent Plan Fiduciary to discuss the investment performance monitoring report.
 However, if investment advisory services are provided directly to a participant in a Section 404(c) Plan, the applicant explains (as also described herein above) that a Financial Consultant will provide a participant with pre-enrollment meetings and ongoing communications regarding the TRAK Program. In addition, the applicant notes that the Consulting Group will recommend long term investment allocations to the participant and provide the participant with a written, quarterly performance monitoring report.
 /8/ Although there are presently twelve Portfolios comprising the Trust, there are only eleven Sub-Advisers. One Sub-Adviser, Standish, Ayer and Wood, Inc. advises both the Government Money Investments Portfolio and the Intermediate Fixed Income Investments Portfolio.
 /9/ In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust's Prospectus to Section 404(c) Plan participants. In addition, Shearson Lehman will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for this purpose, as well as provide Statements of Additional Information to any party upon request.
 /10/ The Department is expressing no opinion as to whether the information provided under the TRAK Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

Shearson Lehman to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plant), where investment decisions will be made by a trustee, investment manager or a named fiduciary. Shearson Lehman will require (except if relying on Class PTE 77-3) that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and
(c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 With respect to Section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent, in writing, to Shearson Lehman that such fiduciary is (a) independent of Shearson Lehman and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 10. The books of the Trust will be audited annually by independent public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, as well as the Department and the Service, at all times during regular business hours.
 11. As noted under the TRAK Program, the Consulting Group will provide the Independent Plan Fiduciary with asset allocation advice related to the Portfolios. In this regard, the applicant states that the Consulting Group's asset allocation advice will not focus on recommendations that a Plan's assets be allocated to a specific Portfolio. Rather, the applicant represents that the Consulting Group will recommend only that Plan assets be allocated among particular types of Portfolios (e.g., Growth, Fixed Income, etc.)
 After the selection of specific Portfolios by an Independent Plan Fiduciary, the Consulting Group will continue to render general Portfolio-Type selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios. However, in the case of a Section 404(c) Plan in which at least three to five Portfolios may be selected by the Plan sponsor, the Consulting Group's initial asset allocation advice will be limited to the suggested Portfolio-Types offered under the Plan. The Consulting Group may also work with the Independent Plan Fiduciary to identify and draft investment objectives, select investment categories or actual Portfolios to be offered to Plan participants, if such fiduciary is the recipient of the Consulting Group's asset allocation advice, or recommend appropriate long-term investment allocations to an individual participant, if the participant receives such advice.
 12. The Consulting Group will also identify a Plan's risk tolerances and investment objectives, the performance of each Portfolio in which assets are invested, and recommend, in writing, an appropriate allocation of assets among the Portfolio-Types that conform to these tolerances and objectives. The Consulting Group will not have the authority to implement its advice or recommendations and will not participate in the deliberations regarding the decision by an investor of whether or not to act upon such advice. As noted earlier, the applicant represents that the decision of a Plan to invest in the TRAK Program will be made by an unrelated Plan fiduciary acting on the basis of his or her own investigation into the advisability of participating in the TRAK Program.
 13. The Consulting Group will provide, at least quarterly, monitoring reports to a Title I, IRA or Keogh Plan containing an analysis and evaluation of the Plan's account to ascertain whether the investor's objectives are being met and recommending, when appropriate, changes in the allocation among the Portfolios.
 If required by the arrangement negotiated with the Independent Plan Fiduciary, the Consulting Group will provide an Independent Plan Fiduciary of a Section 404(c) Plan with a written, detailed investment performance monitoring report, that will contain Plan level asset allocations showing the performance of the Plan's investment vehicles and the performance of relevant indices for evaluating the performance of each Portfolio, a Plan cash flow analysis and annualized risk adjusted rates of return for Plan investment vehicles. Such report will be provided on a quarterly basis.
 In addition, to the extent required by the arrangement negotiated with the Consulting Group, a Section 404(c) Plan participant will receive a written, quarterly performance monitoring report with his or her quarterly benefit statement which includes the investment performance of the Portfolios, the investment performance for the participant's account, and specifies market commentary and toll-free numbers for such participant to call Shearson Lehman in order to obtain more information about the TRAK Program or to amend the participant's investment allocations. Further, if required by such arrangement, a Financial Consultant will meet periodically with an Independent Plan Fiduciary of a Section 404(c) Plan to review and discuss the investment performance monitoring report. The Financial Consultant may also meet periodically with an eligible participant to review the performance of the participant's account. The applicant notes that this intermittent contact will not prevent the participant from contacting the Financial Consultant at any time to inquire about his or her participation in the TRAK Program.
 Finally, on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.
 14. Shares of a Portfolio will be redeemed by Shearson Lehman, at no charge, and generally on a daily basis (weekends and holidays excepted) when the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of trading on the NYSE will be affected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with Shearson Lehman or to an "introducing" broker/11/ within 7 days after receipt of the redemption request. In the case of an IRA or Keogh Plan investor, Shearson Lehman will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in
-------
 /11/ According to the applicant, Shearson Lehman provides clearance, settlement and other back office services to other broker-dealers. The applicant notes that Shearson Lehman may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Shearson Lehman such as The Robinson Humphrey Company, Inc. a wholly-owned broker-dealer subsidiary of Shearson Lehman.

a money market fund that is not affiliated with Shearson Lehman. In the case of Plans that are covered by title I of the Act, the redemption proceeds will be invested by Shearson Lehman in accordance with the investment directions of the Independent Plan Fiduciary responsible for the management of the Plan's assets. With respect to a Section 404(c) Plan, the treatment of such investment assets will depend upon the arrangement for participant investment instructions selected by the Plan sponsor./12/ In the event that the Independent Plan Fiduciary does not give other investment directions, such assets will be swept weekly into a money market fund that is not affiliated with Shearson Lehman for the benefit of the Plan.
 Due to the high costs of maintaining small accounts, the Trust may also redeem an account having a current value of $7,500 or less, after the investor has been given at least 30 days in which to increase the account balance to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless Shearson Lehman is otherwise instructed.
 15. Shares of a Portfolio may be exchanged by an investor with another investor in the TRAK Program without payment of any exchange fee for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other funds within the Shearson Lehman Group of funds or portfolio families.
 16. With respect to brokerage transactions that are entered into under the
TRAK Program for a Portfolio, such transactions may be executed through Shearson-Lehman and other affiliated broker-dealers, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Shearson Lehman may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Shearson Lehman is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.
 17. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by the Consulting Group, the Sub-Advisers or Boston Advisors. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.
 18. The total fees that are paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, the Consulting Group charges an investor a quarterly investment advisory fee. This "outside fee" is negotiated between the Consulting Group and the investor and it varies up to an annual maximum of
1.50 percent of the net asset value of the investor's Trust shares computed each quarter based on the value determined on the last calendar day of the previous calendar quarter. The outside fee is charged directly to an investor and it is not affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores the Consulting Group's advice./13/
For Plan investors, the outside fee for a calendar quarter will be reduced by an amount equal to, for all Portfolios in which Plan assets are invested (a)
the value of Plan assets invested in a Portfolio on the last calendar day of the previous calendar quarter (or the value of an initial investment in the Portfolio, as of the day such initial investment is made during the calendar quarter) multiplied by (b) a reduction factor (the Reduction Factor) which is described in below, multiplied by (c) a fraction, the numerator of which is the number of days in the period for which the outside fee is being assessed and the denominator of which is the actual number of days in the calendar year of which that period is a part. For subsequent investments or redemptions aggregating to more than $5,000, the pro-rated fee for credit for the balance of the quarter will be calculated on the basis of the net percentage of the outside fee paid for the quarter during which the subsequent investment or redemption is made.
 In addition, for investment management and related services provided to the Trust, the Consulting Group is paid, from each Portfolio, a management fee which computed daily and paid monthly at an annual rate ranging from .15 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, the Consulting Group compensates the Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by the Consulting Group to the Sub-Adviser, varies from 20 to 30 basis points depending on the Portfolio (except for the Government Money Investments Portfolio which, for competitive purposes, pays a management fee equal to the Sub-Adviser's fee). Each Portfolio also pays Boston Advisors a management fee that is computed daily and paid monthly for the services it performs as administrator to the Trust at an annual fixed rate of .20 percent of the value of the Portfolio's average daily net assets. Such fee is also included in the total management fee.
 The management fees that are paid at the Portfolio level to Boston Advisors, the Consulting Group and the Sub-Advisers are set forth in the table below. For purposes of the table, Boston Advisors is referred to as "BA", the Consulting Group as "CG" and the Sub-Advisers as "SA." As noted in the table, the sum of the management fees paid by a Portfolio to Boston Advisors plus the fees retained by the Consulting Group and the Sub-Advisers equals the total management fee paid by that Portfolio.
-------
 /12/ Shearson Lehman explains that, under one alternative, Plan participants who give instructions to redeem shares of a Portfolio must give corresponding instructions to reinvest proceeds in another investment vehicle made available under the Plan, thus ensuring that a participant's investment assets are continually invested. Under a second alternative which is described above, Shearson Lehman represents that participants will not be required to give corresponding instructions and all investment assets for which no investment instructions have been given will be swept into a money market fund that is not affiliated with Shearson Lehman. In this regard, the Department is expressing no opinion regarding whether any of the arrangements described above comply with the requirements of section 404(c) of the Act.
 /13/ The applicant represents that the outside fee is not imposed on accounts of employees of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicant states that this fee is waived to encourage employees to invest in Shearson Lehman. With respect to IRAs or Plans maintained by Shearson Lehman and its affiliates, the applicant asserts that such waiver would be required by PTE 77-3.

--------------------------------------------------------------------------------
                             TOTAL             TOTAL FEE SA RETAINED CG RETAINED
                            MANAGE-   BA FEE     SA/CG       FEE         FEE
          PORTFOLIO         MENT FEE (PERCENT) (PERCENT)  (PERCENT)   (PERCENT)
--------------------------------------------------------------------------------
Government Money Invest-
ments.....................    0.35     0.20      0.15       0.15        0.00
Intermediate Fixed Income
Investments...............     .60      .20       .40        .20         .20
Total Return Fixed Income
Investments...............     .60      .20       .40        .20         .20
Municipal Bond Invest-
ments.....................     .60      .20       .40        .20         .20
Mortgage Backed Invest-
ments.....................     .70      .20       .50        .25         .25
Balanced Investments......     .80      .20       .60        .30         .30
Large Capitalization Value
Equity Investments........     .80      .20       .60        .30         .30
Large Capitalization
Growth Investments........     .80      .20       .60        .30         .30
Small Capitalization Value
Equity Investments........     .80      .20       .60        .30         .30
Small Capitalization
Growth Investments........     .80      .20       .60        .30         .30
International Equity In-
vestments.................     .90      .20       .70        .40         .30
International Fixed Income
Investments...............     .70      .20       .50        .25         .25
--------------------------------------------------------------------------------

 Shearson Lehman proposes to offset, quarterly, against the outside fee such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment of assets attributable to any Plan./14/ In this way, the aggregate of the inside fees and the outside fees retained by the Consulting Group will remain constant regardless of the distribution of a Plan's assets among the Portfolio.
 Shearson Lehman has developed the following example to demonstrate how the fee offset mechanism would work:
 Assume that as of March 31, 1992, the average daily value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) Government Money Investments in which the Plan made a $50 investment and from which the Consulting Group would not retain an inside fee; (2) Total Return Fixed Income investments in which the Plan made a $200 investment and the Consulting Group would retain an inside fee of .20 percent; (3) Small Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent; (4) Large Capitalization Growth Investments in which the Plan made a $250 investment and the Consulting Group would retain an inside fee of .30 percent; and (5) International Equity Investments in which the Plan made a $250 investment and the Consulting Group would be entitled to receive an inside fee of .30 percent.
 Assume that the Plan investor pays the maximum annual outside fee of 1.50 percent so that the total outside fee for the calendar quarter April 1 through June 30, prior to the fee offset would be ($1,000) 1.50% (.25)=$3.75.
 Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that the Consulting Group retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

--------------------------------------------------------------------------------

                                                             CG           REDUC-
                                                          RETAINED  FEE    TION
                                                            FEE    OFFSET FACTOR
                                                           (PER-   (PER-  (PER-
                        PORTFOLIO                          CENT)   CENT)  CENT)
--------------------------------------------------------------------------------
Government Money Investments.............................   0.00    0.20   0.00
Intermediate Fixed Income Investments....................    .20     .20    .00
Total Return Fixed Income
 Investments.............................................    .20     .20    .00
Municipal Bond Investments...............................    .20     .20    .00
Mortgage Backed Investments..............................    .25     .20    .05
Balanced
 Investments.............................................    .30     .20    .10
Large Capitalization Value Equity Investments............    .30     .20    .10
Large Capitalization Growth Investments..................    .30     .20    .10
Small Capitalization Value Equity Investments............    .30     .20    .10
Small Capitalization Growth Investments..................    .30     .20    .10
International Equity Investments.........................    .30     .20    .10
International Fixed Income
 Investments.............................................    .25     .20    .05
--------------------------------------------------------------------------------

 Under the proposed fee offset, a Reduction Factor of .10% is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in Portfolios (3), (4) and (5) only. As noted above Portfolios
(1) and (2) do not involve a Reduction Factor because the fee retained by the Consulting Group for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:
(.25) [($250) .10%+($250) .10%+($250) .10%]=$0.1875.
 In the foregoing example, the Plan investor, like all other investors in the TRAK Program, would receive a statement for its TRAK account on or about April 15, 1992. This statement would show the outside fee to be charged for the calendar quarter April 1, through June 30 (i.e., $3.75- $0.1875=$3.5625). The Plan investor would be asked to pay the outside fee for that quarter by May 3, 1992 (i.e., the third day of the second month of the calendar quarter). If the outside fee were not paid by that date, Shearson Lehman would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the TRAK Investment Advisory Agreement, and as described in the Statement of Additional Information appended to the Prospectus)./15/
 Because the Consulting Group will retain no inside fee with respect to assets invested in the
-------
 /14/ Shearson Lehman asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by Shearson Lehman among the Portfolios (excluding the Government Money Investments Portfolio for which Shearson Lehman charges no management fee).
 /15/ The applicant explains that the foregoing example illustrates the fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicant also explains that Shearson Lehman does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the third day of the second month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, the applicant further explains that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

Government Money Investment Portfolio, Shearson Lehman notes that a potential conflict may exist by reason of the variance in net inside fees among the Government Money Investments Portfolio and the other Portfolios. Shearson Lehman also recognizes that this factor could result in the Consulting Group's recommendation of a higher-fee generating Portfolio-Type to an investing Plan. To address this potential conflict, Shearson Lehman will disclose to all participants in the TRAK Program that the Consulting Group will retain no inside fee for assets invested in the Government Money Investments Portfolio.
 19. In summary, it is represented that the proposed transactions will meet the statutory criteria for an exemption under section 408(a) of the Act because:
(a) The investment of a Plan's assets in the TRAK Program will be made and approved by a Plan fiduciary which is independent of Shearson Lehman and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the TRAK Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in TRAK, each Independent Plan Fiduciary will receive offering materials and disclosures from either Shearson Lehman or the Consulting Group which disclose all material facts concerning the purpose, structure, operation and investment in the TRAK Program; (e) the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations, including the reasons and objective criteria forming the basis for such recommendations or evaluations; (f) any sub-Adviser that is appointed by the Consulting Group to exercise investment discretion over a Portfolio will always be independent of Shearson Lehman and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) the Consulting Group or Shearson Lehman will make periodic written disclosures to participating Plans with respect to the financial condition of the TRAK Program, the total fees that it and its affiliates will receive from such Plan investors and the value of the Plan's interest in the TRAK Program; and (i) on a quarterly and annual basis, the Consulting Group will provide written disclosures to all Plans with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.

FOR FURTHER INFORMATION CONTACT:
Ms. Jan D. Broady of the Department, telephone (202) 523-8881. (This is not a toll-free number.)

GENERAL INFORMATION
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and/or section 4975(c)(20) of the Code does not relieve a fiduciary or other party in interest of disqualified person from certain other provisions of the Act and/or the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which among other things require a fiduciary to discharge his duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(b) of the act, nor does it affect the requirement of section 401(a) of the Code that the plan must operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption may be granted under section 408(a) of the Act and/or section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interests of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;
 (3) The proposed exemptions, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and/or the Code, including statutory or administrative exemptions and transitional rules. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and
 (4) The proposed exemptions, if granted, will be subject to the express condition that the material facts and representations contained in each application are true and complete, and that each application accurately describes all material terms of the transaction which is the subject to the exemption.
 Signed at Washington, DC, this 31st day of March 1992.
Ivan Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.
(FR Doc. 92-7712 Filed 4-2-92; 8:45 am)
BILLING CODE 4510-29-M

                                FINAL EXEMPTION

SHEARSON LEHMAN BROTHERS, INC. (SHEARSON LEHMAN), LOCATED IN NEW YORK, NY

[Prohibited Transaction Exemption 92-77; Exemption Application No. D-8723]

EXEMPTION

Section I. Converted Transactions
 The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)
(A) through (D) shall not apply to the proposed purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Shearson Lehman-established Trust for TRAK Investments (the Trust) in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, the restrictions of section 406 (b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) shall not apply to the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio grouping (the Portfolio-Type) in the TRAK Program for the investment of Plan assets.
 This exemption is subject to the following conditions that are set forth below in section II.

Section II. General Conditions
 (1) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Shearson Lehman and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (2) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (3) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (4) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (5) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (6) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (7) The Consulting Group will generally give investment advice to an Independent Plan Fiduciary with respect to Portfolio-Types. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.
 (9) Immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 (10) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio which contains investments attributable to the Plan investor.
 (11) The Consulting Group will not retain an investment advisory or management fee from the Government Money Investments Portfolio.
 (12) With respect to its participation in the TRAK Program prior to purchasing Trust shares
 (a) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (1) A copy of the prospectus (The Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Shearson Lehman and its subsidiaries and the compensation paid to such entities.
 (2) Upon written or oral request to Shearson Lehman, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (3) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (4) Upon written request of Shearson Lehman, copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (5) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Shearson Lehman Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (b) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, will be required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of such documents.
 (c) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates and (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (d) With respect to a Plan that is covered under Title 1 of the Act, where investment decisions are made by a trustee, investment manager or named fiduciary, and Independent Plan Fiduciary will be required to acknowledge, in writing, receipt of such documents and represent to Shearson Lehman that such fiduciary is (1) independent of Shearson Lehman and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and
(3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (13) Each Plan will receive the following: written or oral disclosures with respect to its ongoing participation in the TRAK Program;
 (a) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.
 (b) A written quarterly monitoring report containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (c) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations. Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the performance monitoring report as well as with eligible participants to review their accounts' performance.
 (d) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (e) On a quarterly and annual basis, written disclosures to all Plans of the
(1) percentage of each Portfolio's brokerage commissions that are paid to Shearson Lehman and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Shearson Lehman and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Shearson Lehman and its affiliates, both expressed as cents per share.
 (14) Shearson Lehman shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (10) of this section to determine whether the conditions of this exemption have been met, except that
(a) a prohibited transaction will not
be considered to have occurred if, due to circumstances beyond the control of Shearson Lehman and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than Shearson Lehman shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (15) below.
 (15) (a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section shall be unconditionally available at their customary location during normal business hours by:
 (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);
 (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
 (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (15) shall be authorized to examine the trade secrets of Shearson Lehman or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (1) An "affiliate" of Shearson Lehman includes--
 (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (b) Any officer, director or partner in such person, and
 (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either
 (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (b) A participant in a Keogh Plan,
 (c) An individual covered under a self-directed IRA which invests in Trust shares, or
 (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act.
 For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on April 3, 1992 at 57 FR 11514.
EFFECTIVE DATE: This exemption is effective as of April 3, 1992.

WRITTEN COMMENTS
 The Department received one comment letter with respect to the Notice and no requests for a public hearing. The letter, which was submitted by Shearson Lehman, addresses certain clarifications to the Notice, including clarifications to the General Conditions and the Summary of Facts and Representations. Discussed below are the changes suggested by Shearson Lehman and the Department's responses thereto. In addition, the Department has made several clarifying changes to the final exemption which are also discussed below.
 With respect to the General Conditions that are set forth in Section II of the Notice. Shearson Lehman wishes to make several clarifications. In this regard, Shearson Lehman notes that, in general, in the case of IRAs that are maintained by employees of Shearson Lehman or its affiliates, such employees should be considered "Independent Plan Fiduciaries." In addition, Shearson Lehman requests that Condition (1) should read as follows in order that it will conform to the other General Conditions:
 The participation of plans in the TRAK Program will be approved by an Independent Plan Fiduciary.
 To clarify that Sub-Advisers act for the Trust after having been approved by the Trust in accordance with the terms of section 15(a) and (c) of the Investment Company Act of 1940, as amended (the 1940 Act), or any exemption granted by the Securities and Exchange Commission, Shearson Lehman recommends that Condition (8) of the General Conditions be modified to read as follows:
 Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Shearson Lehman and its affiliates.
 In the case of a Plan covering one or more employees of the Plan sponsor (such as a Section 404(c) Plan), Shearson Lehman notes that Condition (10) requires only that the investment advisory fee paid by the Plan be offset in the manner described in the condition (i.e., the offset will be determined based on the aggregate investment of the Plan accounts). Shearson Lehman represents that it does not have control over how the Plan, for internal expenses, allocates the offset among individual accounts. As long as the fee is offset at the Plan level, Shearson Lehman represents that it cannot be construed to have any economic incentive to provide investment allocation advice favoring one Portfolio over another.
 Shearson Lehman observes that several of the General Conditions refer to "Shearson Lehman and its affiliates" but the Notice does not define the term "affiliate." After giving due consideration to this comment, the Department has determined to add a new Section III to the exemption titled "Definitions" in which the terms "affiliate," and "Independent Plan Fiduciary" are defined as follows:
 An "affiliate" of Shearson Lehman includes (a) any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Shearson Lehman (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management of policies of a person other than an individual.) (b) any officer, director or partner in such person, and (c) any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Shearson Lehman and its affiliates and is either (a) a Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan, (b) a participant in a Keogh Plan, (c) an individual covered under a self-directed IRA which invests in Trust shares, or (d) a trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.
 With respect to modifications to the Summary of Facts and Representations, Shearson Lehman represents that the first paragraph of Item 1 of the Notice which was based on the application for exemption confuses the descriptions of Shearson Holdings, Shearson Lehman and Shearson Lehman Brothers. Accordingly, Shearson Lehman requests that the third, fourth and fifth sentences of that paragraph be amended to read as follows:

 Shearson Holdings conducts its principal businesses through two divisions of Shearson Lehman--Shearson Lehman Brothers and Lehman Brothers. Shearson Lehman Brothers is responsible for individual investor services and asset management while Lehman Brothers is responsible for securities underwriting, financial advisory, investment and merchant banking services and securities and commodities trading as principal and agent. Shearson Lehman is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc.
 Shearson Lehman also wishes to update the second sentence of the second paragraph under Item 2 of the Notice by noting that the Balanced Investments Portfolio is expected to be offered in July 1992 at an initial per share value of $8.00.
 In order that Footnote 1 of the Notice more closely tracks the language of Condition (9). Shearson Lehman suggests the following modification:
 Because a Portfolio is not precluded from investing in securities that are issued by Shearson Lehman or its affiliates. Shearson Lehman represents that, as a limitation, immediately following the acquisition by a Portfolio of any securities that are issued by Shearson Lehman and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.
 Since Shearson Lehman cannot assure that Section 404(c) Plans participating in the TRAK Program will pass through voting rights to participants on a pro rata basis, it recommends that the second paragraph of Footnote 2 of the Notice be amended to read as follows:
 In the case of individual account plans such as Section 404(c) Plans, Shearson Lehman believes that most Plans will pass-through the vote to participants on a pro rata basis.
 Shearson Lehman also represents that it may serve as prototype sponsor for Plans participating in the TRAK Program. Therefore, the third sentence of the second paragraph under Item 3 of the Notice should be amended by adding the following language:
 Accordingly, Shearson Lehman has requested prospective exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by participating Plans which it does not sponsor (other than only as prototype sponsor) of have discretionary investment authority over the Plan's assets which would be invested in Trust shares.
 To clarify that Plans for which Shearson Lehman has a pre-existing relationship will be able to participate in TRAK, Shearson Lehman asks that the second sentence of Footnote 4 be amended to read as follows:
 The applicant further represents that although the exemptive relief proposed above would not permit Shearson Lehman or an affiliate, while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets, to invest in Trust shares those assets over which it exercises discretionary authority, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of Class Prohibited Transaction Exemption (PTE) 77-4 [42 FR 16732. April 8, 1977).
 Shearson Lehman represents that the Trust's Board of Directors consists of seven members, four of whom are not affiliated with Shearson Lehman and three of whom are affiliated with Shearson Lehman, all in accordance with the provisions of section 10(b) of the 1940 Act. Accordingly, Shearson Lehman recommends that Item 4 of the Notice be amended to read as follows:
 Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which currently is comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies who provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with Shearson Lehman and/or its affiliates. The four remaining Trustees are not affiliated with Shearson Lehman.
 Because the applicant now represents that not all services described in Footnote 7 of the Notice will be provided to every Section 404(c) Plan. Shearson Lehman believes that an updated, clarifying paragraph should be added to the footnote which would read as follows:
 The applicant notes that not all of the services described in the preceding two paragraphs will be provided to every Section 404(c) Plan. The services provided to each Plan will depend on the arrangement negotiated between Shearson Lehman and the Independent Plan Fiduciary.
 Shearson Lehman represents that it cannot assure that the Plan administrator, trustee or named fiduciary of a Section 404(c) Plan will make available a copy of the Trust Prospectus to each participant. Therefore, it requests that Footnote 8 of the Notice be amended to read as follows:
 In the case of a Section 404(c) Plan, the applicant represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will receive a copy of the Trust Prospectus. If requested by such Plan administrator, trustee or named fiduciary, Shearson Lehman will make available to such Independent Plan Fiduciary sufficient quantities of Prospectuses for a distribution to Plan participants, as well as provide Statements of Additional Information to any party upon request.
 Item 15 of the Notice inadvertently states that investors in the TRAK Program may exchange Portfolio shares with one another. Shearson Lehman wishes to clarify that the first sentence of Item 15 should be amended to read as follows:
 Shares of a Portfolio may be exchanged by an investor, without any exchange fee, for shares of another Portfolio at their respective net asset values.
 Shearson Lehman states that PTE 77-3 applies only to employee benefit plans and is, therefore, inapplicable to IRAs maintained by employees of Shearson Lehman or its affiliates. In addition, Shearson Lehman states that it does not currently charge an outside fee for such IRA accounts but it may do so in the future. Accordingly, Shearson Lehman recommends that the first and last sentences of Footnote 13 of the Notice be amended to read as follows:
 The applicant represents that the outside fee is not currently imposed on accounts of American Express and its subsidiaries, including Shearson Lehman, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons * * * With respect to employee pension benefit plans maintained by Shearson Lehman or its affiliates for their employees, the applicant asserts that such waiver would be required by PTE 77-3.
 With respect to the TRAK fee structure described in the Notice in Item 18 and the accompanying example, Shearson Lehman wishes to make two clarifications. First, because the TRAK fee and corresponding fee offset for a calendar quarter are based on the "net asset value" of Trust Portfolio shares at the end of the immediately preceding calendar quarter rather than the "average daily value" of Trust Portfolio shares, Shearson Lehman requests that the first sentence of the example be amended to read as follows:
 Assume that as of March 31, 1992, the net asset value of Trust Portfolio shares held by a Plan Investor was $2,000.
 Second, Shearson Lehman has updated its submission by representing that the last parenthetical of the last paragraph of the example should not refer to the "Statement of Additional Information" but should instead refer to the "TRAK Program Description."

Therefore, Shearson Lehman recommends that the parenthetical read as follows:

 (pursuant to the authorization contained in the TRAK Investment Advisory Agreement, and as described in the TRAK Program Description appended to the Prospectus)
 Finally, Shearson Lehman suggests that Clause (e) under Item 19 should be modified to track the language of Condition (5) as follows:

 the Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based on objective criteria.
 The Department has reviewed the clarifications and amendments as described above, and concurs with these changes. Accordingly, upon consideration of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the aforementioned changes.

--------------------------------------------------------------------------------
[APPLICATION NOS. D-9337 AND D-9415]

SMITH BARNEY SHEARSON (SBS), LOCATED IN NEW YORK, NY

NEW AGENCY: Pension and Welfare Benefits Administration, Labor.

ACTION: Notice of proposed exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would replace PTE 92-77 (55 FR 45833, October 5, 1992). PTE 92-77 permits the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively the Plans) in the Trust for TRAK Investments (the Trust) established by Shearson Lehman, in connection with such loans' participation in the TRAK Personalized Investment Advisory Service (the TRAK Program). In addition, PTE 92-77 permits the provision, by the Consulting Group Division of Shearson Lehman (the Consulting Group), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. These transactions are described in a notice of pendency that was published in the Federal Register on April 3, 1992 at 57 FR 11514. PTE 92-77 is effective as of April 3, 1992.
 If granted, the proposed exemption would replace PTE 92-77, which as discussed below, expired by operation of the law. The new proposed exemption would permit the replacement of Shearson Lehman with a newly-merged entity known as "Smith Barney Shearson, Inc." It would also permit the adoption of a daily-traded collective investment fund (the GIC Fund) for Plans providing for participant directed investments (the Section 404(c) Plans). The proposed exemption would provide conditional relief that is identical to that provided by PTE 92-77. In addition, the proposed exemption would affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the TRAK Program.

DATES: Written comments and requests for a public hearing should be received by the Department on or before the expiration of 60 days from the publication of this proposed exemption in the Federal Register. If granted, the proposed exemption will be effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the proposed exemption will be effective as of the date the grant notice is published in the Federal Register.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5849, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210. Attention: Application Nos. D-9337 and D-9415. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration. U.S. Department of Labor, Room N-3307, 200 Constitution Avenue, NW., Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBS pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart 3 (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this proposed replacement exemption is being issued solely by the Department.

 As stated briefly above, PTE 92-77 allows Shearson Lehman to make the TRAK Program available to Plans that acquire shares in the Trust subject to certain conditions. Specifically, PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 408(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Program which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 Subsequent to the granting of PTE 92-77, Shearson Lehman informed the Department that it had signed an asset purchase agreement with Primerica Corporation (Primerica) and Smith Barney Harris Upham & Company, Inc. (Smith Barney), an indirect wholly owned subsidiary. The terms of the agreement provided for the sale of substantially all of the assets of Shearson Lehman and its Asset Management Divisions (collectively, the Shearson Divisions) to Smith Barney./1/ The transaction was completed on July 31, 1993. As a result of the transaction, most of the assets and business of the Shearson Divisions were transferred to Smith Barney which, upon merger with Shearson Lehman, was renamed "Smith Barney Shearson." (Smith Barney Shearson is denoted herein as SBS.) Shearson
-------
 /1/ Shearson Lehman's other primary division, Lehman Brothers, which is responsible for securities underwriting, financial advisory, investment and merchant banking services and commodities trading as a principal and agent has been retained by Shearson Lehman it has been renamed "Lehman Brothers Inc."

Lehman received cash and an interest-bearing note from SBS. As further consideration for the asset sale, SBS agreed to pay future contingent amounts based upon the combined performance of SBS and certain other Shearson Divisions acquired from Shearson Lehman. Shearson Lehman also assigned to the American Express Company (American Express) the right to receive 2.5 million shares of certain convertible preferred stock issued by Primerica and a warrant. As consideration for the assignment, American Express agreed to pay Shearson Lehman for the stock and the warrant based on their value as of March 12, 1993, the date of the Asset Purchase Agreement. At present, SBS offers the TRAK Program to investors through one or more of its subsidiaries or divisions.

 Since PTE 92-77 was granted, SBS informed the Department that it wished to modify the exemption in order to improve the TRAK Program and make it more responsive to the needs of investors. Specifically, SBS proposes to add to the Portfolios currently available under the TRAK Program, the GIC Fund, which is designed to invest primarily in guaranteed investment contracts (the GIC's), synthetic GIC products and/or units of other GIC collective funds. The GIC Fund will not differ in any material respects from the Government Money Investments Portfolio which generally permits daily redemptions of its shares. In addition, the GIC Fund will operate in a manner that is consistent with the requirements of PTE 92-77. SBS believes it is important to offer the GIC Fund to Section 404(c) Plans because these Plans may prefer to offer participants this type of investment option instead of the Government Money Investments Portfolio presently offered to such Plans under the TRAK Program. Therefore, SBS requests exemptive relief in order that the GIC Fund may be added to the Portfolios that are available under the Trust.

 The proposed GIC Fund will be a collective trust fund established and maintained by Smith Barney Shearson Trust Company (SBS Trust), a wholly owned subsidiary of Primerica. The GIC Fund will invest primarily in a portfolio of GICs with varying maturities issued by highly-rated insurance companies, and/or units of other collective funds invested in GICs. The GIC Fund may also invest in asset-backed investment products designed to offer risk and return characteristics similar to those of GICs (i.e., synthetic GIC products). In addition, the GIC Fund may hold short-term, low risk securities where the investment of all fund assets in GICs and/or units of other GIC collective funds is not feasible.

 SBS Trust will serve as the trustee of the GIC Fund. SBS Trust will employ a sub-adviser (the Sub-Adviser) which is independent of SBS and its affiliates to make recommendations on purchases of GICs and/or units of other GIC collective funds. Currently, SBS Trust employs Morley Capital Management (Morley Capital) of Lake Oswego, Oregon as the Sub-Adviser of the GIC Fund. SBS Trust will also employ Boston Company Investors Services Group (ISG), a business group of The Boston Company to provide custody and valuation services and The Shareholder Services Group, Inc. (TSSG), an entity which is indirectly owned by American Express, as transfer agent. Both ISG and TSSG are not affiliated with SBS.
 SBS represents that the GIC Fund will not pay a management or other similar fee to it or SBS Trust. (SBS Trust's fees for general trust services provided to a Section 404(c) Plan is included in such plan's investment advisory or "outside" fee.) A management fee may be paid to Morley Capital or any other Sub-Adviser which is independent of SBS and its affiliates. The GIC Fund will pay ISG, as custodian and provider of fund valuation services, a fee for such services, and TSSG, as transfer agent, a fee of $8.50 to $9.50 per Section 404(c) Plan, plus out-of-pocket expenses. With respect to the fees paid to SBS and its affiliates, the GIC Fund will not differ materially from the Government Money Investments Portfolio in that it will not pay a management or other similar fee to SBS or SBS Trust.
 SBS will describe the GIC Fund, in the prospectus (the Prospectus) and promotional materials it furnishes to Section 404(c) Plan participants who are interested in investing in the GIC Fund. Such disclosures will reflect, in all material respects, the information discussed above.
 Because of the foregoing material changes to the factual representations supporting PTE 92-77, the Department has determined that the prior exemption was no longer effective as of July 31, 1993, the date Shearson Lehman sold the assets described above to SBS. Thus, the Department is of the view that PTE 92-77 would be unavailable for use by SBS and its subsidiaries with respect to the subject transactions.
 Accordingly, the Department has decided to publish a new exemption which, if granted, would replace PTE 92-77. Under the replacement exemption, all references to Shearson Lehman would be replaced with references to SBS. In addition, the replacement exemption would incorporate the new GIC Fund, SBS Trust, ISG and TSSG. Further, the replacement exemption would have an effective date of July 31, 1993 for transactions described in PTE 92-77. With respect to transactions involving the GIC Fund, the replacement exemption would become effective as of the date of the grant of the notices of pendency.

NOTICE TO INTERESTED PERSONS
 Notice of the proposed exemption will be mailed by first class mail to each Plan which invests in the TRAK Program. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and an explanation of the rights of interested persons to comment on and/or request such a hearing with respect thereto. Such notice will be sent to the above-named parties within 30 days of the publication of the proposed exemption in the Federal Register. Written comments and hearing request are due within 60 days of the publication of the proposed exemption in the Federal Register.

GENERAL INFORMATION
 The attention of interested persons is directed to the following:
 (1) This fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4973(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the Plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan; and
 (3) The proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the proposed exemption, if granted, will be applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

WRITTEN COMMENTS AND HEARING REQUESTS
 All interested persons are invited to submit written comments or requests for a hearing on the proposed replacement exemption to the address above, within the time period set forth above. All comments will be made a part of the record. Comments and requests for a hearing should state the reasons for the writer's interest in the proposed exemption. Comments received will be available for public inspection with the referenced applications at the address set forth above.

PROPOSED EXEMPTION
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department proposes to replace PTE 92-77 as follows:

Section 1. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBS-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.

 (b) The restrictions of action 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The proposed exemption is subject to the following conditions that are set forth in Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBS and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBS and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by SBS and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBS Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBS and its subsidiaries and the compensation paid to such entities.

 (B) Upon written or oral request to SBS, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.

 (D) Upon written request of SBS, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBS Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) Copies of PTE 92-77 and documents pertaining to the proposed replacement exemption.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this section.

 (3) With respect to a section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBS that such fiduciary is (a) independent of SBS and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBS that such fiduciary is
(a) independent of SBS and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocation, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBS and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBS and its affiliates; as compared to the average brokerage commission per share paid by the Trust to brokers other than SBS and its affiliates, both expressed as cents per share.

 (m) SBS shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBS and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBS shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this section shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBS or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:

 (a) An "affiliate" of SBS includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBS. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBS and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan.

 (2) A participant in a Keogh Plan.
 (3) An individual covered under a self-directed IRA which invests in Trust shares, or

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

Section IV. Effective Dates

 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective upon its grant with respect to the inclusion of the GIC Fund in the TRAK Program.

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.

 Signed at Washington, D.C. this 23rd day of March, 1994.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 94-7271 Filed 3-28-94; 8:45 am]

--------------------------------------------------------------------------------

[PROHIBITED TRANSACTION EXEMPTION 94-50; APPLICATION NOS. D-9337 AND D-9415]

SMITH BARNEY, INC. (SBI) LOCATED IN NEW YORK, NY

AGENCY: Pension and Welfare Benefits Administration.

ACTION: Grant of individual exemption to modify and replace prohibited transaction exemption (PTE) 92-77 involving Shearson Lehman Brothers, Inc. (Shearson Lehman).
--------------------------------------------------------------------------------
SUMMARY: This document contains an individual exemption which supersedes PTE 92-77 (57 FR 45833, October 5, 1992)./1/ This exemption permits the replacement of Shearson Lehman with an entity known as "Smith Barney Inc."/2/ It also allows SBI to adopt a daily-traded collective investment fund (the GIC Fund) for Plans investing in the Consulting Group Capital Markets Funds (the Trust). The exemption provides conditional relief that is identical to that provided by PTE 92-77 and it will affect participants and beneficiaries of, and fiduciaries with respect to, Plans participating in the Trust.

EFFECTIVE DATE: This exemption is effective July 31, 1993 for transactions that are covered by PTE 92-77. With respect to transactions involving the GIC Fund, the exemption is effective March 29, 1994.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On March 29, 1994, the Department of Labor (the Department) published a notice of proposed exemption (the Notice) in the FEDERAL REGISTER (59 FR 14680) that would replace PTE 92-77. PTE 92-77 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. The proposed exemption was requested in an application filed by SBI pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this replacement exemption is being issued solely by the Department.
 The Notice gave interested persons an opportunity to comment on the proposed exemption and to request a public hearing. The only written comments submitted to the Department during the comment period were made by SBI. These comments expressed SBI's substantive concerns about the Notice and offered suggestions for clarifying certain language of the Notice. Discussed below are SBI's comments and the Department's responses thereto. Also discussed is a comment made by the Department.

SBI's Comments
 SBI notes that there is an ambiguity regarding the effective date of the GIC Fund. SBI represents that the Notice provides in the last paragraph under the heading "Supplementary Information," that with respect to transactions involving the GIC Fund, the exemption "would become effective as of the date of the grant of the notice of pendency." However, under the captions EFFECTIVE DATES and DATES, SBI explains that the Notice states that the exemption will be effective "upon its grant," or "as of the date the grant notice is published." Because it was the intention of the parties that the effective date for transactions involving the GIC Fund would be March 29, 1994, the date of publication of the Notice in the FEDERAL REGISTER, SBI requests that the Department make the exemption retroactive to this date for the GIC Fund.
 The Department has considered SBI's comment and has made the requested modification.
 SBI wishes to modify the exemption in order that it may offer the GIC Fund to both fiduciary-directed Plans as well as Plans providing for participant-directed investments (the Section 404(c) Plans). The Department believes this comment has merit and that it would be potentially beneficial to participants and beneficiaries since it provides different types of Plans participating in the TRAK Program with the opportunity to invest in the GIC Fund.
 SBI explains that in the preamble to the Notice there is a statement to the effect that it will "describe the GIC Fund in a prospectus (the Prospectus) and promotional materials that will be furnished to Section 404(c) Plan participants." SBI represents that interests in the GIC Fund are not subject to the registration and Prospectus delivery requirements of the Securities Act of 1933. Also, SBI points out that the conditions of PTE 92-77 require it to deliver copies of the Trust Prospectus only to the Plan administrator and not to the individual participants. Because it has no practical means of delivering Prospectuses or other disclosures to participants, SBI indicates that the responsibility for providing these materials to participants rests with the Plan administrator. In this regard, SBI represents that the disclosure information it will make available to all Plans proposing to invest in the GIC Fund will include copies of the Trust Prospectus and a separate description of the GIC Fund's investment objectives, policies and processes. SBI explains that its description of the GIC Fund will be designed to provide a participant with sufficient information in order that the participant can make an informed investment decision.
 The Department concurs with these comments.
 In addition to principal comments discussed above, SBI has made certain technical clarifications and updates to the Notice in the following areas:

 (1) General.
 a. Redesignations. SBI explains that effective December 31, 1993, Primerica Corporation changed its name to "The Travelers Inc." and that effective May 9, 1994, the "Trust for TRAK Investments" was renamed "Consulting Group Capital Markets Funds." Also effective June 1, 1994, "Smith Barney Shearson Inc." was renamed "Smith Barney Inc."

 (2) Supplementary Information.
 a. Asset Sale Transaction. SBI explains that the transaction by which Smith Barney Harris Upham & Company, Inc. (Smith Barney) acquired Shearson Lehman and its Asset Management Divisions was an asset sale and not a merger. Accordingly, SBI suggests that the fourth sentence of the third paragraph under the heading "Supplementary Information," read as follows: "As a result of the transaction, most of the assets and business of the Shearson divisions were transferred to
-------
 /1/ PTE 92-77 provides exemptive relief from section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, with respect to the purchase or redemption of shares in the Trust for TRAK Investments (which has been redesignated as the "Consulting Group Capital Markets Funds" and is referred to herein as the Trust) by Plans investing therein. In addition, PTE 92-77 provides exemptive relief from the restrictions of section 406(b)(1) and (b)(2) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) of the Code, with respect to the provision, by the Consulting Group of Shearson Lehman, of investment advisory services to an Independent Plan Fiduciary of a Plan participating in the TRAK Personalized Investment Advisory Service (the TRAK Program) which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 /2/ Effective June 1, 1994, Smith Barney Shearson, Inc. (SBS) was renamed "Smith Barney Inc." Hereinafter, SBS is referred to in this grant notice as either "Smith Barney Inc." or "SBI."

Smith Barney, which was renamed "Smith Barney Shearson Inc.' "
 b. Fees Paid to Transfer Agent. SBI represents that in the seventh paragraph under the heading "Supplementary Information," the Notice states that The Shareholder Services Group (TSSG), as transfer agent, will charge a fee of $8.50 to $9.50 per plan for its transfer agency services. While these are the current expected fee levels, SBI notes that such fees may increase or decrease in the future. Because TSSG is no longer an affiliate, SBI requests that the paragraph be amended to provide that TSSG as transfer agent will receive a reasonable fee for its services rather than specifying a precise dollar amount.

 (3) General Conditions.
 a. Written Disclosures. Section II(k)(1)(F) of the General Conditions of the Notice states that SBI will provide copies of PTE 92-77 and documents pertaining to the proposed replacement exemption to each Plan participating in the TRAK Program. SBI wishes to clarify that the "documents pertaining to the proposed replacement exemption" refer to copies of the Notice and, when issued, the final exemption.
 The Department concurs with the above supplemental clarifications to the Notice that have been made by SBI and hereby incorporates these changes, as well as the substantive changes also described above, by reference into the Notice and, where applicable, into this final exemption.

Department's Comment
 Section III of the Notice, which is captioned "Definitions," provides several meanings of the term "Independent Plan Fiduciary" in subparagraph (b). For purposes of the exemption, the term "Independent Plan Fiduciary" may include a Plan administrator, a participant in a Keogh Plan, an individual covered under a self-directed IRA or a trustee of a Title I Plan that does not permit participant-directed investments as contemplated under section 404(c) of the Act. However, due to an oversight, the definition does not extend to a participant in a Section 404(c) Plan. Because the TRAK Program is being marketed as an investment alternative to Section 404(c) Plans and the individual participant of such Plan makes the decision on whether to invest therein, the Department has amended the definition of the term "Independent Plan Fiduciary" by providing a new subparagraph (b)(5) which includes a Section 404(c) Plan participant.
 Accordingly, after consideration of the entire exemption record, including the written comments, the Department has determined to grant the replacement exemption as modified herein.

GENERAL INFORMATION
 The attention of interested persons is directed to the following:
 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;
 (2) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, the Department has found that the exemption is administratively feasible, in the interest of the Plans and their participants and beneficiaries and protective of the rights of participants and beneficiaries of the Plans; and
 (3) The exemption is supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction.
 (4) In addition to transactions involving the GIC Fund, the exemption is applicable to the transactions previously described in PTE 92-77 only if the conditions specified therein are met.

EXEMPTION
 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures cited above, the Department hereby replaces PTE 92-77 as follows:

Section I. Covered Transactions
 (a) The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by Plans in the SBI-established Trust in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service.
 (b) The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by the Consulting Group, of investment advisory services to an Independent Plan Fiduciary of a participating Plan which may result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 The exemption is subject to the following conditions that are set forth in
Section II.

Section II. General Conditions
 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of SBI and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.
 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.
 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.
 (d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.
 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such independent fiduciary.
 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.
However, in the case of a Section 404(c) Plan, the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.
 (h) Any Sub-Adviser that acts for the Trust to exercise investment discretion over a Portfolio will be independent of SBI and its affiliates.
 (i) immediately following the acquisition by a Portfolio of any securities that are issued by SBI and/or its affiliates, the percentage of that
Portfolio's net assets invested in such securities will not exceed one percent.
 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and SBI Trust will retain no investment management fee) which contains investments attributable to the Plan investor.
 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares.
 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:
 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, SBI and its subsidiaries and the compensation paid to such entities./3/
 (B) Upon written or oral request to SBI, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program.
 (D) Upon written request of SBI, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.
 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by an SBI Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.
 (F) Copies of PTE 92-77 and documents pertaining to the replacement exemption.
 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.
 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to SBI that such fiduciary is (a) independent of SBI and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to SBI that such fiduciary is
(a) independent of SBI and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.
 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:
 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.
 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.
 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.
 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to SBI and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to SBI and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than SBI and its affiliates, both expressed as cents per share.
 (m) SBI shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of SBI and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than SBI shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.
 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section shall be unconditionally available at their customary location during normal business hours by:
 (A) Any duly authorized employee or representative of the Department or the Internal Revenue Service;
 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
-------
 /3/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan including the fees paid directly to SBI or to other third parties and paid directly through the Trust to SBI.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of SBI or commercial or financial information which is privileged or confidential.

Section III. Definitions
 For purposes of this exemption:
 (a) An "affiliate" of SBI includes--
 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with SBI. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
 (2) Any officer, director or partner in such person, and
 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
 (b) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of SBI and its affiliates and is either
 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,
 (2) A participant in a Keogh Plan,
 (3) An individual covered under a self-directed IRA which invests in Trust shares,
 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act, or
 (5) A participant in a Section 404(c) Plan.

Section IV. Effective Dates
 This exemption will be effective as of July 31, 1993, except for transactions involving the GIC Fund. The exemption will be effective March 29, 1994 with respect to the inclusion of the GIC Fund in the TRAK Program.
 The availability of this exemption is subject to the express condition that the material facts and representations contained in the applications for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.
 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, refer to the proposed exemption and grant notice which are cited above.
 Signed at Washington, DC, this 16th day of June 1994.
Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.
[FR Doc. 94-15006 Filed 6-20-94; 8:45 am]
BILLING CODE 4510-28-P

FEDERAL REGISTER: NOVEMBER 9, 1998 (VOLUME 63, NUMBER 216)

NOTICES

PAGE 60391-60398

FROM THE FEDERAL REGISTER ONLINE VIA GPO ACCESS [WAIS.ACCESS.GPO.GOV]

--------------------------------------------------------------------------------

DEPARTMENT OF LABOR

PENSION AND WELFARE BENEFITS ADMINISTRATION [APPLICATION NO. D-10574]

NOTICE OF PROPOSED INDIVIDUAL EXEMPTION TO AMEND PROHIBITED TRANSACTION EXEMPTION (PTE) 94-50 INVOLVING SALOMON SMITH, BARNEY INC. (SALOMON SMITH BARNEY) LOCATED IN NEW YORK, NY

AGENCY: PENSION AND WELFARE BENEFITS ADMINISTRATION, U.S. DEPARTMENT OF LABOR.

ACTION: NOTICE OF PROPOSED INDIVIDUAL EXEMPTION TO MODIFY PTE 94-50.
--------------------------------------------------------------------------------

SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed individual exemption which, if granted, would amend PTE 94-50 (59 FR 32024, June 21, 1994), an exemption granted to Smith Barney, Inc. (Smith Barney), the predecessor of Salomon Smith Barney.

PTE 94-50 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for TRAK Investments (subsequently renamed the Trust for Consulting Group Capital Markets Funds) (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendments will be effective as of November 9, 1998.

DATES: Written comments and requests for a public hearing should be received by the Department on or before December 24, 1998.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210, Attention: Application No. D-10574. The application pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend PTE 94-50. PTE 94-50 provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 94-50 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for a self-employed individual (the Keogh Plan). PTE 94-50 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Smith Barney (the Consulting Group), of investment advisory services to independent fiduciaries of participating Plans (the Independent Plan Fiduciaries) that might result in such fiduciary's selection of an investment portfolio (the Portfolio) under the TRAK Program for the investment of Plan assets.\/1/

 Besides the transactions described above, PTE 94-50 permitted Smith Barney to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund Portfolios and to describe the various entities operating the GIC Fund. Further, PTE 94-50 replaced references to Shearson Lehman with references to Smith Barney. PTE 94-50 is effective as of July 31, 1993 for the transactions described in PTE 92-77 and effective as of March 29, 1994 with respect to transactions involving the GIC Fund.

 As of December 31, 1997, the TRAK Program held assets that were in excess of $8.4 billion. Of those assets, approximately $1.7 billion were held in 540, 401(k) Plan accounts and approximately 57,100 employee benefit plan and IRA/Keogh-type accounts. At present, the Trust consists of 13 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

 Salomon Smith Barney has informed the Department of certain changes, which are discussed below, to the facts underlying PTE 94-50. These modifications include
(1) corporate mergers that have changed the names of the parties described in PTE 94-50 and would permit broader distribution of TRAK-related products, (2) the implementation of a recordkeeping reimbursement offset system (the Recordkeeping Reimbursement Offset Procedure) under the TRAK Program, and (3) the institution of an automated reallocation option (the Automatic Reallocation Option) under the TRAK Program for which Salomon Smith Barney has requested administrative exemptive relief from the Department.

 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.

 1. The Corporate Mergers. Salomon Smith Barney states that in November 1997, a subsidiary of the Travelers Group Inc. (the Travelers Group), the parent of Smith Barney, acquired all of the shares of Salomon Brothers, Inc. (Salomon). Subsequent to the acquisition, Salomon and Smith Barney were operated as

-------

 /1/ On October 5, 1992, the Department granted PTE 92-77 at 55 FR 45833. PTE 92-77 permitted Shearson Lehman Brothers, Inc. (Shearson Lehman) to make the TRAK Program available to Plans that acquired shares in the Trust. In this regard, PTE 92-77 permitted Plans to purchase or redeem shares in the Trust and allowed the Consulting Group to provide investment advisory services to an Independent Fiduciary of a Plan which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 Subsequent to the granting of PTE 92-77, on July 31, 1993, Smith Barney acquired certain assets of Shearson Lehman associated with its retail business, including the TRAK Program, and applied for and received a new exemption (PTE 94-50) for the ongoing operation of the TRAK Program. Essentially, PTE 94-50 amended and replaced PTE 92-77. However, because of certain material factual changes to the representations supporting PTE 92-77, the Department determined that the exemption was no longer effective for use by Smith Barney and its subsidiaries as of the date of the asset sale.

separately-registered broker-dealers and as sister corporations with a common parent. On September 1, 1998, Salomon was merged with and into Smith Barney, with Smith Barney remaining as the surviving corporation. As a result of the merger, the corporate name of Smith Barney has been changed to "Salomon Smith Barney Inc."

 Salomon Smith Barney also states that in April 1998, the Travelers Group and Citicorp Inc. (Citicorp) announced a stock merger whereby Citicorp would be merged with and into a subsidiary of the Travelers Group. As a result of the merger, the Travelers Group would become a bank holding company and change its name to "Citigroup Inc." (Citigroup).

 Salomon Smith Barney represents that the purpose of the merger is to create more distribution channels for TRAK products. In this regard, registered broker-dealers associated with Citigroup will be permitted to market the TRAK Program under a different product name. However, Salomon Smith Barney explains that the terms and conditions of PTE 94-50 and this amendment will be complied with by the parties involved.

 The merger, which occurred on October 8, 1998, required that the affected parties obtain approval from the Federal Reserve Board under the Bank Holding Company Act (the BHC Act). Under the BHC Act, the Federal Reserve Board does not authorize bank holding companies, such as Citigroup, to be affiliated with companies that organize, sponsor, control or distribute United States open-end mutual funds. As a bank holding company, Citigroup is required to engage an independent party to provide certain distribution services in connection with the marketing of mutual fund shares) for all United States, publicly-traded mutual funds for which any subsidiary of the Travelers Group/Citigroup acts as a distributor. Salomon Smith Barney notes that although the Funds participating in the TRAK Program will be affected by this change, no Plan will be required to pay distribution fees to the independent distributors.

 On October 15, 1998, Salomon Smith Barney was merged with and into Pendex Real Estate Corp. (Pendex), a shell corporation domiciled in New York. Pendex, the survivor of the merger, was then renamed "Salomon Smith Barney Inc." Upon completion of this merger, Salomon Smith Barney became a New York corporation.

 2. Recordkeeping Reimbursement Offset Procedure. Salomon Smith Barney states that the Board of Trustees (the Board) of the Funds approved, but has not yet implemented, a recordkeeping reimbursement offset procedure under which a Plan participating in the TRAK Program would be permitted to reduce its investment fees and expenses. The reimbursement amount would be paid solely by the Funds as a means of being competitive with other mutual funds offering similar reimbursements to investors.

 In May 1998, the Board approved a recordkeeping reimbursement amount of $12.50 for each investment position held by a participant. (In other words, a participant holding positions in three different Funds would be eligible to receive a total annual reimbursement of $37.50). In addition, the Board resolved that after applying such reimbursement to recordkeeping expenses charged by recordkeepers of the Plans, any excess reimbursement amount would be applied to reduce other fees and expenses/2/ payable by participating Plans, including, but not limited to, the Plan-level investment advisory fee payable to the Consulting Group for asset allocation recommendations (the Outside Fee), after the appropriate offset has been applied (the Net Outside Fee)./3/ If implemented, Salomon Smith Barney explains that the Funds would pay the appropriate reimbursement amount directly to the recordkeeper of the Plan. The affected Plan would then be required to pay only the balance of the fee, which is generally charged on a quarterly basis, after the excess reimbursement amount has been deducted.

The Recordkeeping Reimbursement Offset Procedure would work as follows:

 Assume that Plan A has $1 million in assets invested in the TRAK Program and 100 participants. Assume further that Plan A pays its recordkeeper $20 per participant per year in Annual Fees totaling $2,000 per year or $500 per quarter and $12 per participant per year in Other Fees, totaling $1,200 per year or $300 per quarter. In addition, Plan A pays the Consulting Group a total annual net investment advisory fee (i.e., the Net Outside Fee) of $8,500.

 At the end of each calendar quarter, Plan A's recordkeeper will determine the actual number of Fund positions held by the Plan A participants and calculate the resulting reimbursement amount. If Plan A had 300 participant positions at the end of the quarter, the Plan's total recordkeeping reimbursement amount would be 300 x $3.125 (the annual amount of $12.50 divided by 4) or $937.50. That amount would be credited as follows:

            APPLICATION OF REIMBURSEMENT TO RECORDKEEPING FEES

Quarterly Portion of Annual Fees...................................... $ 500.00
Quarterly Portion of Other Fees.......................................   300.00
                                                                       --------
Total Quarterly Recordkeeping Fees....................................   800.00
Credit for Reimbursement..............................................  (937.50)
Excess Reimbursement..................................................  (137.50)
                                                                       --------

 Because the reimbursement amount exceeds the recordkeeping fees due for the quarter, the Plan does not owe any recordkeeping fee for that period. Therefore, the recordkeeper will not bill the Plan.

        APPLICATION OF EXCESS REIMBURSEMENT TO THE NET OUTSIDE FEE

Quarterly Net Outside Fee............................................ $2,125.00
Excess Reimbursement.................................................   (137.50)
                                                                      ---------
  Total..............................................................  1,987.50
                                                                      ---------

 The recordkeeper will advise the Consulting Group that it is entitled to bill the Plan for the $1,987.50 balance of its investment advisory fee (i.e., the Net Outside Fee).

 Upon participation in the TRAK Program, an Independent Plan Fiduciary selects a recordkeeper for the Plan, from a list of recordkeepers which maintain computer links to the Funds under the TRAK Program. Salomon Smith Barney states that of the 23 recordkeepers currently providing services to TRAK Program investors, only one, Smith Barney Plan Services, is an affiliate. Because the reimbursement rate and the timing of the offset of the excess reimbursement amount against fees will be the same regardless of the identity of the recordkeeper and the Independent Plan Fiduciary is responsible for the selection of this particular recordkeeper, Salomon Smith Barney believes its affiliation with Smith Barney Plan Services does not appear to present additional potential abuses under section 406(b)(1) or 406(b)(3) of the Act in its capacity as an investment adviser in recommending investment in the Funds to Independent Plan Fiduciaries.

 Salomon Smith Barney notes that the reasoning in the Frost National Bank Advisory Opinion (ERISA Advisory Opinion 97-15A, May 22, 1997) (the Frost Opinion), is relevant to this situation. Therefore, it has not requested administrative exemptive relief from the Department. Salomon Smith Barney explains that in the Frost Opinion, the bank offered a comprehensive program of administrative and investment services to Plan investors. Under this program, the Department opined that section 406(b)(1) and 406(b)(3) of the Act would not be

-------

 /2/ In addition to annual recordkeeping fees (the Annual Fees) payable by a Plan participating in the TRAK Program, it is represented that a Plan might be required to pay recordkeeping fees associated with certain particular services (the Other Fees) such as initial plan set-up and conversion, preparation of annual filings, enrollment, special statement preparation and audit.

 /3/ Salomon Smith Barney is offsetting, quarterly, against the Outside Fee, such amount as is necessary to assure that the Consulting Group retains not more than 20 basis points (as an Inside Fee) from any Portfolio on investment assets attributable to any Plan.

violated if the bank received payments for services from mutual funds while recommending mutual fund investments to plans provided such payments were fully disclosed and then offset to reduce other plan expenses, with any excess payments made to the plans. Salomon Smith Barney further explains that in the Frost Opinion any benefit from payments made by the mutual funds benefitted the plans and not the bank.

 With respect to the TRAK Program, Salomon Smith Barney represents that the reimbursement rates adopted by the Funds will be fully disclosed to Independent Plan Fiduciaries and the offset of the excess reimbursement amount against a Plan's expenses will be accomplished in a manner to ensure that the Plans obtain the full benefit of the reimbursement to reduce their recordkeeping and other Plan expenses. Salomon Smith Barney submits that the reasoning in the Frost Opinion would apply equally to the proposed reimbursement of expenses under the TRAK Program. Therefore, Salomon Smith Barney does not believe any change in the scope of the exemption is necessary./4/

 3. The Automatic Reallocation Option. Salomon Smith Barney wishes to modify the TRAK Program to institute an automated reallocation feature whereby an Independent Plan Fiduciary could elect to have his or her current asset allocation adjusted automatically whenever the Consulting Group changes the recommended asset allocation model (the Allocation Model) followed by such Plan or participant./5/ Therefore, Salomon Smith Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.

 As noted above, General Condition II(f) of PTE 94-50 provides that any recommendation or evaluation by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such fiduciary. Accordingly, under the current exemption, whenever asset allocation advice is modified by the Consulting Group, Salomon Smith Barney states that its Financial Consultants are required to contact the Independent Plan Fiduciary of each Plan who has chosen the Allocation Model, and obtain such fiduciary's consent to modification of the asset allocation applied to the Plan's account.

 Salomon Smith Barney notes that many TRAK Program investors have expressly indicated that they expect reallocations to take place in the ordinary course of the provision of investment advisory services offered by the Consulting Group. However, these investors do not understand why they need to be contacted in each instance for this purpose. In addition, Salomon Smith Barney explains that the case-by-case contact and reallocation involves delay in implementing the change at the client's express direction, putting similarly-situated investors into the new Allocation Models at different times.

 To resolve these problems, Salomon Smith Barney proposes to offer TRAK Program investors an Automatic Reallocation Option. Because Salomon Smith Barney recognizes that the Automatic Reallocation Option is outside the scope of PTE 94-50, it requests a modification of the existing terms of PTE 94-50 to the extent necessary to allow it to offer this alternative to investors. If the exemptive relief is granted, Salomon Smith Barney represents that it will fully disclose the nature of the Automatic Reallocation Option to the Independent Plan Fiduciary of each existing client Plan in a written notice (the Announcement) and permit the fiduciary to elect the Automatic Reallocation Option by responding in writing. The Announcement will describe the intended operation of the Automatic Reallocation Option and how future changes to the Allocation Model selected on behalf of the Plan will be implemented. In order to implement the Automatic Reallocation Option for new TRAK Program investors, the Independent Plan Fiduciary will be required to check a box on the form of Investment Advisory contract with Salomon Smith Barney (or on a separate document designed for this purpose for those investors who have already executed such an agreement with Salomon Smith Barney). By checking the box, the Independent Plan Fiduciary will indicate its consent to and authorization of actions to be taken by Salomon Smith Barney to reallocate automatically the asset allocation in the Plan account whenever the Consulting Group modifies the particular asset allocation recommendation which the Plan or participant has chosen. Such election will continue in effect until revoked or terminated by the Plan, in writing.

 In operation, Salomon Smith Barney represents that the Automatic Reallocation Option will work as follows:

 (a) The Consulting Group will release a modified version of the Allocation Model for the Plan account based upon its amended recommendation.

 (b) On the day such modification is released, the Consulting Group will adjust the Plan account to fit the new Allocation Model and to reflect current market conditions./6/ Such adjustments will be effected through a series of purchases and redemptions of Portfolio shares to increase or decrease the relative investment in the various Portfolios by the Plan account.

 (c) The reallocation of the Plan account will be effected on the same business day as the release of the new Allocation Model by the Consulting Group, except to the extent market conditions and orderly purchase and redemption procedures may delay such processing. For purposes of calculating the percentage changes in its asset allocation recommendation underlying the Automatic Reallocation Option for a Plan investor's account, the Consulting Group will use the net asset values at the close of business on the preceding trading day. However, the execution of trades to give effect to the changed percentages will occur on the next trading day at the then-current net asset values.

 (d) Participants in the TRAK Program will receive trade confirmations of the reallocation transactions. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper./7/\

-------

 /4/ In this proposed exemption, the Department expresses no opinion on whether the Frost Opinion is applicable to the recordkeeping reimbursement procedure described above. In this regard, the Department notes that, under the facts presented in the Frost Opinion, Frost would offset the fees received from the mutual funds on a dollar-for-dollar basis against the trustee fees that the plan was otherwise obligated to pay Frost.

 /5/ Salomon Smith Barney notes that the Automatic Reallocation Option is to be distinguished from "rebalancing" which occurs after the passage of time from the original allocation decision and changes a participant's investment mix to bring the actual allocation among investment alternatives back in line with the participant's original allocation choices. For example, Salomon Smith Barney states that a Plan participant receives a written quarterly review that sets forth information concerning the participant's investments and includes a chart comparing the original asset allocation recommendation and the actual percentage distribution of investments held in the portfolio. Salomon Smith Barney explains that under the chart is the following legend:

 TRAK is a non-discretionary investment advisory service. All investment decisions rest with you, the participant. Therefore, you are strongly urged to adhere to the Consulting Group's asset allocation recommendations. Please call your Financial Consultant should a change in allocation be warranted due to a significant difference between the portfolio originally recommended by the Consulting Group and your allocation or due to a change in your objectives.

 Salomon Smith Barney further explains that the Financial Consultant is expected to contact participants at least annually to encourage a comparison of the holdings in the portfolio against the Consulting Group's original recommendation. Barney proposes to amend General Condition II(f) of PTE 94-50 which requires that any recommendation or evaluation offered by the Consulting Group be implemented only upon the express direction of the Independent Plan Fiduciary. With the exception of the requested changes to General Condition II(f) of PTE 94-50, all of the existing conditions of PTE 94-50 will continue to apply to the TRAK Program.

 /6/ Salomon Smith Barney notes that there are 12 standard Allocation Models and that two similarly-situated Plan participants who receive the same recommendation from the Consulting Group will receive the same reallocation.

 /7/ Under these circumstances, Salomon Smith Barney will advise the recordkeeper of the proposed reallocation of the account of a Section 404(c) Plan participant as soon as the Consulting Group has determined that a change to an asset allocation recommendation is going to be made. The communication may initially be made orally because the recordkeeper must then promptly modify its system to effect the necessary changes to a participant's account on the effective date of the new recommendation. The oral communication is customarily followed by a full written description of the changes within two business days of the verbal update.

 As noted above, a Section 404(c) Plan participant who has elected the Automatic Reallocation Option would receive a trade confirmation from the recordkeeper of the resulting changes to the positions in his or her account, if that is the notification procedure agreed to for the Plan. Also as noted above, transactions occurring upon automatic reallocation and the underlying recommendation changes will be disclosed in the "Participant Quarterly Review."

For example, if the recordkeeper notifies Section 404(c) Plan participants (i.e., Independent Plan Fiduciaries) in writing after each trade, such participants will be notified of reallocation transactions in this manner. If, however, the recordkeeper notifies Section 404(c) Plan participants of trading activity in a quarterly statement, the reallocation activity would be included there.

 In addition to the trade confirmations which Salomon Smith Barney will provide to all Plan investors except Section 404(c) Plans, disclosure of the reallocation transactions will appear in the next regular client statement. Such transactions will be reflected as a series of purchase and redemption transactions that will shift assets among the Portfolios in accordance with the Allocation Model as modified by the Consulting Group.

 (e) If, however, the reallocation to be made in response to the Consulting Group's recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will not automatically adjust a Plan account. Under such circumstances, Salomon Smith Barney will send out a written notice (the Notice) to the Independent Plan Fiduciary for each affected Plan, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date).

 (f) The Notice will be mailed with the presumption of delivery within three business days to permit timely notification and adequate response time for the Independent Plan Fiduciary. The Notice will instruct the fiduciary that he or she will need to do nothing if such fiduciary decides to have his or her Plan account automatically reallocated on the Effective Date. If, on the other hand, the Independent Plan Fiduciary does not wish to follow the Consulting Group's revised asset allocation recommendation, the Notice will instruct the Independent Plan Fiduciary to inform a Financial Consultant, in writing, at least 30 calendar days prior to the proposed Effective Date that the fiduciary wishes to "opt out" of the new Allocation Model.\/8/

 (g) If the Independent Plan Fiduciary "opts out," his or her Plan account will not be changed on the Effective Date. Under such circumstances, the Allocation Model will remain at its current level or at such other level as the Independent Plan Fiduciary designates. However, the Automatic Reallocation Option, will remain in effect for future changes in such participant's Allocation Model.

 (h) The Independent Plan Fiduciary will always have the ability to elect, terminate or reinstitute the Automatic Reallocation Option or to otherwise adjust an Allocation Model, in any way, by providing reasonably prompt notice to a Financial Consultant. Upon request by the Independent Plan Fiduciary, the Financial Consultant will send the appropriate form.

 Salomon Smith Barney states that it is not possible to predict the frequency of reallocations because these changes are dictated by the Consulting Group's analysis of market conditions. However, since November 1991, Salomon Smith Barney represents that asset allocation changes of the type that would trigger automatic reallocations have been instituted by the Consulting Group on ten occasions. Eight of these changes were of a magnitude of 10 percentage points or less. The other two changes were 15 percent changes and impacted only approximately one percent and 3 percent, respectively, of the total number of clients participating in the TRAK Program at the time.\/9/

 Salomon Smith Barney also states that the reallocation called for under the Automatic Reallocation Option will be effected by a dollar- for-dollar liquidation and purchase of the required amounts in the respective Plan accounts. Because of the billing of Plan accounts participating in the TRAK Program is leveled with respect to the compensation received by Salomon Smith Barney and by the Financial Consultant involved in an account, Salomon Smith Barney states that the implementation of the Automatic Reallocation Option will be revenue-neutral. In addition, Salomon Smith Barney represents that neither the Plan nor the participants will pay any additional fees for electing to use the Automatic Reallocation Option./10/

 Thus, on the basis of the foregoing, General Condition II(f) has been revised to read as follows:

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary, in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation

-------

 /8/ The Notice will be mailed with the presumption of delivery within three business days so that the 30 day calendar period will not commence until the third business day following the mailing. In addition, the Effective Date of the Automatic Reallocation Option will occur no sooner than the business day following the thirtieth calendar day. To avoid any misunderstandings or miscalculations by the Independent Plan Fiduciary, Salomon Smith Barney represents that it will conspicuously state, in the Notice, the last date for its receipt of the Independent Plan Fiduciary's written response.

 /9/ While there is no minimum percentage threshold that will trigger the Automatic Reallocation Option, other than the historical ranges specified above, Salomon Smith Barney notes that there may be future market circumstances that may justify an asset allocation adjustment of a lesser amount. Because the Consulting Group will only adjust asset allocation recommendations to reflect current market conditions, Salomon Smith Barney anticipates that triggers for the Automatic Reallocation Option will continue to be only market-related. As is currently the situation, Salomon Smith Barney represents that a Plan investor may, at any time and for any reason, contact a Financial Consultant to request a modification of an existing Allocation Model.

 /10/ General Condition II(c) of PTE 94-50 as well as this proposal states that no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust. Since the fees paid to Salomon Smith Barney are based upon net asset values of investments and not transactions, a change of investment allocations and the net purchases and redemptions used to effect such changes do not change the payable fees.

transaction. In this regard, for all Plan investors other than Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

NOTICE TO INTERESTED PERSONS

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary Plan of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

GENERAL INFORMATION

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The proposed exemption, if granted, will not extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This proposed exemption, if granted, is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 92-77, as amended by PTE 94-50 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

WRITTEN COMMENTS AND HEARING REQUESTS

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

PROPOSED EXEMPTION

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), or a retirement plan for self-employed individuals (the Keogh Plan)/11/ in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change

-------

/11/ The employee benefit plan, the IRA and the Keogh Plan are collectively referred to herein as the Plans.

would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at least 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares, (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./12/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of PTE 94-50 as well as the proposed exemption and the final exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations,

-------

 /12/ The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties and/or indirectly through the Trust to Smith Barney.

Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under a self-directed IRA which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of June 21, 1994 with respect to the transactions described in Section I.A. and B.(1). With respect to Section I.B.(2) and Section II(f)(1)-(4) of the General Conditions, this proposed exemption will be effective November 9, 1998.

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTEs 92-77 and PTE 94-50, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 4th day of November, 1998.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 98-29964 Filed 11-6-98; 8:45 am]

BILLING CODE 4510-29-P

                      [This page intentionally left blank]
institutional and individual clients of Salomon Smith Barney's predecessor with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Group was created with the restructuring and segregation of research and investment advisory evaluation services functions of the Consulting Services Division of Salomon Smith Barney. The Consulting Group's analysts draw on over 20 years of experience in performing asset manager searches for institutional and individual clients. They rely on the Consulting Group's comprehensive database of money management firms, through which it tracks the historical and ongoing performance of over 800 registered investment advisors, and over 300 evaluations annually of investment advisors. As of September 30, 1998, the Consulting Group provided services with respect to over $150.4 billion in client assets representing more than 408,106 separate accounts under a variety of programs designed for individual and institutional investors.

                                GETTING STARTED

  Getting started is easy. Prospective clients should make an appointment to speak with a Financial Consultant. The Financial Consultant will assist in the preparation of a Request. After the prospective client completes the Request, the Financial Consultant will forward this document for evaluation and processing by the Consulting Group. When the Consulting Group completes its review, the Financial Consultant will review the Recommendation with the client and provide the client with a copy of this description of TRAK together with the accompanying Prospectus of the Trust and a copy of the form of investment advisory agreement between the Consulting Group and the client relating to participation in TRAK, as well as a copy of that agreement for the client's records. Upon the client's execution of the investment advisory agreement and its acceptance by Salomon Smith Barney, the Financial Consultant will implement the client's investment decisions. The client will be sent a confirmation of his or her investments, which will be accompanied by a copy of a brochure required by federal law that contains more detailed information about the Consulting Group and TRAK.

                                 PARTICIPATION

  The annual fee for participation in TRAK is payable quarterly, partially in advance, and varies based upon the value of the client's Portfolio shares at the initiation of the advisory relationship and on a continuing basis at the last day of the preceding calendar quarter as follows: 1.50% of the value of TRAK assets up to $500,000, 1.20% of the value in excess of $500,000 up to $1,000,000 and 1.00% of the account value in excess of $1,000,000. The annual participation fee on TRAK assets and minimum initial investment may be subject to negotiation. The minimum initial TRAK investment is $10,000 and there is no minimum subsequent investment. As a shareholder in the Portfolios, the client will also bear a proportionate share of the Portfolios' fees and expenses, which are described in detail in the accompanying Prospectus. The TRAK fee in respect of an initial investment will begin to accrue on the business day following the initial investment in the Portfolios (the "Opening Date"), will be based on the proportion of the current quarter then remaining and will be payable on the fifth business day after the initial investment is made. Notwithstanding the foregoing, if the initial investment is made within five business days of the end of any quarter, the initial fee payment will cover the period from the Opening Date through the last day of the following quarter, and the fee will be pro-rated accordingly. Each time that additional funds aggregating $5,000 or more are invested in Portfolios during any one quarter, the applicable fee, pro-rated for the number of days then remaining in the quarter and covering the amount of such additional funds, shall be charged and shall become due two business days later. Each time that Portfolio shares aggregating $5,000 or more are redeemed during any one quarter, the client will receive a credit to the Account in which the Portfolio shares were held, for the TRAK fee applicable to the Portfolio shares redeemed, based on the proportion of the quarter remaining after the redemption is effected. Such credit shall be applied on the day that the quarterly fee is due for the quarter in which the Portfolio shares are redeemed, or two business days after the Portfolio shares are redeemed, whichever is later. For purposes of calculating additional fees or credits during a quarter, additional investments and redemptions are netted, and accordingly may offset each other.

  In the case of individual retirement accounts, retirement plans for self-employed individuals and employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (collectively, "Plans"), the minimum initial TRAK investment is $10,000 and the fee for participation in TRAK by a Plan will be reduced by an amount equal to, for all Portfolios in which Plan assets are invested, (A) the value of Plan assets invested in a Portfolio on the last calendar day of the previous calendar quarter (or on the day an initial investment is made during the calendar quarter), multiplied by
(B) the reduction factor specified below, multiplied by (C) a fraction, the numerator of which is the number of days in the period for which the TRAK fee is being assessed and the denominator of which is the actual number of days in the calendar year of which that period is a part. The reduction factor for Portfolios (1) through (4) on page (ii) above shall be 0%; for Portfolios (6) and (13) shall be 0.05%; and for Portfolios (7) through (12) and (14) shall be 0.10%.

  For subsequent investments or redemptions aggregating to $5,000 or more, the pro-rated fee or credit for the balance of the quarter will be calculated on the basis of the net percentage TRAK fee paid for the quarter during which the subsequent investment or redemption was made.

  TRAK participants should note that, although the Consulting Group as the Trust's Manager receives a fee in respect of Government Money Investments, the entire amount of that fee is paid by the Manager to that Portfolio's Advisor. Thus, the Manager retains no management fee in respect of that Portfolio.

  Once a TRAK program is active, Reviews covering all settled TRAK activity for the preceding quarter (except as provided below) will be mailed on or about the 20th day of April, July, October and January of each year and will contain a debit notice indicating the amount of the fee payable, partially in advance, for the current calendar quarter. Clients may select to receive a Review on a semi-annual basis, rather than on a quarterly basis. Clients that select this option nevertheless will be responsible for paying their annual TRAK fee on a quarterly basis. The quarterly fee will be payable on the tenth business day of the second month of each quarter. If the client pays this fee by check, these funds will be deposited in the client's Salomon Smith Barney brokerage Account and may be invested in shares of a Smith Barney money market fund designated by the client until the specified payment date. To relieve the client of the burden of making separate payment, however, each client's investment advisory agreement provides that fees charged by the Consulting Group pursuant to the agreement may be paid through automatic redemption, on the specified payment date, of a portion of the Portfolio shares held in the client's Account. Unless otherwise specified by the client, automatic payments will be made first from redemptions of shares of Government Money Investments; next from free credit balances held in the client's Salomon Smith Barney brokerage Account; next from redemptions of shares of any money market fund held in that brokerage Account in which free credit balances are routinely and automatically invested. Clients may terminate their participation in TRAK at any time by giving five days' notice to Salomon Smith Barney. If a termination is effected within five business days of receipt of the confirmation and brochure described above, any TRAK fee paid will be credited to the client's Account or paid by check mailed to the client if the client so instructs. The Consulting Group reserves the right to reject any investor's participation in TRAK. Termination of a TRAK program by a client must be effected by a redemption order for all Portfolio shares held in the Account.

  The Consulting Group serves as investment advisor to each client in TRAK, for which it receives a fee from the client that does not vary based on the Portfolios recommended for the client's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Advisor(s) and receives a fee from each Portfolio, a varying portion of which is retained by the Manager based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for TRAK clients, may be presented with a conflict of interest as to the specific Portfolios recommended for investment. The fee structure for Plan TRAK programs is intended to minimize any such conflict of interest. The Consulting Group is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the client when making investment recommendations.

  CERTAIN QUALIFIED EMPLOYEE BENEFIT PLANS MAY INVEST IN THE TRAK PROGRAM ON TERMS WHICH DIFFER FROM THOSE OUTLINED ABOVE. TO FIND OUT MORE ABOUT THIS, PLEASE CONTACT YOUR FINANCIAL CONSULTANT.

          SALOMON SMITH BARNEY INC. IS A WHOLLY-OWNED
       SUBSIDIARY OF CITIGROUP INC. CITIGROUP BUSINESSES
       PRODUCE A BROAD RANGE OF FINANCIAL SERVICES--ASSET
      MANAGEMENT, BANKING AND CONSUMER FINANCE, CREDIT AND
      CHARGE CARDS, INSURANCE, INVESTMENTS AND INVESTMENT
     BANKING AND TRADING--AND USE DIVERSE CHANNELS TO MAKE
       THEM AVAILABLE TO CONSUMER AND CORPORATE CUSTOMERS
                     AROUND THE WORLD.

                    (C) 1998 SALOMON SMITH BARNEY INC.

TK2088 1/98                                                             29XXX C5





PART B
STATEMENT OF ADDITIONAL INFORMATION

CONSULTING GROUP CAPITAL MARKETS FUNDS

November 27, 1998


222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
(212) 816-8725

	This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of Consulting Group Capital Markets Funds (the "Trust"), dated November 27, 1998, and should be read in conjunction with the Prospectus. The Prospectus may be obtained by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Objectives and Policies of the
Portfolios
1
Management of the Trust
18
Purchase of Shares
25
Redemption of Shares
25
Redemption in Kind
26
Net Asset Value
26
Determination of Performance (See in
the Prospectus "Performance of the
Portfolios")
28
Taxes (See in the Prospectus
"Dividends, Distributions and
Taxes")
31
Custodian and Transfer Agent
34

Financial Statements
34+



For ease of reference, the section headings used in this Statement of Additional Information are identical to those used in the Prospectus except where noted. Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

OBJECTIVES AND POLICIES OF THE PORTFOLIOS

	The Prospectus discusses the investment objectives of the investment portfolios (the "Portfolios") comprising the Trust and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.



Ratings as Investment Criteria

	In general, the ratings of a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their respective investment advisors (collectively, the "Advisors") to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

	Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's Advisor will consider the event in its determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of a NRSRO, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

U.S. Government Securities

	Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities ("U.S. Government Securities") in which the Portfolios may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. government only if the Advisor determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.


Emerging Markets Countries

	Emerging Markets Equity Investments may invest in the securities of companies domiciled in, and in markets of, so-called "emerging markets countries." These investments may be subject to potentially higher risks than investments in developed countries. These risks include:

	(1) Unfavorable and unstable political and economic conditions. The economies of countries in which the Portfolio may invest may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Some of the countries in which the Portfolio may invest have experienced over the past decade, and may continue to experience, significant economic problems. The areas of concern may include: budget deficits; high, and in some cases unmanageable, interest payments on foreign debt; lack of investment in plant and machinery; hyper-inflation due to rapid expansion of the local money supply; and political instability, which may result in the failure to adopt economic adjustment policies.

	(2) The small size and volatility of the markets and the low volume of trading in such markets. The securities and debt markets of some of the countries in which the Portfolio may invest are substantially smaller and less liquid than the major securities and debt markets in the United States and as a result, in periods of rising market prices, the Portfolio may be unable to participate in price increases fully to the extent that it is unable to acquire desired securities positions quickly; the Portfolio's inability to dispose fully and promptly of positions in declining markets may conversely cause its net asset value to decline as the value of unsold positions is marked to lower prices. A high proportion of the shares of many companies traded in emerging market countries may be held by a small number of persons, which may restrict the number of shares available for investment by the Portfolio.

	(3) The existence of national policies which may restrict the Portfolio's investment opportunities. Foreign investment in some countries in which the Portfolio may invest is restricted or controlled to varying degrees. Although the Portfolio's Advisor, in its asset allocation procedure, will seek to identify countries that exhibit certain improved credentials, these restrictions or controls may at times limit or preclude foreign investment in certain issuers and increase the costs and expenses of the Portfolio.

	(4) Governmental regulation of the relevant securities markets. The governments of some emerging markets countries have exercised and continue to exercise substantial influence over many aspects of the private sector, including, for example, imposing wage and price controls to control inflation. In some cases, the government owns or controls many companies, including some of the largest in the country. Governments of some countries have in the past participated, and may continue in the future to participate, directly in the securities markets of their countries, which participation may affect the availability, prices and liquidity of securities traded in those markets. Similar government actions in the future could have an effect on economic conditions in such countries, and in turn affect private sector companies, market conditions, prices and yields of securities held by the Portfolio. The extent of government supervision and regulations of securities exchanges, underwriters, brokers, dealers and issuers in emerging markets countries, however, may be less than in other countries.

	(5) The lack of adequate financial and other reporting standards and the absence of information regarding issuers in emerging markets countries. Accounting, auditing, financial and other reporting standards in countries in which the Portfolio may invest may differ, in some cases significantly, from standards in other countries, including the United States. In particular, the assets and profits appearing on the financial statements of an issuer in certain emerging markets countries may not reflect its financial position or results of operations in the manner in which such information would have been reflected in financial statements prepared in accordance with U.S. generally accepted accounting principles. In addition, companies in certain emerging markets countries must restate certain assets and liabilities on their financial statements to reflect the effect of inflation on those assets. As a result, financial statements and reported earnings may differ from those of companies in other countries, such as the United States. Although a principal objective of the securities laws of the countries in which the Portfolio may invest is to promote full and fair disclosure of all material corporate information, substantially less information may be publicly available about the issuers of securities in the markets of those countries than is regularly published by issuers in other countries, and disclosure of certain material information may not be made. Moreover, even when public information about such companies and governments is available, it may be less reliable than information concerning the U.S. government and U.S. companies. In addition, the extent of government supervision and regulation of securities exchanges, underwriters, brokers, dealers and issuers may be less in countries in which the Portfolio may invest than in other countries.

	(6) Differences in the value of the U.S. dollar and the currencies of other countries. To the extent the Portfolio invests in securities denominated in the currencies of countries other than the United States, a change in the value of any of those currencies relative to the dollar will result in a corresponding change in the dollar value of the Portfolio's investments denominated in the currency. In addition, although some of the Portfolio's income may be received in the currency of a country other than the United States, the Portfolio will measure distributions, including those made in connection with the redemption of shares, from its income in U.S. dollars. Therefore, if the value of a particular currency falls relative to the U.S. dollar between accrual of the income and the making of a distribution, the amount of the currency to be converted into U.S. dollars by the Portfolio to pay the distribution will increase and the Portfolio could be required to liquidate portfolio investments to make the distribution.

Exchange Rate-Related U.S. Government Securities

	Each Portfolio, except Government Money Investments, may invest up to 5% of its net assets in U.S. Government Securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

	Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

	Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Advisor at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolios over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Mortgage Backed Securities

The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

	Mortgage backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include FNMA and FHLMC. FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

	The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolio's investment objectives and policies, will consider making investments in those new types of securities on behalf of that Portfolio.

	The Portfolio also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolio will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Forward Currency Contracts

	Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Certain Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

	The cost to a Portfolio of engaging in forward currency transactions varies with factors such as the currency involved, the length of the contract period and market conditions then prevailing. Because transactions in currency exchange contracts are usually conducted on a principal basis, no fees or commissions are involved. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies. As noted in the Prospectus, if a Portfolio enters into a position hedging transaction, cash or liquid high grade debt securities will be placed in a segregated account with the Portfolio's custodian in an amount equal to the value of the Portfolio's total assets committed to the consummation of the forward currency contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract.

	At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

	The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's Advisor to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Futures Contracts and Related Options

	Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a Portfolio. For example, futures contracts for the sale of foreign currency might be entered into to protect against declines in the value of currencies in which portfolio securities are denominated; and put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by a Portfolio that is being hedged.

	On other occasions, a Portfolio may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

	A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and the Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Portfolio.

Options on Securities

	The Portfolios may purchase put and call options on securities owned by the Portfolio and on securities which the Portfolio may acquire in the future. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.

	An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Portfolios expect to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Portfolio initially paid for the original option plus the related transaction costs.

	Although a Portfolio generally will purchase only those options for which its Advisor believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered inadequate certain of the facilities of the Clearing Corporation and securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

	Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Portfolios and other clients of their respective Advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

Stock Index Options

	The Portfolios may purchase and write put and call options on domestic and foreign stock indexes for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's Daily Price Index of 500 Common Stocks ("S&P 500"). Indexes also may be based on an industry or market segment.

	Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

	The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indexes will be subject to its Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

	A Portfolio will engage in stock index options transactions only when determined by its Advisor to be consistent with the Portfolio's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

Lending Portfolio Securities

	Consistent with applicable regulatory requirements, each Portfolio, other than Municipal Bond Investments may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). A Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian or with a designated sub-custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

When-Issued and Delayed-Delivery Securities

	When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Rule 144A Securities

	A Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Particular Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's 10% limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees has instructed the Portfolios' Advisors to determine and monitor on a daily basis the liquidity of Rule 144A Securities, although the Board of Trustees will retain responsibility for any determination regarding liquidity.

American Depository Receipts

	A Portfolio may purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository
Receipts ("GDRs") which are dollar denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

Investment Restrictions

	The investment restrictions numbered 1 through 7 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 8 through 14 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolios:

	1.	A Portfolio, other than International Fixed Income
Investments, will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.


	2.	A  Portfolio, except Municipal Bond Investments, will not
invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3.	A Portfolio will not borrow money, except that (a) the
Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

	4.	A Portfolio will not make loans. This restriction does not
apply to: (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies
(including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

	5.	A Portfolio will not purchase any securities on margin
(except for such short-term credits as are necessary for the clearance of purchases and sales of Portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	6.	A Portfolio will not purchase or sell real estate, real
estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

	7.	A Portfolio will not engage in the business of underwriting
securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Portfolio securities.

	8.	A Portfolio will not invest in oil, gas or other mineral
leases or exploration or development programs.

	9.	A Portfolio will not make short sales of securities, unless
it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

	10.	A Portfolio will not make investments for the purpose of
exercising control of management.

	11.	A Portfolio will not purchase any security if as a result
(unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Portfolio would own any securities of a registered open-end investment company or more than 3% of the total outstanding voting stock of any registered closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more registered closed-end investment companies.

	12.	A Portfolio will not purchase any security if as a result
the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

	13.	A Portfolio will not purchase or retain securities of any
company if, to the knowledge of the Trust, any of the Trust's officers or Trustees, or any officer or director of the Consulting
Group (the "Manager" or the "Consulting Group") or the Advisor(s) individually owns more than 1/2 of 1% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

	14.	A Portfolio will not invest in excess of 5% of the value
of its net assets in warrants, valued at the lower of cost or market value. Included within this amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

	The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Portfolio in certain states. Should the Trust determine that a commitment is no longer in the best interests of the Portfolio and its shareholders, the Trust will revoke the commitment by terminating the sale of shares of the Portfolio in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchase of securities.

Portfolio Transactions

	Decisions to buy and sell securities for a Portfolio are made by the Advisor(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by an Advisor, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by an Advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

	Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

	In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and the Advisor authorizes the Advisor, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Advisor receiving brokerage and research services. The Board of Trustees of the Trust will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

	To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940
Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of the Advisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

	The Portfolios will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

	The Portfolios may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Advisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

 BROKERAGE COMMISSIONS PAID TO SALOMON SMITH BARNEY

The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 1998:


Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney


Balanced Investments

$108, 343
$27,565
25.44%

Large Capitalization
Value Equity
Investments

1,407,952
92,446
6.57Z%

Large Capitalization
Growth Investments

737,579
11,136
1.51%

Small Capitalization
Value Equity
Investments

1,470,232
24,868
1.69%

Small Capitalization
Growth Investments

1,550,679
6,218
0.40%

International Equity
Investments
2,986,896
131,728
4.41%

Emerging Markets
Equity Investments

2,550,496
0
0.00%


	Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 1998.


The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 1997:


Portfolio




Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

Balanced Investments

$102,303
$16,253
15.89%
10.28%

Large Capitalization
Value Equity
Investments

1,952,663
$132,015
4.47%
5.01%

Large Capitalization
Growth Investments

1,401,805
4,770
0.34%
0

Small Capitalization
Value Equity
Investments

761,002
27,534
3.62%
1.76%

Small Capitalization
Growth Investments

732,557
17,568
2.40%
0.46%

International Equity
Investments

1,890,342
0
0
0

Emerging Markets
Equity Investments

1,973,521
0
0
0


	Government Money Investments, Intermediate Fixed Income
Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments and International Fixed Income
Investments did not pay brokerage commissions during the year ended August 31, 1997.

	The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 1996:


Portfolio



Total
Brokerage
Commissions



Commissions
paid to
Salomon
Smith
Barney

% of Total
Brokerage
Commissions
paid to
Salomon
Smith
Barney

Balanced Investments

$48,129
$ 8,430
17.51%
18.1%

Large Capitalization
Value Equity
Investments

1,320,797
52,448
3.97
4.5

Large Capitalization
Growth Investments
997,456
0
0
0

Small Capitalization
Value Equity
Investments

587,395
38,857
6.62
5.14

Small Capitalization
Growth Investments

515,880
4,098
0.79
0.38

Emerging Markets
Equity Investments

819,616
0
0
0

International Equity
Investments

2,471,727
0
0
0

Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments and International Fixed Income Investments did not pay brokerage commissions during the year ended August 31, 1996.

Portfolio Turnover

	Government Money Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

	A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

The Portfolios' portfolio turnover rates were as follows:



Portfolio
Year Ended
August 31,
1998


Year Ended
August 31,
1997


Government Money Investments

N/A
N/A

Intermediate Fixed Income
Investments
63%
118%


Long-Term Bond Investments

63
34

Municipal Bond Investments

160
31

Mortgage Backed Investments

214
94

High Yield Investments

13
N/A

Balanced Investments

57
67

Large Capitalization Value Equity
Investments

57
70

Large Capitalization Growth
Investments
39
65

Small Capitalization Value Equity
Investments

59
53

Small Capitalization Growth
Investments

91
81

International Equity Investments

45
32

International Fixed Income
Investments

211
251

Emerging Markets Equity
Investments

139
105

	Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an Advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

	The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the 1940
Act, is indicated by an asterisk. As of the date of this Statement of Additional Information and the Prospectus, the Trustees and officers of the Trust as a group did not own any of the outstanding shares of the Portfolios.



	*Walter E. Auch, Trustee (Age 77). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan Land Fund II. His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

	Martin Brody, Trustee (Age 77). Private Investor; His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, N.J.
07932.

	Armon E. Kamesar, Trustee (Age 71). Chairman of the Board of TEC, an international organization of Chief Executive Officers;
Trustee, U.S. Bankruptcy Court. His address is 7328 Country Club
Drive, La Jolla, CA 92037.

	Stephen E. Kaufman, Trustee (Age 65). Attorney. His address is 277 Park Avenue, New York, New York 10172.

	*Heath B. McLendon, Trustee and Chairman of the Board (Age 65). Managing Director of Salomon Smith Barney and Chairman of the Board of Salomon Smith Barney Strategy Advisers Inc. and Director and President of Mutual Management Corp. ("MMC") and Travelers
Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 58 investment companies associated with Salomon Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 41). Managing Director of Salomon Smith Barney; Chief Financial Officer of Smith Barney Mutual Funds; Direcor and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of other investment companies associated with Salomon Smith Barney.
His address is 388 Greenwich Street, New York, New York 10013.



	Frank L. Campanale, Investment Officer (Age 46). President and Chief Executive Officer of Salomon Smith Barney's Consulting Group. Prior to 1996, National Sales Director for Consulting Group. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	LeRoy T. Pease, CFA, Investment Officer (Age 40). Vice President of Salomon Smith Barney Consulting Group. Prior to 1996, Chief Investment Officer of EMT Group and Manager for Investment Strategy for Bell Atlantic, Philadelphia, Pennsylvania. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

	Christina T. Sydor, Secretary (Age 47) Managing Director of Salomon Smith Barney; General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as Secretary of other investment companies associated with Salomon Smith Barney. Her address is 388 Greenwich Street, New York New York 10013.

	Irving David, Controller (Age 38) Director of Salomon Smith Barney and Controller of other investment companies associated with Salomon Smith Barney. Prior to March, 1994, Assistant Treasurer of First Investment Management Company. His address is 388 Greenwich Street, New York New York 10013.

	Thomas M. Reynolds, Controller (Age 38) Director of Salomon Smith Barney and Controller of the Fund and other investment companies associated with Salomon Smith Barney. His address is 388 Greenwich Street, New York New York 10013.

	As of November 6, 1998, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Trust. As of November 6, 1998, the following shareholders own of record or beneficially 5% or more of shares of a Portfolio of the Trust :


Balanced Investments

SB Corp. Trust
Custodian
Synthes (USA)
Attn: Patricia Davis
1690 Russell Road
Paoli, PA 19301
owned 944,164.753 shares (15.06%)

SBC Trust Company
TST Inc.
Attn. Jody Tourant
20232 E. 220th Street
Long Beach, CA 98010-1644
owned 621,954.789 shares (9.92%)

SBC Trust Company TTEE
Marketing Specialist Sales Co.
Attn. Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 543,327.587 shares (8.67%)

SBC Trust Company TTEE
EBCO Manufacturing Company
401 (k) Profit Sharing Plan
Attn. Lisa Snyder
201 North Walnut Street
9th Floor
Wilmington, DE 19801
owned 407,512.731 shares (6.50%)

High Yield Investments

Mutual Management Corp.
c/o Smith Barney Inc.
Attn: Steve Pires
388 Greenwich Street
New York, New York 10013
owned 1,238,368.549 shares (8.53%)

Remuneration

	No director, officer or employee of Salomon Smith Barney, MMC or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor, MMC or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the fiscal year ended August 31, 1998, such fees and expenses totaled $34,163.


	For the fiscal year ended August 31, 1998, the Trustees of the
Trust were paid the following compensation:
									Total
					Pension or					Total	Number
					Retirement Benefits	Compensation	of Funds
			Aggregate	Accrued as Expense	From		Served in
Name			Compensation  			Fund Complex	Complex

Heath B. McLendon*	None		None			None		58
Walter Auch			$28,200	None			$ 42,464	2
Martin Brody		28,200	None			119,814	19
Armon E. Kamesar		29,200	None			42,364	2
Stephen E. Kaufman	29,200	None			91,964	13

* Designates "interested trustee".


Manager; Advisors; Administrator

   	The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). Each Advisor serves as investment advisor to a Portfolio pursuant to separate written agreements with each Portfolio ("Advisory Agreements"), MMC serves as administrator to each Portfolio pursuant to a written agreement ("Administration Agreement"). The Management Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or the Advisors, on June 18, 1998. The Administration Agreement was most recently approved by The Trust's Board of Trustees, including a majority of the disinterested
Trustees, on June 18, 1998. Certain of the services provided and the fees paid by the Trust under the Management Agreement, the Advisory Agreements and the Administration Agreement are described in the Prospectus. In addition to the services described in the Prospectus, as administrator, MMC furnishes the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the Trust's shareholders and prepares tax returns, reports to and filings with the SEC and state blue sky authorities.


   	For the fiscal year ended August 31, 1998 the Portfolios accrued investment management and administration fees as follows:



1997

Portfolio

Management
Fee

Administration Fee

1998

Management
Fee

Administration Fee

Government Money Investments

$490,756
$654,342

624,357
832,477

High Yield Investments

N/A
N/A

47,537
13,582

Intermediate Fixed Income
Investments

1,325,387
662,693

1,862,860
934,088

Long-Term Bond Investments

672,437
336,219

703,985
351,993

Municipal Bond Investments

190,705
95,353

255,992
127,996

Mortgage Backed Investments

642,610
257,044

766,937
306,775

Balanced Investments

400,541
133,514

506,736
168,912

Large Capitalization Value
Equity Investments

8,514,670
3,452,366

9,677,020
3,922,176

Large Capitalization Growth
Investments

6,413,997
3,126,348

8,517,286
3,867,159

Small Capitalization Value
Equity Investments

2,721,377
1,039,277

4,705,182
1,721,750

Small Capitalization Growth
Investments

3,060,297
1,217,818

6,308,016
2,167,276

International Equity
Investments

5,372,446
1,986,030

7,088,985
2,704,967

International Fixed Income
Investments

641,164
256,466

718,551
287,421

Emerging Markets Equity
Investments
1,690,749
375,723

2,430,735
540,163






	Of the fees incurred by the following Portfolios, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments $250,798; Mortgage Backed Investments - $185,737; and High Yield Investments - $85,979022.

	The Manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Trust's Portfolios so that the Manager would retain, as its annual management fee, no more than 0.30% of each such Portfolio's average daily net assets.. .

	For the year ended August 31, 1996, the Portfolios accrued investment management and administration fees as follows:

Portfolio

Management Fee

Administration Fee

Government Money Investments
$381,354
$508,472

Intermediate Fixed Income
Investments
1,102,332
551,166

Long-Term Bond Investments
604,542
302,271

Municipal Bond Investments
195,025
97,512

Mortgage Backed Investments
570,243
228,097

Balanced Investments
243,698
81,199

Large Capitalization Value Equity
Investments
6,468,340
2,660,110

Large Capitalization Growth
Investments

5,143,031
2,085,238

Small Capitalization Value Equity
Investments
2,188,471
823,189

Small Capitalization Growth
Investments
2,217,550
828,378

International Equity Investments
4,205,662
1,509,451

International Fixed Income
Investments
605,151
242,060

Emerging Markets Equity Investments
697,117
154,915


   	MMC was incorporated on March 12, 1968 under the laws of Delaware and is a registered investment adviser. MMC renders investment advice to investment companies hat had aggregate assets under management as of September 30, 1998 in excess of $108 billion. The Consulting Group, a division of MMC, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager's comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisors, and over 300 on-sight evaluation visits annually to advisors. As of September 30, 1998, the Consulting Group provided services with respect to over $150.4 billion in client assets representing more than 408,106 separate accounts under a variety of programs designed for individual and institutional investors.

	The Manager and the Advisors each pays the salaries of all officers and employees who are employed by it and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Advisors bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

	As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Advisor manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

	The Manager has agreed that if in any fiscal year the aggregate expenses of the Portfolios (including fees payable pursuant to the Management Agreement, but excluding interest, taxes, brokerage fees and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolios, the Manager will reduce its fees by the amount of the excess expenses. A fee reduction, if any, will be reconciled monthly. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Portfolios is 2.5% of the first $30 million of each Portfolio's average daily net assets, 2% of the next $70 million of each Portfolio's average daily net assets and 1.5% of each Portfolio's remaining average daily net assets. No such fee reduction was required for the years ended August 31, 1997 and 1996.

Counsel and Auditors

	Willkie Farr & Gallagher serves as counsel to the Trust.
Stroock & Stroock & Lavan LLP serves as counsel to the Trustees who are not interested persons of the Trust.

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, currently serve as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust

	 The Trust has been organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

	In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PNC Bank, N.A., the Trust's custodian, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

	Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE OF SHARES

	Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with Salomon
Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

	Shares of the Portfolios are available exclusively to participants in Advisory Services and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

	The TRAK(r) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service.
Under the TRAK program the Consulting Group in its capacity as investment adviser to participants in TRAK generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisors other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

	Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

REDEMPTIONS IN KIND

	If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

	As noted in the Prospectus, the Trust will not calculate the net asset value of the Portfolios on certain holidays. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of the Portfolio's shares could be significantly affected.

	Certain of the Portfolios may invest in foreign securities. As a result, the calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued for purposes of calculating the Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security.

	In carrying out the Board's valuation policies, MMC, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the Trust. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by MMC after consultation with the Pricing Service. When in the judgment of the Pricing Service quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.

	The valuation of the securities held by Government Money Investments and U.S. dollar-denominated securities with less than 60 days to maturity held by the other Portfolios is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Portfolio would receive if it sold the instrument.

	Government Money Investments' use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Advisor, under the supervision of the Board of Trustees of the Trust, to be of high quality with minimal credit risks.

	Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, Government Money Investments' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio's holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

	The rule also provides that the extent of any deviation between Government Money Investments' net asset value based on available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board of Trustees. In the event that the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the Portfolio to take any corrective action the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

DETERMINATION OF PERFORMANCE

	From time to time, the Trust may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders.

Yield and Equivalent Taxable Yield

	For a Portfolio other than Government Money Investments, the 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

			YIELD = 2 [ (a-b + 1)(^6) -1]
		                                cd

Where:
	a = dividends and interest earned during the period.

	b= expenses accrued for the period (net of reimbursement), including a ratable portion of the maximum annual fee for participation in TRAK.

	c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d= the maximum offering price per share on the last day of the period.

	For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

	A Portfolio's equivalent taxable 30-day yield is computed by dividing that portion of the Portfolio's 30-day yield that is tax exempt by one minus a stated income tax rate and adding the product to any portion of the Portfolio's yield that is not tax exempt.

	The yield for Government Money Investments is computed by: (a) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven day period for which yield is to be quoted; (b) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (c) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (d) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Portfolio may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

	Investors should recognize that in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Portfolio. In periods of rising interest rates the opposite can be expected to occur.

   	For the seven-day period ended August 31, 1998, the yield for the Government Money Investments portfolio was 4.97% (the effective yield was 5.10%) with an average dollar-weighted portfolio maturity of 33 days.

Average Annual Total Return

	A Portfolio's average annual total return figures described in the Prospectus are computed according to a formula prescribed by the SEC, expressed as follows:

P(1+T)n = ERV

Where:
	P= a hypothetical initial payment of $1,000
	T= average annual total return, including the effect of the maximum annual fee for participation in TRAK.
	n= number of years
	ERV= Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

	The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio.


	The Portfolios' average annual total returns without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:



Portfolio

From
September 1,
1997 through
August 31,
1998

From
September
1, 1993
through
August 31,
1998

From
Inception****
through
August 31,
1998

Government Money Investments
5.10%
4.68%
4.26%

High Yield Investments
NA

NA

(1.38)%

Intermediate Fixed Income
Investments
8.00%

5.51%
6.72

Long-Term Bond Investments
16.22
7.13
7.97

Municipal Bond Investments
8.09
5.03
6.62

Mortgage Backed Investments
8.37
6.37
6.79

Balanced Investments**
(2.85)
10.39
10.55

Large Capitalization Value Equity
Investments
0.03
13.59
12.80

Large Capitalization Growth
Investments
7.81
15.96
14.85

Small Capitalization Value Equity
Investments
(12.84)
8.72
9.98

Small Capitalization Growth
Investments
(25.10)
10.82
13.35

International Equity Investments
3.53
6.62
7.69

International Fixed Income
Investments
10.45
7.69
8.98

Emerging Markets Equity
Investments***
(49.49)
NA
(10.87)

* High Yield Investments commenced operations on July 13, 1998. ** Balanced Investments commenced operations on February 16, 1993.
*** 	Aggregate from April 21, 1994 (commencement of operations of
Emerging Market Equity Investments) through August 31, 1994. ****The remaining Portfolios commenced operations on November 18, 1991.

	The Portfolios' average annual total returns with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:



Portfolio
From
September 1,
1997 through
August 31,
1998

From
September
1, 1993
through
August 31,
1998

From
Inception****
through
August 31,
1998

Government Money Investments
3.53%
3.13%
2.71%

High Yield Investments
NA
NA
(1.58)%

Intermediate Fixed Income
Investments
6.40%
3.94%
5.14

Long-Term Bond Investments
14.63
5.54
6.37

Municipal Bond Investments
6.48
3.47
5.03

Mortgage Backed Investments
6.76
4.79
5.21

Balanced Investments**
(4.30)
8.75
8.91

Large Capitalization Value Equity
Investments
(1.44)
11.91
11.13

Large Capitalization Growth
Investments
6.22
14.23
13.14

Small Capitalization Value Equity
Investments
(14.13)

7.10
8.34

Small Capitalization Growth
Investments
(26.21)
9.17
11.67

International Equity Investments
1.99
5.03
6.09

International Fixed Income
Investments
8.81
6.10
7.37

Emerging Markets Equity
Investments***
(50.23)
NA
(12.19)
_________________
*     High Yield Investments commenced operations on July 13, 1998.
**  	Balanced Investments commenced operations on February 16, 1993.
*** 	Aggregate from April 21, 1994 (commencement of operations of
Emerging Market Equity Investments) 1994 through August 31, 1994. ****The remaining Portfolios commenced operations on November 18, 1991.

	A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio.
Consequently, the given performance quotations should not be considered as representative of the Portfolio's performance for any specified period in the future.

	A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

	Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite
Stock Price Index, the Dow Jones Industrial Average and other industry publications.

TAXES

	Each Portfolio intends to continue to qualify in each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that a Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax exempt interest income (reduced by certain expenses), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.

	Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.
In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or AMT-Subject Bonds held by the Portfolio may not retain its tax exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some or all of Municipal Bond Investments' exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Municipal Bond
Investments' dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

	As described above and in the Prospectus, each Portfolio other than Government Money Investments, Municipal Bond Investments and Balanced Investments may invest in certain types of warrants, foreign currencies, forward contracts, options and futures contracts. These Portfolios anticipate that these investment activities will not prevent them from qualifying as regulated investment companies.

	A Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and
(ii) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are described above and in the Prospectus. Each of the Portfolios will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

	As a general rule, a Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Portfolio shares will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less. Gains on shares held for more than 18 months will be eligible for the reduced 20% maximum capital gains tax rate.

	The Portfolios other than Government Money Investments, Intermediate Fixed Income Investments, Municipal Bond Investments and Mortgage Backed Investments expect to realize a significant amount of net long-term capital gains that will be distributed as described in the Prospectus. Distributions of net realized long-term capital gains ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Portfolio shares, and will be designated as capital gain dividends in a written notice mailed to the shareholders after the close of the Portfolio's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share held for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above with respect to Municipal Bond Investments) on the sale or exchange of the share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

	Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder will also receive, if appropriate, various written notices after the close of a Portfolio's prior taxable year as to the federal income tax status of his or her Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends paid by Municipal Bond Investments that are excluded from federal income taxation and the dollar amount of dividends paid by Municipal Bond Investments that are subject to federal income taxation, including the portion, if any, of long-term capital gains distributions eligible for the reduced 20% maximum capital gains tax rate, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Portfolio. To the extent that Municipal Bond Investments earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

	If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends shall be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

	Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.

	If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

	The foregoing is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including the effects of the Tax Relief Act of 1997 and their state and local tax liabilities.

CUSTODIAN AND TRANSFER AGENT

	PNC Bank National Association ("PNC") and The Chase Manhattan Bank ("Chase") serve as the custodians for the Trust. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Under their custody agreements with the Trust, PNC and Chase are authorized to establish separate accounts for foreign securities owned by the Portfolios to be held with foreign branches of U.S. banks as well as certain foreign banks and securities depositories as sub-custodians of assets owned by the Portfolios. For its custody services, PNC and Chase receive monthly fees charged to a Portfolio based upon the month-end, aggregate net asset value of the Portfolio plus certain charges for securities transactions. PNC and Chase are also reimbursed by the Portfolios for out-of-pocket expenses including the costs of any foreign and domestic sub-custodians.

	First Data Investors Services Group Inc., ("First Data"), a subsidiary of First Data Corporation, serves as the Trust's transfer agent. For its services as transfer agent, First Data receives fees charged to a Portfolio at an annual rate based upon the number of shareholder accounts maintained during the year. First Data is also reimbursed by the Portfolios for out-of-pocket expenses.

FINANCIAL STATEMENTS

   	The Trust's Annual Report for the year ended August 31, 1998, was previously sent to all shareholders and is incorporated into this Statement of Additional Information by reference.




PART C

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

		Included in Part A:

			Financial Highlights

		Included in Part B:

The Registrant's Annual Report for the fiscal year ended
August 31, 1998 and the report of the Independent Accountants dated October 15, 1998 are incorporated by reference to the definitive 30b2-1 filed via EDGAR on November 4, 1998 as Accession No. 91155-98-657.


		Included in Part C:

(b)	Exhibits

1(a)	Master Trust Agreement is incorporated by reference to
Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on May
24, 1991 (the "Registration Statement").

1(b)	Amendment No. 1 to Master Trust Agreement is
incorporated by reference to the Registration Statement.

1(c)	Amendment No. 2 to Master Trust Agreement is
incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 ("Pre-Effective
Amendment No. 1").

1(d)	Amendment No. 3 to Master Trust Agreement is
incorporated by reference to Post-Effective Amendment
No. 6 ("Post-Effective Amendment No. 6") to the Registration
Statement on Form N-1A filed on March 18, 1994.

2(a)	By-Laws are incorporated by reference to the
Registration Statement.

2(b)	Amended and Restated By-Laws are incorporated by
reference to Pre-Effective Amendment No. 1.

3	Not Applicable.

4	Not Applicable.

5(a)	Investment Management Agreement dated July 30, 1993
between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3") to the
Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

5(b)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Pilgrim Baxter & Associates, Ltd. relating to Registrant's Small Capitalization Growth Investments
Portfolio is  incorporated by reference to Post-Effective Amendment No. 3.

5(c)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Smith Affiliated Capital Corp. relating to Registrant's Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(d)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics & Management, Inc. relating to Registrant's Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(e)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Palley-Needelman Asset Management, Inc. relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(f)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Standish, Ayer & Wood, Inc. relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(g)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Julius Baer Investment Management Inc. relating to Registrant's International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(h)	Investment Advisory Agreement dated January 13, 1993
between Shearson Lehman Brothers Inc. and Thorsell, Parker Partners Inc. relating to Registrant's Small Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(i)	Amendment dated April 1, 1993 to Investment Advisory
Agreement dated January 13, 1993 between Shearson Lehman Brothers Inc. and Thorsell, Parker Partners Inc. relating to Registrant's Small Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(j)	Investment Advisory Agreement dated April 1, 1993
between Smith, Barney Advisers, Inc. and Thorsell, Parker Partners Inc. relating to Registrant's Small Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(k)	Investment Advisory Agreement dated April 1, 1993
between Smith, Barney Advisers, Inc. and NFJ Investment Group Inc. relating to Registrant's Small Capitalization Value Equity Investments
Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(l)	Investment Advisory Agreement dated September 20, 1993
between Smith Barney Mutual Funds Management Inc. and Wolf, Webb, Burk & Campbell, Inc. relating to Registrant's Long-Term Fixed Income Investments Portfolio is to be filed by amendment.

   5(m)    Investment Advisory Agreement dated December 31, 1996 between
Smith Barney Mutual Funds Management Inc. and The Boston Company
Asset Management Inc. relating to Registrant's Large Capitalization Value Equity Investments Portfolio is filed herewith.

5(n)	Investment Advisory Agreement dated March 3, 1994
between Smith, Barney Advisers, Inc. and Parametric Portfolio Associates, Inc. relating to Registrant's Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

5(o)	Amended and Restated Investment Advisory Agreement
dated March 3, 1994 between Smith, Barney Advisers, Inc. and Provident Investment Counsel relating to Registrant's Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

5(p)	Investment Advisory Agreement dated March 3, 1994
between Smith Barney Advisers, Inc. and Boston Structured Advisors, a division of PanAgora Asset Management, Inc. relating to Registrant's Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

5(q)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Standish, Ayer & Wood, Inc. relating to Registrant's Government Money Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(r)	Investment Advisory Agreement dated July 30, 1993
between Smith, Barney Advisers, Inc. and Oechsle International Advisors L.P. relating to Registrant's International Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

5(s)	Investment Advisory Agreement dated March 3, 1994
between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant's Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

5(t)	  Administration Agreement dated June 2, 1994 between the
Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16

5(u)   Investment Advisory Agreement dated March 15, 1996 between
Smith Barney Mutual Funds Management Inc. and National Asset
Management Inc. relating to Long-Term Bonds Investments is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on June 3, 1996.

 5(v)   Investment Advisory Agreement dated March 11, 1997 between
Smith Barney Mutual Funds Management Inc. and Berger Associates Inc. relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A.

5(w)   Investment Advisory Agreement dated June, 1997 between
Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

5(x)   Investment Advisory Agreement dated November 7, 1997 between
Smith Barney Mutual Funds Management Inc. and Montgomery Asset
Management, LLC relating to Small Capitalization Growth Investments is Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed.

5(y) Investment Advisory Agreement dated November 18 1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed.

6(a)	Distribution Agreement dated July 30, 1993 between the
Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 3.

6(b) Distribution Agreement between the Registrant and CFBDS Inc. is filed herewith.

7	Not Applicable.

8	Custody Agreements between the Registrant and PNC
Bank and Morgan Guaranty and Trust Company dated March
3, 1995 and August 24, 1995, respectively, are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

9	Transfer Agency and Registrar Agreement between the
Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on December 30, 1993.

10	Opinion of Willkie Farr & Gallagher, including Consent,
is incorporated by reference to Post-Effective Amendment
No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

11	   Auditors' Consent is filed herein.

12	Not Applicable.

13	Purchase Agreement between the Registrant and Shearson
Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

14	Not Applicable.

15	Not Applicable.

16	Schedule for computation of performance data is
incorporated by reference to Post-Effective Amendment No. 1.
to the Registration Statement on Form N-1A filed on March
30, 1992 ("Post-Effective Amendment No. 1").

17	Financial Data Schedules are filed herein.

18	Not Applicable.

19	Powers of Attorney are incorporated by reference to
Post-Effective Amendment No. 3.

Item 25.	Persons Controlled by or Under Common Control with
Registrant

None.

Item 26.	Number of Holders of Securities

	(1)	(2)
	Number of Record Holders
	Title of Class  as of November 6, 1998

Shares of beneficial interest, par value $.001 per share

Government Money Investments	                 98,471
Intermediate Fixed-Income Investments	        37,003
Long-Term Fixed Income Investments   	        18,694
Municipal Bond Investments	                    2,913
Mortgage Backed Investments	                  25,163
Balanced Investments	                            521
Large Capitalization Value Equity Investments	113,033
Large Capitalization Growth Investments	     113,374
Small Capitalization Value Equity Investments	108,620
Small Capitalization Growth Investments	      107,902
International Equity Investments              106,684
International Fixed Income Investments	    34,584
Emerging Markets Equity Investments	         79,698
High Yield Investments                         21,218

Item 27.	Indemnification

	Incorporated by reference to Pre-Effective Amendment
No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 28.(a)	Business and Other Connections of Investment
Advisors

	Investment Manager - The Consulting Group

	The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of Mutual Management Corp. ("MMC") (formerly Smith Mutual Funds Management Inc.), which was incorporated in 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is in turn a wholly owned subsidiary of Citigroup Inc.

	The list required by this Item 28 of officers and directors of MMC and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by MMC on behalf of the Consulting Group pursuant to the Advisers
Act (SEC File No. 801-8314).

Item 28.(b)	Business and Other Connections of Advisors

	Advisors - Standish, Ayer & Wood, Inc.

	Standish, Ayer & Wood, Inc. ("SAW") serves as investment advisor to Intermediate Fixed Income Investments and Government Money Investments. SAW is registered as a commodity trading adviser with the National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SAW provides investment advisory services to individuals and institutions. SAW's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

	The list required by this Item 28 of officers and directors of SAW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SAW pursuant to the Advisers Act (SEC File No. 801-584).

 	Advisors - National Asset Management , Inc.

	National Asset Management , Inc. ("National Asset") serves as investment advisor to Long-Term Bond Investments. National Asset has been registered as an investment advisor under the Advisers Act since 1979 and provides investment advisory services to individuals and institutions. National Asset principal executive offices are located at 101 South Fifth Street, 6th Floor, Louisville, KY 40202.

	The list required by this Item 28 of officers and directors of National Asset together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors is incorporated by reference to Schedules A and D of Form ADV filed by National Asset.

	Advisors - Smith Affiliated Capital Corp.

	Smith Affiliated Capital Corp. ("SACC") serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investment in municipal bonds. SAW's principal executive offices are located at 880 Third Avenue, New York, New York 10022.

	The list required by this Item 28 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the Advisers Act (SEC File No. 801-17037).

	Advisors - Atlantic Portfolio Analytics & Management,
Inc.

	Atlantic Portfolio Analytics & Management, Inc.
("APAM") serves as investment advisor to Mortgage Backed Investments. APAM has been registered as an investment advisor under the Advisers Act since 1984. APAM serves as an investment advisor to institutions.
APAM's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801.

	The list required by this Item 28 of officers and directors of APAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by APAM pursuant to the Advisers Act (SEC File No. 801-24775).

	Advisors - Palley-Needelman Asset Management, Inc.

	Palley-Needelman Asset Management, Inc. ("PNAM") serves as investment advisor to Balanced Investments. PNAM, the predecessor of which has been registered as an investment advisor under the Advisers Act since 1974, provides investment advisory services to individuals and institutions, including retirement plans, foundations and endowments. PNAM's principal executive offices are located at 800 Newport Center Drive, Suite 450, Newport Beach, California 92660.

	The list required by this Item 28 of officers and directors of PNAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PNAM pursuant to the Advisers Act (SEC File No. 801-9755).

	   Advisors - The Boston Company Asset Management, Inc.

	The Boston Company Asset Management, Inc. ("TBCAM") serves as co-investment advisor to Large Capitalization Value Equity Investments. TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

	The list required by this Item 28 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the Advisers Act (SEC File No. ________).

	Advisors - Parametric Portfolio Associates, Inc.

	Parametric Portfolio Associates, Inc. ("PPA") serves as co-investment advisor to Large Capitalization Value Equity Investments. PPA has been registered as an investment advisor under the Advisers Act since 1987. PPA provides investment advisory services to a number of individual and institutional clients. PPA's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090.

	The list required by this Item 28 of officers and directors of PPA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PPA pursuant to the Advisers Act (SEC File No. 801-29855).

	Advisors - Provident Investment Counsel, Inc.

	Provident Investment Counsel, Inc. ("PIC") serves as investment advisor to Large Capitalization Growth Investments. PIC has been registered as an investment advisor under the Advisers Act since 1951. PIC provides investment advisory services to individual and institutional clients. PIC's principal executive offices are located at 300 North Lake Avenue, Pasadena, California 91101.

	The list required by this Item 28 of officers and directors of PIC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIC pursuant to the Advisers Act (SEC File No. 801-11303).


	Advisors - NFJ Investment Group, Inc.

	NFJ Investment Group, Inc. ("NFJ") serves as co-investment advisor to Small Capitalization Value Equity Investments.
NFJ has been registered as an investment advisor under the Advisors
Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

	The list required by this Item 28 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-42814).


	Advisors - Berger Associates, Inc.

	Berger Associates, Inc. ("Berger") will serve as co-investment advisor to Small Capitalization Growth Investments.
Berger has been registered as an investment advisor under the Advisers Act since 1973. Berger is the investment adviser of various institutional clients. Berger's principal executive offices are located at 210 University Blvd., Suite 900, Denver, CO 80206.

	The list required by this Item 28 of officers and directors of Berger, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Berger pursuant to the Advisers Act (SEC File No.801-9451).

	Advisors - Wall Street Associates

	Wall Street Associates ("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA's principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

	The list required by this Item 28 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).

	Advisors - Montgomery Asset Management, LLC

	Montgomery Asset Management, LLC ("Montgomery") will serve as co-investment advisor to Small Capitalization Growth Investments. Montgomery has been registered as an investment advisor under the Advisers Act since 1997. Montgomery is the investment adviser of various institutional clients. Montgomery's principal executive offices are located at 101 California Street, San Francisco, CA 94111.

	The list required by this Item 28 of officers and directors of Montgomery, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Montgomery pursuant to the Advisers Act (SEC File No.801-54803).

	Advisors - Westpeak Investment Advisors, LP

	Westpeak Investment Advisors, LP("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments.
Westpeak has been registered as an investment advisor under the Advisers Act since 1991. Westpeak is the investment adviser of various institutional clients. Westpeak's principal executive offices are located at 1011 Walnut Street, Suite 400, Boulder, CO 80302.

	The list required by this Item 28 of officers and directors of Westpeak, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westpeak pursuant to the Advisers Act (SEC File No.801-39554).

	Advisors - Oechsle International Advisors, L.P.

	Oechsle International Advisors, L.P. ("OIA") serves as investment advisor to International Equity Investments. OIA has been registered as an investment advisor under the Advisers Act since 1986. OIA provides investment advisory services to a number of individual and institutional clients. OIA's principal executive offices are located at One International Place, Boston, Massachusetts 02110.

	The list required by this Item 28 of officers and directors of OIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OIA pursuant to the Advisers Act (SEC File No. 801-28111).

	Advisors - Julius Baer Investment Management Inc.

	Julius Baer Investment Management Inc. ("JBIM") serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM's principal executive offices are located at 330 Madison Avenue, New
York, New York 10017.

	The list required by this Item 28 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the Advisers Act (SEC File No. 801-18766).

	Advisors - AIB Govett  Asset Management Ltd.

	AIB Govett Asset Management Ltd. ("Govett") will serve as investment advisor to Emerging Markets Equity Investments. Govett has been registered as an investment advisor under the Advisers Act since 1972. Govett is the investment adviser of various institutional clients. Govett's principal executive offices are located at Shackleton House, 4
Battlebridge Lane, London, SE1-2HR.

	The list required by this Item 28 of officers and directors of Govett, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Govett pursuant to the Advisers Act (SEC File No.801-34730).

	Advisors - Alliance Capital Management L.P.

	Alliance Capital Management L.P. ("Alliance") will serve as investment advisor to High Yield Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York .

	The list required by this Item 28 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No.801-32361).

	Advisors - David L. Babson & Co., Inc.

	David L. Babson & Co. Inc. ("Babson") will serve as an investment advisor to Small Capitalization Value Equity Investments. Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson is the investment adviser of various institutional and individual clients. Babson's principal executive offices are located at One Memorial Drive, Cambridge, MA,02142-1300.

	The list required by this Item 28 of officers and directors of Babson, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Babson pursuant to the Advisers Act (SEC File No.801-241).



Item 29.	Principal Underwriters

(a) CFBDS, Inc. the Registrant's Distributor, is also the distributor for
CitiFundsSM International Growth & Income Portfolio,
CitiFundsSM International Equity Portfolio, CitiFundsSM Large Cap
Growth
Portfolio, CitiFundsSM Intermediate Income Portfolio,
CitiFundsSM Short-Term U.S. Government Income Portfolio,
CitiFundsSM Emerging Asian Markets Equity Portfolio,
CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves,
CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves,
SM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves,
CitiFundsSM California Tax Free Reserves,
CitiFundsSM Connecticut Tax Free Reserves,
CitiFundsSM New York Tax Free Reserves, CitiFundsSM Balanced Portfolio, CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income Portfolio,
CitiFundsSM Small Cap Growth Portfolio, CitiFundsSM National
Tax Free Income Portfolio, CitiFundsSM New York Tax Free Income
Portfolio,
CitiSelect VIP Folio 200, Citiselect VIP Folio 300,
CitiSelect (VIP Folio 400, CitiSelect (VIP Folio 500,
CitiFundsSM Small Cap Growth VIP Portfolio, CitiSelect (Folio 200, CitiSelect (Folio 300, CitiSelect (Folio 400, and CitiSelect (Folio 500.
CFBDS is also the placement agent for Large Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio,
Intermediate Income Portfolio, Short-Term Portfolio,
Growth & Income Portfolio, Large Cap Growth Portfolio,
Small Cap Growth Portfolio, International Equity Portfolio,
Balanced Portfolio, Government Income Portfolio, Emerging
Asian Markets Equity Portfolio, Tax Free Reserves Portfolio,
Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

     CFBDS, Inc. is also the distributor for the following
Smith Barney Mutual Fund registrants:
Concert Investment Series
Greenwich Street Series Fund
Smith Barney Adjustable Rate Government Income Fund
Smith Barney Aggressive Growth Fund Inc.
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Concert Allocation Series Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Investment Trust
Smith Barney Investment Funds Inc.
Smith Barney Managed Governments Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney Natural Resources Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund Inc.
Smith Barney Principal Return Fund
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust
Smith Barney Variable Account Funds
Smith Barney World Funds, Inc.
Travelers Series Fund Inc.
And various series of unit investment trusts.

CFBDS, Inc. is also the distributor for the following
Salomon Brothers funds;
Salomon Brothers Opportunity Fund Inc.
Salomon Brothers Investors Fund Inc.
Salomon Brothers Capital Fund Inc.
Salomon Brothers Series Funds Inc.
Salomon Brothers Institutional Series Funds Inc.
Salomon Brothers Variable Series Funds Inc.

The information required by this Item 29 with respect to each director, officer and partner of CFBDS, Inc.
is incorporated by reference to Schedule A of Form BD filed by CFBDS, Inc. pursuant to the Securities
Exchange Act of 1934 (SEC File No. 8-32417).

Item 30.	Location of Accounts and Records

	Consulting Group Capital Markets Funds
	222 Delaware Avenue
	Wilmington, Delaware  19801

	PNC Bank, National Association
	17th and Chestnuts Streets
	Philadelphia, Pennsylvania

	The Chase Manhattan Bank
	Chase MetroTech Center
	Brooklyn, NY  11245

	Salomon Smith Barney Inc.
	388 Greenwich Street, 22nd Floor
	New York, New York  10013

	First Data Investor Services Group Inc.
	Exchange Place
	Boston, MA  02109


Item 31.	Management Services

	Not Applicable.

Item 32.	Undertakings

	Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the"1933 Act")and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New
York on the 24th day of November 1998.

					CONSULTING GROUP CAPITAL MARKETS FUNDS

BY /s/ Heath B. McLendon
(Heath B. McLendon, Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

/s/ Heath B. McLendon
Trustee and Chairman of the Board 		November 24, 1998
Heath B. McLendon  (Chief Executive Officer)

/s/ Lewis E. Daidone
Senior Vice President and Treasurer  			November 24, 1998
Lewis E. Daidone  (Chief Financial and Accounting
Officer)

/s/ Walter E. Auch, Sr.*
    Walter E. Auch, Sr., Trustee 				November 24, 1998

/s/ Armon E. Kamesar, Trustee, 				November 24, 1998
     Armon E. Kamesar

/s/ Martin Brody*
    Martin Brody, Trustee, 					November 24, 1998

/s/ Stephen E. Kaufman*
    Stephen E. Kaufman, Trustee, 				November 24, 1998

* Signed pursuant to power of attorney filed October 29, 1993 as an exhibit to Post-Effective Amendment No. 3.

/s/ Heath B. McLendon
    Heath B. McLendon					November 24, 1998